       As filed with the Securities and Exchange Commission on December 29, 2000
                                                 Securities Act File No. 33-4806
                                        Investment Company Act File No. 811-4636
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /X/

                           PRE-EFFECTIVE AMENDMENT NO.                    / /

                         POST-EFFECTIVE AMENDMENT NO. 52                  /X/
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

                                Amendment No. 53                          /X/


                                 The Galaxy Fund
               (Exact Name of Registrant as Specified in Charter)
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108
                    (Address of Principal Executive Offices)
                         Registrant's Telephone Number:
                                 (877) 289-4252

                             W. Bruce McConnel, III
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

                                    Copy to:
                        William Greilich, Vice President
                                    PFPC Inc.
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108

It is proposed that this filing will become effective (check appropriate box):

         / / Immediately upon filing pursuant to paragraph (b)
         / / On [date] pursuant to paragraph (b)
         / / 60 days after filing pursuant to paragraph (a)(1) /X/ On February 28, 2001 pursuant to paragraph (a)(1)
         / / 75 days after filing pursuant to paragraph (a)(2)
         / / On [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  Title of Securities Being Registered: Shares of Beneficial Interest.

[Front cover page]
Galaxy Tax-Exempt Bond Funds
The Galaxy Fund






Prospectus
______________, 2001

Galaxy Tax-Exempt Bond Fund
Galaxy New Jersey Municipal Bond Fund
Galaxy New York Municipal Bond Fund
Galaxy Connecticut Municipal Bond Fund
Galaxy Massachusetts Municipal Bond Fund
Galaxy Rhode Island Municipal Bond Fund
Galaxy Intermediate Tax-Exempt Bond Fund
Galaxy Connecticut Intermediate Municipal Bond Fund
Galaxy Massachusetts Intermediate Municipal Bond Fund

Retail A Shares and Retail B Shares







As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents
Risk/return summary..........................................................1
Introduction.................................................................1
Galaxy Tax-Exempt Bond Fund..................................................3
Galaxy New Jersey Municipal Bond Fund........................................9
Galaxy New York Municipal Bond Fund.........................................15
Galaxy Connecticut Municipal Bond Fund......................................21
Galaxy Massachusetts Municipal Bond Fund....................................27
Galaxy Rhode Island Municipal Bond Fund.....................................33
Galaxy Intermediate Tax-Exempt Bond Fund....................................39
Galaxy Connecticut Intermediate Municipal Bond Fund.........................46
Galaxy Massachusetts Intermediate Municipal Bond Fund.......................52
Additional information about risk...........................................58

Fund management.............................................................59

How to invest in the Funds..................................................60
How sales charges work......................................................60
Buying, selling and exchanging shares.......................................64
How to buy shares...........................................................64
How to sell shares..........................................................66
How to exchange shares......................................................68
Other transaction policies..................................................69

Dividends, distributions and taxes..........................................70

Galaxy investor programs....................................................72
How to reach Galaxy.........................................................74
Financial highlights........................................................75

RISK/RETURN SUMMARY


INTRODUCTION

This prospectus describes the Galaxy Tax-Exempt Bond Funds. The Funds invest primarily in municipal securities, which are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax.

The Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund and Galaxy Massachusetts Intermediate Municipal Bond Fund each commenced operations as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy.

On the following pages, you'll find important information about each of the Galaxy Tax-Exempt Bond Funds, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-   the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-   the fees and expenses that you will pay as an investor in the Fund.


[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.


WHICH FUND IS RIGHT FOR YOU?

The Funds are designed for investors who are looking for income that's free of federal income tax and who can accept fluctuations in price and yield. A Fund that specializes in a particular state is best suited to residents of that state who are also looking for income that is free of the state's income tax. TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Tax-Exempt Bond Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, primarily bonds (normally 65% of total assets). Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION securities are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION securities are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

 [Sidenote:]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]
Best quarter:                       ____% for the quarter ending ______________
Worst quarter:                      ____% for the quarter ending ______________


[bar chart goes here]

----------------- -------------- --------------- -------------- ------------- -------------- ------------ ------------ ------------
1992              1993           1994            1995           1996          1997           1998         1999         2000
----------------- -------------- --------------- -------------- ------------- -------------- ------------ ------------ ------------
  9.25%           11.95%         -5.37%          15.79%           3.31%         8.72%          5.73%      -3.66%       _____%
----------------- -------------- --------------- -------------- ------------- -------------- ------------ ------------ ------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

------------------------------- ----------------------- --------------------- -----------------------------------
                                        1 year                5 years                  Since inception
------------------------------- ----------------------- --------------------- -----------------------------------
Retail A Shares(1)                      _____%                _____%               ____% (12/30/91)
------------------------------- ----------------------- --------------------- -----------------------------------
Retail B Shares(2)                      _____%                --                   ____% (3/4/96)
------------------------------- ----------------------- --------------------- -----------------------------------
Retail B Shares(3)                      _____%                --                   ____% (3/4/96)
------------------------------- ----------------------- --------------------- -----------------------------------
Lehman Brothers Municipal                                                          ____% (since 12/31/91)
Bond Index                              _____%                _____%               ____% (since 2/29/96)
------------------------------- ----------------------- --------------------- -----------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge on Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase.

(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge on Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

----------------------- ------------------------------ -----------------------------
                                                       Maximum deferred sales
                                                       charge (load) shown as a
                        Maximum sales charge (load)    % of the offering price or
                        on purchases shown as a % of   sale price, whichever is
                        the offering price             less
----------------------- ------------------------------ -----------------------------
Retail A Shares         4.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Retail B Shares         None                           5.00%(3)
----------------------- ------------------------------ -----------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                                                            Total
                                          Distribution and                  Fund
                        Management        service (12b-1)     Other         operating
                        fees              fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Retail A Shares         0.75%(4)          None                0.35%         1.10%(4)
----------------------- ----------------- ------------------- ------------- --------------
Retail B Shares         0.75%(4)          0.80%(5)            0.20%         1.75%(4)
----------------------- ----------------- ------------------- ------------- --------------

(1)     Reduced sales charges may be available. See "How to invest in the Funds
        - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001 or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.90% for Retail A Shares and 1.55% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares, but will limit such fees to no more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

------------------------ --------------------- --------------------- -------------------- ---------------------
                                1 year               3 years               5 years              10 years
------------------------ --------------------- --------------------- -------------------- ---------------------
Retail A Shares                   $582                  $808                   $1,052               $1,752
------------------------ --------------------- --------------------- -------------------- ---------------------
Retail B Shares(1)                $678                  $851                   $1,149               $1,734
------------------------ --------------------- --------------------- -------------------- ---------------------
Retail B Shares(2)                $678                  $951                   $1,249               $1,728
------------------------ --------------------- --------------------- -------------------- ---------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

------------------------ --------------------- --------------------- -------------------- ---------------------
Retail B Shares(1)                $178                  $551                   $949                 $1,734
------------------------ --------------------- --------------------- -------------------- ---------------------
Retail B Shares(2)                $178                  $551                   $949                 $1,728
------------------------ --------------------- --------------------- -------------------- ---------------------

(1)     Retail B Shares purchased prior to January 1, 2001.

(2)     Retail B Shares purchased on or after January 1, 2001.

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy New Jersey Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New Jersey municipal securities, which are securities issued by the State of New Jersey and other government issuers and that pay interest which is exempt from both federal income tax and New Jersey personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and by swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. Prior to the date of this prospectus, the Fund had not offered Retail B Shares to investors. The returns for Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.


[Sidenote:]
Best quarter:                       ____% for the quarter ending ___________
Worst quarter:                      ____% for the quarter ending ___________

[bar chart goes here]

-------------- -----------
    1999          2000
-------------- -----------
   -3.20%        ____%
-------------- -----------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

------------------------------- ----------------------- -----------------------------------
                                        1 year                   Since inception
------------------------------- ----------------------- -----------------------------------
Retail A Shares(1)                      ____%               ____% (4/3/98)
------------------------------- ----------------------- -----------------------------------
Retail A Shares(2)                      ____%               ____% (4/3/98)
------------------------------- ----------------------- -----------------------------------
Lehman Brothers Municipal
Bond Index                              ____%               ____% (since 3/31/98)
------------------------------- ----------------------- -----------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Share made on or after January 1, 2001.

(2) These returns represent the performance of Retail A Shares of the Fund but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The performance does not reflect the effect of any front-end sales charge on Retail A Shares. Retail B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 0.80% of the Fund's Retail B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, the average annual total returns for Retail A Shares would have been lower.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

----------------------- ------------------------------ -----------------------------
                                                       Maximum deferred sales
                                                       charge (load) shown as a
                        Maximum sales charge (load)    % of the offering price or
                        on purchases shown as a % of   sale price, whichever is
                        the offering price             less
----------------------- ------------------------------ -----------------------------
Retail A Shares         4.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Retail B Shares         None                           5.00%(3)
----------------------- ------------------------------ -----------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                                                            Total
                                          Distribution and                  Fund
                        Management        service             Other         operating
                        fees              (12b-1) fees        expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Retail A Shares         0.75%(4)          None                1.27%(4)      2.02%(4)
----------------------- ----------------- ------------------- ------------- --------------
Retail B Shares         0.75%(4)          0.80%(4),(5)        0.99%(4)      2.54%(4)
----------------------- ----------------- ------------------- ------------- --------------

(1)     Reduced sales charges may be available. See "How to invest in the Funds
        - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amounts applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.25%. Affiliates of the Adviser are waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.65%. The Fund's administrator is reimbursing certain expenses so that Other expenses for Retail A Shares are expected to be 0.74% and 0.79% for Retail B Shares. Total Fund operating expenses after these waivers and reimbursements are expected to be 0.99% for Retail A Shares and 1.69% for Retail B Shares. These fee waivers and expense reimbursements may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares, but will limit such fees to no more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares                  $670                   $1,078               $1,511                $2,712
----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares                  $757                   $1,191               $1,650                $2,625
----------------------- --------------------- -------------------- --------------------- --------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares                  $257                   $791                 $1,350                $2,625
----------------------- --------------------- -------------------- --------------------- --------------------

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy New York Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by the State of New York and other government issuers and that pay interest which is exempt from federal income tax and New York State and New York City personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. Prior to the date of this prospectus, the Fund had not offered Retail B Shares to investors. The returns for Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.


[Sidenote:]
Best quarter:                       ____% for the quarter ending ______________
Worst quarter:                      ____% for the quarter ending ______________


[bar chart goes here]

---------------- -------------- ------------- -------------- ------------- -------------- ------------- -------------- ------------
     1992            1993           1994          1995           1996          1997           1998          1999           2000
---------------- -------------- ------------- -------------- ------------- -------------- ------------- -------------- ------------
     8.29%          12.30%         -7.26%        16.85%         3.38%          8.66%         5.96%         -3.66%          ____%
---------------- -------------- ------------- -------------- ------------- -------------- ------------- -------------- ------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

---------------------------- -------------------------- --------------------- ------------------------------------
                                      1 year                  5 years                   Since inception
---------------------------- -------------------------- --------------------- ------------------------------------
Retail A Shares(1)                     ____%                   ____%                ____% (12/31/91)
---------------------------- -------------------------- --------------------- ------------------------------------
Retail A Shares(2)                     ____%                   ____%                ____% (12/31/91)
---------------------------- -------------------------- --------------------- ------------------------------------
Lehman Brothers Municipal
Bond Index                             ____%                   ____%                ____% (since 12/31/91)
---------------------------- -------------------------- --------------------- ------------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made or or after January 1, 2001.

(2) These returns represent the performance of Retail A Shares of the Fund but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The performance does not reflect the effect of any front-end sales charge on Retail A Shares. Retail B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 0.80% of the Fund's Retail B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, the average annual total returns for Retail A Shares would have been lower.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

----------------------- ------------------------------ -----------------------------
                                                       Maximum deferred sales
                                                       charge (load) shown as a
                        Maximum sales charge (load)    % of the offering price or
                        on purchases shown as a % of   sale price, whichever is
                        the offering price             less
----------------------- ------------------------------ -----------------------------
Retail A Shares         4.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Retail B Shares         None                           5.00%(3)
----------------------- ------------------------------ -----------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Retail A Shares         0.75%(4)          None                0.42%(4)      1.17%(4)
----------------------- ----------------- ------------------- ------------- --------------
Retail B Shares         0.75%(4)          0.80%(5)            0.26%         1.81%(4)
----------------------- ----------------- ------------------- ------------- --------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees for Retail A Shares (that are included in Other expenses) so that Other expenses for Retail A Shares are expected to be 0.40%. Total Fund operating expenses after these waivers are expected to be 0.95% for Retail A Shares and 1.61% for Retail B Shares. These fee waivers may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares, but will limit such fees to no more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares                $589                 $829                  $1,088                $1,828
----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares                $684                 $969                  $1,280                $1,799
----------------------- --------------------- -------------------- --------------------- --------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares                $184                  $569                 $980                  $1,799
----------------------- --------------------- -------------------- --------------------- --------------------

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Connecticut Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by the State of Connecticut and other government issuers and that pay interest which is exempt from both federal income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. Prior to the date of this prospectus, the Fund had not offered Retail B Shares to investors. The returns for Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.


[Sidenote:]
Best quarter:                       ____% for the quarter ending ______________
Worst quarter:                      ____% for the quarter ending ______________


[bar chart goes here]

------------------ ----------------- ---------------- -------------- ---------------- --------------- --------------
      1994               1995             1996            1997            1998             1999           2000
------------------ ----------------- ---------------- -------------- ---------------- --------------- --------------
     -8.07%             18.02%            3.35%           8.61%           5.84%           -2.83%          ____%
------------------ ----------------- ---------------- -------------- ---------------- --------------- --------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

---------------------------- -------------------------- --------------------- ---------------------------------
                                      1 year                  5 years                 Since inception
---------------------------- -------------------------- --------------------- ---------------------------------
Retail A Shares(1)                     ____%                   ____%              ____% (3/16/93)
---------------------------- -------------------------- --------------------- ---------------------------------
Retail A Shares(2)                     ____%                   ____%              ____% (3/16/93)
---------------------------- -------------------------- --------------------- ---------------------------------
Lehman Brothers Municipal
Bond Index                             ____%                   ____%              ____% (since 3/31/93)
---------------------------- -------------------------- --------------------- ---------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) These returns represent the performance of Retail A Shares of the Fund but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within eight years of the date of purchase. The performance does not reflect the effect of any front-end sales charge on Retail A Shares. Retail B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 0.80% of the Fund's Retail B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, the average annual total returns for Retail A Shares would have been lower.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

----------------------- ------------------------------ -----------------------------
                                                       Maximum deferred sales
                                                       charge (load) shown as a
                        Maximum sales charge (load)    % of the offering price or
                        on purchases shown as a % of   sale price, whichever is
                        the offering price             less
----------------------- ------------------------------ -----------------------------
Retail A Shares         4.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Retail B Shares         None                           5.00%(3)
----------------------- ------------------------------ -----------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                                                            Total
                                          Distribution and                  Fund
                        Management        service (12b-1)     Other         operating
                        fees              fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Retail A Shares         0.75%(4)          None                   0.50%         1.25%(4)
----------------------- ----------------- ------------------- ------------- --------------
Retail B Shares         0.75%(4)          0.80%(5)               0.31%         1.86%(4)
----------------------- ----------------- ------------------- ------------- --------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.35%. Total Fund operating expenses after this waiver are expected to be 0.85% for Retail A Shares and 1.46% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares, but will limit such fees to no more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

------------------------ -------------------- -------------------- --------------------- --------------------
                         1 year               3 years              5 years               10 years
------------------------ -------------------- -------------------- --------------------- --------------------
Retail A Shares                 $596                 $853                 $1,129         $1,915
------------------------ -------------------- -------------------- --------------------- --------------------
Retail B Shares                 $689                 $985                 $1,306         $1,869
------------------------ -------------------- -------------------- --------------------- --------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares                $189                 $585                  $1,006               $1,869
----------------------- --------------------- -------------------- --------------------- --------------------

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Massachusetts Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. Prior to the date of this prospectus, the Fund had not offered Retail B Shares to investors. The returns for Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.


[Sidenote:]
Best quarter:                       ____% for the quarter ending ______________
Worst quarter:                      ____% for the quarter ending ______________


[bar chart goes here]

--------------- ------------- ------------ ------------- ------------ ------------- ------------
     1994           1995         1996          1997         1998          1999         2000
--------------- ------------- ------------ ------------- ------------ ------------- ------------
    -7.71%         17.15%        3.04%        8.95%         5.63%        -3.69%        ____%
--------------- ------------- ------------ ------------- ------------ ------------- ------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

---------------------------- -------------------------- --------------------- -------------------------------
                             1 year                     5 years               Since inception
---------------------------- -------------------------- --------------------- -------------------------------
Retail A Shares(1)           ___%                       ___%                  ___% (3/12/93)
---------------------------- -------------------------- --------------------- -------------------------------
Retail A Shares(2)           ___%                       ___%                  ___% (3/12/93)
---------------------------- -------------------------- --------------------- -------------------------------
Lehman Brothers Municipal
Bond Index                   ___%                       ___%                  ___% (since 2/28/93)
---------------------------- -------------------------- --------------------- -------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) These returns represent the performance of Retail A Shares of the Fund but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within eight years of the date of purchase. The performance does not reflect the effect of any front-end sales charge on Retail A Shares. Retail B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 0.80% of the Fund's Retail B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, the average annual total returns for Retail A Shares would have been lower.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

----------------------- ------------------------------ -----------------------------
                                                       Maximum deferred sales
                                                       charge (load) shown as a
                        Maximum sales charge (load)    % of the offering price or
                        on purchases shown as a % of   sale price, whichever is
                        the offering price             less
----------------------- ------------------------------ -----------------------------
Retail A Shares         4.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Retail B Shares         None                           5.00%(3)
----------------------- ------------------------------ -----------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                                                            Total
                                          Distribution and                  Fund
                        Management        service (12b-1)     Other         operating
                        fees              fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Retail A Shares         0.75%(4)          None                   0.40%         1.15%(4)
----------------------- ----------------- ------------------- ------------- --------------
Retail B Shares         0.75%(4)          0.80%(5)               0.27%         1.82%(4)
----------------------- ----------------- ------------------- ------------- --------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.35%. Total Fund operating expenses after this waiver are expected to be 0.75% for Retail A Shares and 1.42% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares, but will limit such fees to no more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares         $587                  $823                 $1,078                $1,806
----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares         $685                  $973                 $1,285                $1,795
----------------------- --------------------- -------------------- --------------------- --------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares         $185                  $573                 $985                  $1,795
----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Rhode Island Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers and that pay interest which is exempt from both federal income tax and Rhode Island personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. Prior to the date of this prospectus, the Fund had not offered Retail B Shares to investors. The returns for Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.


[Sidenote:]
Best quarter:                       ____% for the quarter ending ______________
Worst quarter:                      ____% for the quarter ending ______________


[bar chart goes here]

--------------- ------------- ------------ ------------- ------------ -------------
     1995           1996         1997          1998         1999          2000
--------------- ------------- ------------ ------------- ------------ -------------
    14.32%         3.63%         8.54%        5.87%        -2.77%        ____%
--------------- ------------- ------------ ------------- ------------ -------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

---------------------------- -------------------------- -------------------------------- -------------------------------
                             1 year                     5 years                          Since inception
---------------------------- -------------------------- -------------------------------- -------------------------------
Retail A Shares(1)           ____%                      ____%                            ____% (12/20/94)
---------------------------- -------------------------- -------------------------------- -------------------------------
Retail A Shares(2)           ____%                      ____%                            ____% (12/20/94)
---------------------------- -------------------------- -------------------------------- -------------------------------
Lehman Brothers Municipal
Bond Index                   ____%                      ____%                            ____% (since 12/31/94)
---------------------------- -------------------------- -------------------------------- -------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.

(2) These returns represent the performance of Retail A Shares of the Fund but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The performance does not reflect the effect of any front-end sales charge on Retail A Shares. Retail B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 0.80% of the Fund's Retail B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, the average annual total returns for Retail A Shares would have been lower.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

----------------------- ------------------------------ -----------------------------
                                                       Maximum deferred sales
                                                       charge (load) shown as a
                        Maximum sales charge (load)    % of the offering price or
                        on purchases shown as a % of   sale price, whichever is
                        the offering price             less
----------------------- ------------------------------ -----------------------------
Retail A Shares         4.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Retail B Shares         None                           5.00%(3)
----------------------- ------------------------------ -----------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                                                            Total
                                          Distribution and                  Fund
                        Management        service (12b-1)     Other         operating
                        fees              fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Retail A Shares         0.75%(4)          None                   0.31%         1.06%(4)
----------------------- ----------------- ------------------- ------------- --------------
Retail B Shares         0.75%(4)          0.80%(5)               0.23%         1.78%(4)
----------------------- ----------------- ------------------- ------------- --------------

(1) Reduced sales charges may be available. See "How to invest in Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.45%. Total Fund operating expenses after this waiver are expected to be 0.76% for Retail A Shares and 1.48% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares, but will limit such fees to no more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares         $578                  $796                 $1.032                $1,708
----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares         $681                  $960                 $1,264                $1,725
----------------------- --------------------- -------------------- --------------------- --------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares         $181                  $560                 $964                  $1,725
----------------------- --------------------- -------------------- --------------------- --------------------

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Intermediate Tax-Exempt Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

[Sidenote:]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a Fund. If a Fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

[Sidenote:]
DERIVATIVES
A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities or in mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Tax-Exempt Medium-Term Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000 the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund.

No performance information is presented for Retail A Shares and Retail B Shares of the Fund because Retail A Shares have less than one full calendar year of performance history and Retail B Shares were not offered by the Fund prior to the date of this prospectus. The returns shown below are for BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. BKB Shares, Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of BKB Shares (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year. Shares of the Predecessor Fund were sold without any sales charges. If the returns of the Predecessor Fund were restated to reflect the front-end sales charge that investors pay when buying Retail A Shares of the Fund, the returns would be lower. In addition, the returns for Retail A Shares and Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[Sidenote:]Best quarter:                       ____% for the quarter ending
______________ Worst quarter:                      ____% for the quarter
ending ______________

[bar chart goes here]

------------- ----------- ---------- ---------- ---------- ---------- ---------
    1994         1995       1996        1997       1998      1999       2000
------------- ----------- ---------- ---------- ---------- ---------- ---------
   -3.02%       14.31%      4.20%      9.10%      6.41%      -2.95%     ____%
------------- ----------- ---------- ---------- ---------- ---------- ---------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000, as compared to a broad-based market index.

---------------------------- ------------- ------------ -----------------------
                                 1 year       5 years    Since inception
---------------------------- ------------- ------------ -----------------------
BKB Shares(1)                    _____%        _____%    _____% (6/14/93)
---------------------------- ------------- ------------ -----------------------
BKB Shares(2)                    _____%        _____%    _____% (6/14/93)
---------------------------- ------------- ------------ -----------------------
Lehman Brothers
7-Year Municipal Bond Index      _____%        _____%    _____% (since 5/31/93)
---------------------------- ------------- ------------ -----------------------

(1) These returns represent the performance of BKB Shares but they have been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) These returns represent the performance of BKB Shares but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. Retail B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 0.80% of the Fund's Retail B Share assets. Had the performance of BKB Shares been restated to reflect these distribution and service (12b-1) fees, the average annual total returns for the BKB Shares would have been lower.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)

---------------------------- -------------------------------------------- --------------------------------------------
                             Maximum sales charge (load) on purchases     Maximum deferred sales charge (load) shown
                             shown as a % of the offering price           as a % of the offering price or sale
                                                                          price, whichever is less
---------------------------- -------------------------------------------- --------------------------------------------
Retail A Shares              4.75%(1)                                     None(2)
---------------------------- -------------------------------------------- --------------------------------------------
Retail B Shares              None                                         5.00%(3)
---------------------------- -------------------------------------------- --------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)

---------------------------- ------------------ ------------------------- ----------------- --------------------------
                                 Management         Distribution and            Other          Total Fund operating
                                    fees          service (12b-1) fees         expenses              expenses
---------------------------- ------------------ ------------------------- ----------------- --------------------------
Retail A Shares                   0.75%(4)                None                 0.94%                 1.69%(4)
---------------------------- ------------------ ------------------------- ----------------- --------------------------
Retail B Shares                   0.75%(4)               0.80%(5)              0.20%                 1.75%(4)
---------------------------- ------------------ ------------------------- ----------------- --------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Affiliates of the Adviser and the Administrator are waiving certain expenses so that Other expenses for Retail A Shares are expected to be 0.30%. Total Fund operating expenses after these waivers are expected to be 0.93% for Retail A Shares and 1.63% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares, but will limit such fees to no more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

--------------------------- ---------------------- -------------------- ---------------------- -----------------------
                                   1 year                3 years               5 years                10 years
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
Retail A Shares                    $639                  $982                  $1,349                  $2,378
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
Retail B Shares                    $678                  $951                  $1,249                  $2,032
--------------------------- ---------------------- -------------------- ---------------------- -----------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Retail B Shares                  $178                    $551                   $949                   $2,032
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Connecticut Intermediate Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income exempt from both federal and Connecticut personal income tax, with a secondary goal of preserving capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Connecticut municipal securities. Connecticut municipal securities are securities issued by the State of Connecticut and other government issuers and that pay interest which is exempt from both federal income tax and Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable debt securities, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on August 1, 1994 as the Boston 1784 Connecticut Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000 the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund.

No performance information is presented for Retail A Shares and Retail B Shares of the Fund because Retail A Shares have less than one full calendar year of performance history and Retail B Shares were not offered by the Fund prior to the date of this prospectus. The returns shown below in the bar chart and the table are for BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. BKB Shares, Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year. Shares of the Predecessor Fund were sold without any sales charges. If the returns of the Predecessor Fund were restated to reflect the front-end sales charge that investors pay when buying Retail A Shares of the Fund, the returns would be lower. In addition, the returns for Retail A Shares and Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[Sidenote:]
Best quarter:                       ____% for the quarter ending ______________
Worst quarter:                      ____% for the quarter ending ______________

[bar chart goes here]

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
        1995                1996                1997               1998                1999               2000
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
       14.66%               3.63%              8.53%               6.67%              -2.81%              ____%
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000, as compared to a broad-based market index.

-------------------------------- -------------------------- --------------------- ---------------------------------
                                          1 year                  5 years                 Since inception
-------------------------------- -------------------------- --------------------- ---------------------------------
BKB Shares(1)                          _____%                   _____%            _____% (8/1/94)
-------------------------------- -------------------------- --------------------- ---------------------------------
BKB Shares(2)                          _____%                   _____%            _____% (since 8/1/94)
-------------------------------- -------------------------- --------------------- ---------------------------------
Lehman Brothers
7-Year Municipal Bond Index            _____%                   _____%            _____% (since 7/31/94)
-------------------------------- -------------------------- --------------------- ---------------------------------

(1) These returns represent the performance of BKB Shares but they have been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) These returns represent the performance of BKB Shares but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. Retail B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 0.80% of the Fund's Retail B Share assets. Had the performance of BKB Shares been restated to reflect these distribution and service (12b-1) fees, the average annual total returns for BKB Shares would have been lower.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

---------------------------- -------------------------------------------- --------------------------------------------
                                                                          Maximum deferred sales charge (load) shown
                             Maximum sales charge (load) on purchases     as a % of the offering price or sale
                             shown as a % of the offering price           price, whichever is less
---------------------------- -------------------------------------------- --------------------------------------------
Retail A Shares              4.75%(1)                                     None(2)
---------------------------- -------------------------------------------- --------------------------------------------
Retail B Shares              None                                         5.00%(3)
---------------------------- -------------------------------------------- --------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)

---------------------------- ------------------ ------------------------- ----------------- --------------------------
                                 Management         Distribution and            Other          Total Fund operating
                                    fees          service (12b-1) fees         expenses              expenses
---------------------------- ------------------ ------------------------- ----------------- --------------------------
Retail A Shares                   0.75%(4)                None                 0.62%                 1.37%(4)
---------------------------- ------------------ ------------------------- ----------------- --------------------------
Retail B Shares                   0.75%(4)               0.80%(5)              0.22%                 1.77%(4)
---------------------------- ------------------ ------------------------- ----------------- --------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Affiliates of the Adviser and the Administrator are waiving certain expenses so that Other expenses for Retail A Shares are expected to be 0.32%. Total Fund operating expenses after this waiver are expected to be 0.95% for Retail A Shares and 1.65% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares but will limit such fees to no more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares         $608                  $888                 $1,189                $2,043
----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares         $680                  $957                 $1,259                $1,879
----------------------- --------------------- -------------------- --------------------- --------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------- --------------------- -------------------- -------------------- ---------------------
Retail B Shares         $180                  $557                 $959                 $1,879
----------------------- --------------------- -------------------- -------------------- ---------------------

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Massachusetts Intermediate Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Massachusetts municipal securities. Massachusetts municipal securities are securities issued by the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Massachusetts Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000 the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund.

No performance information is presented for Retail A Shares and Retail B Shares of the Fund because Retail A Shares have less than one full calendar year of performance history and Retail B Shares were not offered by the Fund prior to the date of this prospectus. The returns shown below in the bar chart and the table are for BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. BKB Shares, Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year. Shares of the Predecessor Fund were sold without any sales charges. If the returns of the Predecessor Fund were restated to reflect the front-end sales charge that investors pay when buying Retail A Shares of the Fund, the returns would be lower. In addition, the returns for Retail A Shares and Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[Sidenote:]
Best quarter:                       ____% for the quarter ending _____________
Worst quarter:                      ____% for the quarter ending _____________

[bar chart goes here]

------------- ----------- ---------- ----------- ----------- ----------- ----------
    1994         1995       1996        1997        1998        1999       2000
------------- ----------- ---------- ----------- ----------- ----------- ----------
   -5.45%       13.73%      3.32%      8.89%       5.91%       -2.16%      ____%
------------- ----------- ---------- ----------- ----------- ----------- ----------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000, as compared to a broad-based market index.

---------------------------------- -------------------------- ----------------------- --------------------------------------
                                   1 year                     5 years                 Since inception
---------------------------------- -------------------------- ----------------------- --------------------------------------
BKB Shares(1)                      _____%                     _____%                  _____% (6/14/93)
---------------------------------- -------------------------- ----------------------- --------------------------------------
BKB Shares(2)                      _____%                     _____%                  _____% (6/14/93)
---------------------------------- -------------------------- ----------------------- --------------------------------------
Lehman Brothers
7-Year Municipal Bond Index        _____%                     _____%                  _____% (since 5/31/93)
---------------------------------- -------------------------- ----------------------- --------------------------------------


(1) These returns represent the performance of BKB Shares but they have been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) These returns represent the performance of BKB Shares but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. Retail B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 0.80% of the Fund's Retail B Share assets. Had the performance of BKB Shares been restated to reflect these distribution and service (12b-1) fees, theaverage annual total returns for BKB Shares would have been lower.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

---------------------------- -------------------------------------------- --------------------------------------------
                                                                          Maximum deferred sales charge (load) shown
                             Maximum sales charge (load) on purchases     as a % of the offering price or sale
                             shown as a % of the offering price           price, whichever is less
---------------------------- -------------------------------------------- --------------------------------------------
Retail A Shares              4.75%(1)                                     None(2)
---------------------------- -------------------------------------------- --------------------------------------------
Retail B Shares              None                                         5.00%(3)
---------------------------- -------------------------------------------- --------------------------------------------


Annual Fund operating expenses (expenses deducted from the Fund's assets)

---------------------------- ------------------ ------------------------- ----------------- --------------------------
                                 Management         Distribution and            Other          Total Fund operating
                                    fees          service (12b-1) fees         expenses              expenses
---------------------------- ------------------ ------------------------- ----------------- --------------------------
Retail A Shares                   0.75%(4)                None                 0.34%                 1.09%(4)
---------------------------- ------------------ ------------------------- ----------------- --------------------------
Retail B Shares                   0.75%(4)               0.80%                 0.21%                 1.76%(4)
---------------------------- ------------------ ------------------------- ----------------- --------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees for Retail A Shares (that are included in Other expenses) so that Other expenses after the waiver are expected to be 0.32%. Total Fund operating expenses after these waivers are expected to be 0.95% for Retail A shares and 1.64% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares but will limit such fees to no more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares         $581                  $805                 $1,047                $1,741
----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares         $679                  $954                 $1,254                $1,729
----------------------- --------------------- -------------------- --------------------- --------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

------------------------ -------------------- -------------------- -------------------- ---------------------
Retail B Shares          $179                 $554                 $954                 $1,729
------------------------ -------------------- -------------------- -------------------- ---------------------

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

ADDITIONAL INFORMATION ABOUT RISK





The main risks associated with an investment in each of the Galaxy Tax-Exempt Bond Funds have been described above. The following supplements that discussion.



TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of its total assets. This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which the Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $___ billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to each of the Predecessor Funds. Fleet National Bank is a wholly-owned subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser and/or Fleet National Bank by the Funds during the fiscal year or period ended October 31, 2000 are set forth below.

--------------------------------------------------------- ----------------------------------------------------------
Fund                                                      Management fee as a % of average net assets
--------------------------------------------------------- ----------------------------------------------------------
Tax-Exempt Bond                                                                     0.55%
--------------------------------------------------------- ----------------------------------------------------------
New Jersey Municipal Bond                                                           0.25%
--------------------------------------------------------- ----------------------------------------------------------
New York Municipal Bond                                                             0.55%
--------------------------------------------------------- ----------------------------------------------------------
Connecticut Municipal Bond                                                          0.35%
--------------------------------------------------------- ----------------------------------------------------------
Massachusetts Municipal Bond                                                        0.35%
--------------------------------------------------------- ----------------------------------------------------------
Rhode Island Municipal Bond                                                         0.45%
--------------------------------------------------------- ----------------------------------------------------------
Intermediate Tax-Exempt Bond                                                        0.63%
--------------------------------------------------------- ----------------------------------------------------------
Connecticut Intermediate Municipal Bond                                             0.63%
--------------------------------------------------------- ----------------------------------------------------------
Massachusetts Intermediate Municipal Bond                                           0.63%
--------------------------------------------------------- ----------------------------------------------------------

HOW TO INVEST IN THE FUNDS

HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares of a Fund, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares of a Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.


[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.


RETAIL A SHARES

The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

------------------------------------- ------------------------------ -----------------------------
                                           Total sales charge
------------------------------------- ------------------------------ -----------------------------
                                      As a % of the offering price
Amount of your investment             per share                      As a % of your investment
------------------------------------- ------------------------------ -----------------------------
Less than $50,000                     4.75%                          4.99%
------------------------------------- ------------------------------ -----------------------------
$50,000 but less than $100,000        4.50%                          4.71%
------------------------------------- ------------------------------ -----------------------------
$100,000 but less than $250,000       3.50%                          3.63%
------------------------------------- ------------------------------ -----------------------------
$250,000 but less than $500,000       2.50%                          2.56%
------------------------------------- ------------------------------ -----------------------------
$500,000 but less than $1,000,000     2.00%                          2.04%
------------------------------------- ------------------------------ -----------------------------
$1,000,000 and over                   0.00%(1)                       0.00%(1)
------------------------------------- ------------------------------ -----------------------------

(1) There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. Galaxy will waive this 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal

     Plan that don't annually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" below.

Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:

-    You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.

-    You were a Galaxy shareholder before December 1, 1995.

- You were a shareholder of the Boston 1784 Funds on the date when the Funds were reorganized into Galaxy.


[Sidenote:]
SALES CHARGE WAIVERS
Ask your broker-dealer or Galaxy's distributor, or consult the SAI, for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your broker-dealer or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).

RETAIL B SHARES

If you bought Retail B Shares of the Galaxy Tax-Exempt Bond Fund prior to January 1, 2001, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased prior to January 1, 2001:

-------------------------------------------------- ----------------------------------------------------------
If you sell all your shares                        You'll pay a CDSC of
-------------------------------------------------- ----------------------------------------------------------
during the first year                              5.00%
-------------------------------------------------- ----------------------------------------------------------
during the second year                             4.00%
-------------------------------------------------- ----------------------------------------------------------
during the third year                              3.00%
-------------------------------------------------- ----------------------------------------------------------
during the fourth year                             3.00%
-------------------------------------------------- ----------------------------------------------------------
during the fifth year                              2.00%
-------------------------------------------------- ----------------------------------------------------------
during the sixth year                              1.00%
-------------------------------------------------- ----------------------------------------------------------
after the sixth year                               None
-------------------------------------------------- ----------------------------------------------------------

If you buy Retail B Shares of a Fund on or after January 1, 2001, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased on or after January 1, 2001:

-------------------------------------------------- ----------------------------------------------------------
If you sell all your shares                        You'll pay a CDSC of
-------------------------------------------------- ----------------------------------------------------------
during the first year                              5.00%
-------------------------------------------------- ----------------------------------------------------------
during the second year                             4.00%
-------------------------------------------------- ----------------------------------------------------------
during the third year                              4.00%
-------------------------------------------------- ----------------------------------------------------------
during the fourth year                             4.00%
-------------------------------------------------- ----------------------------------------------------------
during the fifth year                              3.00%
-------------------------------------------------- ----------------------------------------------------------
during the sixth year                              2.00%
-------------------------------------------------- ----------------------------------------------------------
during the seventh year                            1.00%
-------------------------------------------------- ----------------------------------------------------------
after the seventh year                             None
-------------------------------------------------- ----------------------------------------------------------


For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your broker-dealer or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Funds do not intend to pay more than 0.15% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Funds do not intend to pay more than 0.80% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows each Fund that offers Retail B Shares to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.


CONVERTING RETAIL B SHARES TO RETAIL A SHARES

If you bought Retail B Shares of the Tax-Exempt Bond Fund prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund six years after your purchase. If you buy Retail B Shares of a Fund on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund eight years after purchase. This allows you to benefit from the lower annual expenses of Retail A Shares.


CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES

Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years. Consult your financial professional for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Retail A Shares and Retail B Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.


[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:

-    $2,500 for regular accounts

-    $100 for college savings accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program. You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

HOW TO BUY SHARES

You can buy shares through your financial institution or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A broker or agent who places orders on your behalf may charge you a separate fee for their services.

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA  02110
ABA #0110-0013-8
DDA #79673-5702
Ref:  The Galaxy Fund
   (Account number)
   (Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your financial institution may charge you a fee for sending funds by wire.

CUSTOMERS OF FINANCIAL INSTITUTIONS
If you are a customer of a financial institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, you should place your order through your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. For details, please contact your financial institution.


DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.


[Sidenote:]
DISCOUNT PLANS
You must tell your investment professional or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor call 1-877-BUY-GALAXY (1-877-289-4252).


HOW TO SELL SHARES

You can sell your shares in several ways: by mail, by telephone, by wire, or through your financial institution.

SELLING BY MAIL

Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520


You must include the following:

-    The name of the Fund

-    The number of shares or the dollar amount you want to sell

-    Your account number

-    Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.


[Sidenote:]
SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:

-    you're selling shares worth more than $50,000

- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days

-    you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.


SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

CUSTOMERS OF FINANCIAL INSTITUTIONS
Please contact your financial institution for information on how to sell your shares. The financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial institution, but your financial institution may charge you a fee.


HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

TO EXCHANGE SHARES:

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-    send your request in writing to:
     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

-    ask your financial institution.

Galaxy doesn't charge any fee for making exchanges but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Funds generally declare dividends from net investment income daily and pay them monthly. They normally distribute net capital gains annually. It's expected that the Funds' annual distributions will be mainly income dividends. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

It is expected that the Funds will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


STATE AND LOCAL TAXES



Dividends paid by the Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund that are attributable to interest earned by the Fund may be taxable to shareholders under state or local law. Each state-specific Fund intends to comply with certain state and/or local tax requirements so that its income and dividends will be exempt from the applicable state and/or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the state-specific municipal securities in which each Fund primarily invests or from any capital gains will be subject to the particular state's taxes. However, with respect to the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the Connecticut state income tax on individuals, trusts and estates if paid on Fund shares held as capital assets.



MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS


It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) or your financial institution.


AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter.


PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.


COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50.


DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.


SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares of a Fund made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by writing to Galaxy at:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY


THROUGH YOUR FINANCIAL INSTITUTION

Your financial institution can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.


INVESTCONNECT

InvestConnect is Galaxy's Shareholder Voice Response System. Call
1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET

Please visit Galaxy's Web site at:
www.galaxyfunds.com


[Sidenote:]
HEARING IMPAIRED
Galaxy also offer a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). As of the date of this prospectus, Retail B Shares of the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds have not been offered to investors. Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and/or Retail B Shares of each Fund, assuming all dividends and distributions were reinvested. The Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds each began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. The Predecessor Funds had a fiscal year end of May 31. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. As discussed in such Fund's risk/return summary, prior to the reorganization, each Predecessor Fund offered and sold a single class of shares. The information for the fiscal year or period ended October 31, 2000 has been audited by _________________, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and are ____________________________ the SAI. The Annual Report and SAI are available free of charge upon request. With respect to the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, the information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors. With respect to the Predecessor Funds, the information for the fiscal year or periods ended May 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Funds' former auditors,
_______________________.

                           Galaxy Tax-Exempt Bond Fund
                (For a share outstanding throughout each period)


                                      -----------------------------------------------------------------------
                                                2000                     1999                   1998
                                      ------------------------ ---------------------- -----------------------
                                        Retail       Retail      Retail     Retail      Retail      Retail
                                       A Shares     B Shares    A Shares   B Shares    A Shares    B Shares
                                       --------     --------    --------   --------    --------    --------
Net asset value, beginning of period     $10.33       $10.33      $11.30      $11.30     $11.06     $11.06
                                         ------       ------      ------      ------     ------     ------
Income from investment operations:
   Net investment income(2).........                                0.46        0.39       0.48       0.42
   Net realized and unrealized gain
     (loss) on investments..........                               (0.83)      (0.83)      0.34       0.33
                                                                   ------      ------      ----       ----

Total from investment operations....                               (0.37)      (0.44)      0.82       0.75
                                                                   ------      ------      ----       ----

Less dividends:
   Dividends from net investment
     income.........................                               (0.46)      (0.39)     (0.49)     (0.42)
   Dividends from net realized
     capital gains..................                               (0.14)      (0.14)     (0.09)     (0.09)
                                                                   ------      ------     ------     ------

Total dividends.....................                               (0.60)      (0.53)     (0.58)     (0.51)
                                                                   ------      ------     ------     ------

Net increase (decrease) in net asset
     value..........................                               (0.97)      (0.97)      0.24       0.24
                                                                   ------      ------      ----       ----
Net asset value, end of period......                              $10.33      $10.33  $   11.30   $  11.30
                                                                  ======      ======  =========   =========
Total return(3).....................                               (3.45)%     (4.07)%     7.60%      6.95%
Ratios/supplemental data:
   Net assets, end of period (000's)                           $25,704     $3,382     $24,764     $2,715
Ratios to average net assets:
   Net investment income including
     Reimbursement/waiver...........                              4.25%       3.61%      4.32%    3.71%
   Operating expenses including
      Reimbursement/waiver..........                              0.92%       1.55%      0.94%    1.55%
   Operating expenses excluding
     Reimbursement/waiver...........                              1.12%       1.75%      1.15%    1.76%
Portfolio turnover rate.............                               23%         23%        59%        59%

                                       -------------------------------------------
                                                 1997                  1996
                                       --------------------- ---------------------
                                        Retail     Retail     Retail     Retail
                                       A Shares   B Shares   A Shares   B Shares(1)
                                       --------   --------   --------   -----------
Net asset value, beginning of period    $   10.78 $   10.78   $  10.78  $  10.94
                                        --------- ---------   --------  --------
Income from investment operations:
   Net investment income(2).........         0.50      0.43       0.50     0.27
   Net realized and unrealized gain
     (loss) on investments..........         0.29      0.29       ---     (0.16)
                                             ----      ----      ----     -----

Total from investment operations....         0.79      0.72       0.50     0.11
                                             ----      ----       ----     ----

Less dividends:
   Dividends from net investment
     income.........................        (0.50)    (0.43)     (0.50)   (0.27)
   Dividends from net realized
     capital gains..................        (0.01)    (0.01)     ---        ---
                                            ------    ------    -----     -----

Total dividends.....................        (0.51)    (0.44)     (0.50)   (0.27)
                                            -----     -----      -----    -----

Net increase (decrease) in net asset
     value..........................         0.28    0.28         ---     (0.16)
                                           ------  -------   ---------    -----
Net asset value, end of period......       $11.06  $11.06     $10.78     $ 10.78
                                           ======  ======     ======     =======
Total return(3).....................         7.49%     6.83%      4.77%    1.08%(4)
Ratios/supplemental data:
   Net assets, end of period (000's)    $ 25,465   $  1,690   $28,339    $   787
Ratios to average net assets:
   Net investment income including
     Reimbursement/waiver...........         4.60%     3.95%      4.68%    4.08%(5)
   Operating expenses including
      Reimbursement/waiver..........         0.95%     1.60%      0.93%    1.57%(5)
   Operating expenses excluding
     Reimbursement/waiver...........         1.18%     1.83%      1.18%    1.77%(5)
Portfolio turnover rate.............         78%        78%        15%       15%

------------------------------
(1)  The Fund began offering Retail B Shares on March 4, 1996.

(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $____, $0.44, $0.46,
     $0.47 and $0.48, respectively. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 was $____, $0.37, $0.40, $0.40 and $0.25, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4)  Not annualized.

(5)  Annualized.

                      Galaxy New Jersey Municipal Bond Fund
                (For a share outstanding throughout each period)

                                                                             For the year ending October 31,
                                                                        ---------------------------------------
                                                                        2000(1)           1999          1998(2)
                                                                        -------           ----          -------
                                                                         Retail         Retail          Retail
                                                                        A Shares       A Shares        A Shares
                                                                        --------       --------        --------
Net asset value, beginning of period........................             $9.56           $10.24         $10.00
                                                                         -----           ------         ------
Income from investment operations:
   Net investment income(3).................................                               0.36           0.20
   Net realized and unrealized gain on investments..........                              (0.68)          0.24
                                                                                          ------          ----
   Total from investment operations.........................                              (0.32)          0.44
                                                                                           ----           ----

Less dividends:
   Dividends from net investment income.....................                              (0.36)         (0.20)
                                                                                          ------         ------
Total dividends.............................................                              (0.36)         (0.20)
                                                                                          ------         ------

Net increase in net asset value.............................                              (0.68)          0.24
                                                                                           ----           ----
Net asset value, end of period..............................                              $9.56         $10.24
                                                                                          =====         ======

Total return(4).............................................                              (3.24)%         4.34%(5)

Ratios/supplemental data:
   Net assets, end of period (000's)........................                             $1,302            $815
Ratios to average net assets:
   Net investment income including reimbursement/waiver.....                               3.56%           3.62%(6)
   Operating expenses including reimbursement/waiver........                               1.11%           1.09%(6)
   Operating expenses excluding reimbursement/waiver........                               2.11%           3.65%(6)
Portfolio turnover rate.....................................                                 41%             53%(5)

---------------------------

(1) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(2)  The Fund commenced operations on April 3, 1998.

(3) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the year ended October 31, 2000, 1999 and the period ended October 31, 1998 was $____, $0.26 and $0.06, respectively.

(4) Calculation does not include the effect of any sales charge for Retail A Shares.

(5)  Not annualized.

(6)  Annualized.

                       Galaxy New York Municipal Bond Fund
                (For a share outstanding throughout each period)

                                                                             For the year ending October 31,
                                                          --------------------------------------------------------------------
                                                             2000           1999           1998           1997          1996
                                                           --------       --------       --------       --------      ------
                                                            Retail         Retail         Retail         Retail        Retail
                                                          A Shares        A Shares       A Shares       A Shares      A Shares
                                                          --------        --------       --------       --------      --------
Net asset value, beginning of period......                   $10.57       $11.44          $11.09       $   10.75      $  10.78
                                                             ------       ------          ------       ---------      --------
Income from investment operations:
   Net investment income(1)................                                 0.48            0.48            0.49          0.48
   Net realized and unrealized gain
     (loss) on investments.................                                 0.89            0.35            0.34         (0.03)
                                                                            ----            ----      ----------     ---------
Total from investment operations...........                                 0.41            0.83            0.83          0.45
                                                                            ----            ----      ----------     ---------
Less dividends:
   Dividends from net investment
     Income......................................                          (0.46)          (0.48)          (0.49)        (0.48)
                                                                           ------      ----------     ----------     ---------
Total dividends..................................                          (0.46)          (0.48)          (0.49)        (0.48)
                                                                           ------      ----------     ----------     ---------
Net increase (decrease) in net asset
     value.......................................                          (0.87)           0.35            0.34         (0.03)
                                                                           ------           ----      ----------    ----------
Net asset value, end of period...................                         $10.57       $   11.44       $   11.09     $   10.75
                                                                          ======       =========       =========     =========
Total return(2)..................................                          (3.72)%          7.65%           7.93%         4.31%
Ratios/supplemental data:
   Net assets, end of period (000's).............                        $41,343       $  48,218       $  38,434     $  40,154
Ratios to average net assets:
   Net investment income including
     Reimbursement/waiver........................                           4.31%           4.27%           4.52%         4.50%
   Operating expenses including
     Reimbursement/waiver........................                           0.96%           0.87%           0.94%         0.95%
   Operating expenses excluding
     Reimbursement/waiver........................                           1.16%           1.20%           1.26%         1.35%
Portfolio turnover rate..........................                             24%             27%             61%           12%

------------------------

(1) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $____,
     $0.46, $0.45, $0.45 and $0.44, respectively.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

                     Galaxy Connecticut Municipal Bond Fund
                (For a share outstanding throughout each period)

                                                                        For the year ending October 31,
                                                     --------------------------------------------------------------------
                                                       2000            1999           1998           1997          1996
                                                     --------        --------       --------       --------      ------
                                                      Retail          Retail         Retail         Retail        Retail
                                                     A Shares        A Shares       A Shares       A Shares      A Shares
                                                     --------        --------       --------       --------      --------
Net asset value, beginning of period........          $10.09         $10.82        $  10.47       $   10.14      $  10.13
                                                      ------         ------        --------       ---------      --------
Income from investment operations:
   Net investment income(1).................                           0.43            0.43            0.45          0.42
   Net realized and unrealized gain
     (loss) on investments..................                          (0.73)           0.35            0.33          0.01
                                                                      ------       --------      ----------     ---------
Total from investment operations............                          (0.30)           0.78            0.78          0.43
                                                                      ------       --------      ----------     ---------
Less dividends:
   Dividends from net investment
     Income.................................                          (0.43)           (0.43)         (0.45)        (0.42)
                                                                      ------      -----------    ----------     ---------
Total dividends.............................                          (0.43)           (0.43)         (0.45)        (0.42)
                                                                      ------      -----------    ----------     ---------
Net increase (decrease) in net asset
     Value..................................                          (0.73)            0.35           0.33         (0.01)
                                                                      ------       -----------   ----------     ---------
Net asset value, end of period..............                         $10.09        $   10.82      $   10.47     $   10.14
                                                                     =======       ===========   ==========     =========
Total return(2).............................                          (2.87)%           7.58%          7.86%         4.32%
Ratios/supplemental data:
   Net assets, end of period (000's)........                        $26,715        $  24,856     $   23,355     $  23,244
Ratios to average net assets:
   Net investment income including
     Reimbursement/waiver...................                           4.07%            4.02%          4.30%         4.13%
   Operating expenses including
     Reimbursement/waiver...................                           0.85%            0.88%          0.70%         0.70%
   Operating expenses excluding
     Reimbursement/waiver...................                           1.25%            1.31%          1.31%         1.38%
Portfolio turnover rate.....................                             53%              46%            42%            3%

-----------------------------------

(1) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $____,
     $0.39, $0.38, $0.38 and $0.35, respectively.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

                    Galaxy Massachusetts Municipal Bond Fund
                (For a share outstanding throughout each period)

                                                                          For the year ending October 31,
                                                         ----------------------------------------------------------------
                                                           2000          1999         1998          1997           1996
                                                         --------      --------     --------      --------       ------
                                                          Retail        Retail       Retail        Retail         Retail
                                                         A Shares      A Shares     A Shares      A Shares       A Shares
                                                         --------      --------     --------      --------       --------
Net asset value, beginning of period.........             $9.76          $10.53     $  10.25      $   9.94       $   9.98
                                                          -----          ------     --------      --------       --------
Income from investment operations:
   Net investment income(1)..................                              0.43         0.46          0.45           0.43
   Net realized and unrealized gain
     (loss) on investments...................                             (0.77)        0.27          0.32          (0.04)
                                                                          ------      ------    ----------      ---------
Total from investment operations.............                             (0.34)        0.73          0.77           0.39
                                                                          ------      ------    ----------      ---------
Less dividends:
   Dividends from net investment
     income..................................                             (0.43)       (0.45)        (0.46)         (0.43)
                                                                          ------       ------        ------         ------
Total dividends..............................                             (0.43)       (0.45)        (0.46)         (0.43)
                                                                          ------   ----------   ----------      ---------
Net increase (decrease) in net asset
     value...................................                             (0.77)        0.28          0.31          (0.04)
                                                                          ------   ---------    ----------     ----------
Net asset value, end of period...............                             $9.76    $   10.53     $   10.25     $     9.94
                                                                          =====    =========     =========     ==========
Total return(2)..............................                             (3.35)%       7.22%         7.92%          4.05%
Ratios/supplemental data:
   Net assets, end of period (000's).........                         $  39,696    $  44,189    $   33,318     $   26,275
Ratios to average net assets:
   Net investment income including
     Reimbursement/waiver....................                              4.18%        4.30%         4.38%          4.42%
   Operating expenses including
     Reimbursement/waiver....................                              0.79%        0.78%         0.63%          0.66%
   Operating expenses excluding
     Reimbursement/waiver....................                              1.19%        1.21%         1.20%          1.32%
Portfolio turnover rate......................                               34%           44%           48%            16%

-----------------------

(1) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $____,
     $0.39, $0.41, $0.39 and $0.37, respectively.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

                     Galaxy Rhode Island Municipal Bond Fund
                (For a share outstanding throughout each period)




                                                                   For the year ending October 31,
                                                ---------------------------------------------------------------------
                                                   2000            1999           1998          1997           1996
                                                 --------        --------       --------      --------       --------
                                                  Retail          Retail         Retail        Retail         Retail
                                                 A Shares        A Shares       A Shares      A Shares       A Shares
                                                 --------        --------       --------      --------       --------
Net asset value, beginning of period.......       $10.36          $11.18         $10.91       $  10.65      $   10.67
                                                  ------          ------         ------       --------      ---------
Income from investment operations:
   Net investment income(1) ...............                         0.48           0.50           0.48           0.51
   Net realized and unrealized gain
     on investments........................                        (0.77)          0.29           0.32           0.03
                                                                   ------          ----     ----------       --------
Total from investment operations...........                        (0.29)          0.79           0.80           0.54
                                                                   ------          ----     ----------      ---------
Less dividends:
   Dividends from net investment
     Income................................                        (0.48)         (0.50)         (0.50)         (0.51)
   Dividends from net realized
     capital gains.........................                        (0.05)         (0.02)         (0.04)         (0.05)
                                                                   ------       --------    -----------     ---------
Total dividends............................                        (0.53)         (0.52)         (0.54)         (0.56)
                                                                    ----        --------    ----------      ---------
Net increase (decrease) in net asset
     Value.................................                        (0.82)          0.27           0.26          (0.02)
                                                                   ------        ------     ----------     ----------
Net asset value, end of period.............                       $10.36      $   11.18      $   10.91     $    10.65
                                                                  ======      =========      =========     ==========
Total return(2) ...........................                        (2.73)%         7.35%          7.78%          5.22%
Ratios/supplemental data:
   Net assets, end of period (000's).......                    $  19,833      $  20,210     $   17,134     $   14,900
Ratios to average net assets:
   Net investment income including
     Reimbursement/waiver..................                         4.41%          4.52%          4.50%          4.78%
   Operating expenses including
     Reimbursement/waiver..................                         0.80%          0.81%          0.83%          0.77%
   Operating expenses excluding
     Reimbursement/waiver..................                         1.20%          1.23%          1.34%          1.34%
Portfolio turnover rate....................                          34%           41%              19%            13%

---------------------------

(1) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $____,
     $0.44, $0.45, $0.43 and $0.45, respectively.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

                    Galaxy Intermediate Tax-Exempt Bond Fund*
                (For a share outstanding throughout each period)

                                            For the period
                                                ending                                For the year ended May 31,
                                             October 31,     ---------------------------------------------------------------------
                                                 2000           2000           1999          1998          1997          1996
                                               --------         ----           ----          ----          ----          ----
     Net asset value, beginning of
       period............................                      $10.33         $10.52         $10.18        $9.99         $10.14
                                                               ------         ------         ------        -----         ------
     Income from investment
       operations:
           Net investment income.........                        0.44           0.45           0.48         0.50           0.51
           Net realized and unrealized
           gain (loss) on investments....                       (0.62)         (0.01)          0.44         0.19          (0.09)
                                                                ------         ------          ----         ----          ------
     Total from investment
        operations.......................                       (0.18)          0.44           0.92         0.69           0.42
                                                                ------          ----           ----         ----           ----
     Less dividends:
           Dividends from net
              investment income..........                       (0.44)         (0.45)         (0.48)       (0.50)         (0.51)
           Dividends from net
              realized capital gains.....                       (0.11)         (0.18)         (0.10)       --             (0.06)
                                                                ------        ------          ------    --------          ------
     Total dividends.....................                       (0.55)         (0.63)         (0.58)       (0.50)         (0.57)
                                                                ------         ------         ------       ------         ------
     Net increase (decrease) in net
        asset value......................                       (0.73)         (0.19)          0.34         0.19          (0.15)
                                                                ------         ------          ----         ----          ------
     Net asset value, end of period......                    $   9.60       $  10.33       $  10.52     $  10.18      $    9.99
                                                             ========       =========      =========    =========     ============
     Total return........................                       (1.70)%         4.24%          9.24%        7.74%          4.31%
     Ratios/supplemental data:
           Net assets, end of period
                 (000's).................                    $296,711       $356,995       $303,578     $250,526      $ 196,787
     Ratios to average net assets:
           Net investment income
              including reimbursement/
              waiver.....................                        4.50%          4.31%          4.62%         4.92%         4.90%
           Net investment income
              excluding reimbursement/
              waiver.....................                        4.19%          4.00%          4.30%         4.55%         4.48%
           Operating expenses
              including reimbursement/
              waiver.....................                        0.80%          0.80%          0.80%         0.80%         0.79%
           Operating expenses
              excluding reimbursement/
              waiver.....................                        1.11%          1.11%          1.12%         1.17%         1.21%
     Portfolio turnover rate.............                       48.25%         68.58%         34.06%        33.24%        37.35%

-------------------------------
* The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund.

(1)  Not annualized.

(2)  Annualized.

           Galaxy Connecticut Intermediate Municipal Bond Fund*
             (For a share outstanding throughout each period)


                                      For the period
                                          ending                                For the year ended May 31,
                                        October 31,      --------------------------------------------------------------------------
                                           2000            2000            1999            1998            1997             1996
                                         --------          ----            ----            ----            ----             ----
Net asset value, beginning of
  period............................                      $10.67           $10.81           $10.38         $10.17           $10.27
                                                          ------           ------           ------         ------           ------
Income from investment
  operations:
      Net investment income.........                        0.46             0.48             0.50           0.51             0.53
      Net realized and unrealized
      gain (loss) on investments....                       (0.62)           (0.08)            0.45           0.21            (0.10)
                                                           ------           ------            ----           ----            ------
Total from investment
   operations.......................                       (0.16)            0.40             0.95           0.72             0.43
                                                           ------            ----             ----           ----             ----
Less dividends:
      Dividends from net
         investment income..........                       (0.46)           (0.48)           (0.50)         (0.51)           (0.53)
      Dividends from net
         realized capital gains.....                        (0.05)         (0.06)            (0.02)            --               --
                                                            ------         ------            ------       --------           ------
Total dividends.....................                       (0.51)           (0.54)           (0.52)         (0.51)           (0.53)
                                                           ------           ------           ------         ------           ------
Net increase (decrease) in net
   asset value......................                       (0.67)           (0.14)            0.43           0.21            (0.10)
                                                           ------           ------            ----           ----            ------
Net asset value, end of period......                    $   10.00        $   10.67        $   10.81      $   10.38       $   10.17
                                                        =========        =========        =========      =========       ==========
Total return........................                       (1.45)%           3.72%            9.29%          7.26%            4.20%
Ratios/supplemental data:
      Net assets, end of period
            (000's).................                    $148,902         $187,725         $142,107       $103,104        $  81,441
Ratios to average net assets:
      Net investment income
         including reimbursement/
         waiver.....................                        4.52%            4.37%            4.66%           4.94%           5.02%
      Net investment income
         excluding reimbursement/
         waiver.....................                        4.20%            4.05%            4.32%           4.53%           4.48%
      Operating expenses
         including reimbursement/
         waiver.....................                        0.80%            0.80%            0.80%           0.76%           0.75%
      Operating expenses
         excluding reimbursement/
         waiver.....................                        1.12%            1.12%            1.14%           1.17%           1.29%
Portfolio turnover rate.............                       29.76%           19.10%           16.81%           4.28%          20.41%

----------------------------------

* The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund.

(1)  Not annualized.

(2)  Annualized.

             Galaxy Massachusetts Intermediate Municipal Bond Fund*
                (For a share outstanding throughout each period)

                                       For the period
                                           ending                                  For the year ended May 31,
                                         October 31,     --------------------------------------------------------------------------
                                            2000            2000            1999            1998            1997              1996
                                            ----            ----            ----            ----            ----              ----
Net asset value, beginning of
  period............................                      $10.39           $10.42           $10.01          $9.78            $9.90
                                                          ------           ------           ------          -----            -----
Income from investment
  operations:
      Net investment income.........                        0.45             0.45             0.47           0.47             0.48
      Net realized and unrealized
      gain (loss) on investments....                       (0.61)           (0.03)            0.41           0.23            (0.12)
                                                           ------           ------            ----           ----            ------
Total from investment
   operations.......................                       (0.16)            0.42             0.88           0.70             0.36
                                                           ------            ----             ----           ----             ----
Less dividends:
      Dividends from net
         investment income..........                       (0.45)           (0.45)           (0.47)         (0.47)           (0.48)
      Dividends from net
         realized capital gains.....                        --               --                --            --                --
                                                         --------         --------          --------      --------           -----
Total dividends.....................                       (0.45)           (0.45)           (0.47)         (0.47)           (0.48)
                                                           ------           ------           ------         ------           ------
Net increase (decrease) in net
   asset value......................                       (0.61)           (0.03)            0.41           0.23            (0.12)
                                                           ------           ------            ----           ----            ------
Net asset value, end of period......                    $   9.78         $   10.39        $  10.42       $  10.01         $   9.78
                                                        ========         =========        =========      =========        =========
Total return........................                       (1.51)%           4.10%            8.91%          7.30%            3.64%
Ratios/supplemental data:
      Net assets, end of period
            (000's).................                    $231,140         $267,871         $206,137       $147,459         $106,619
Ratios to average net assets:
      Net investment income
         including reimbursement/
         waiver.....................                        4.52%            4.32%            4.54%           4.74%           4.73%
      Net investment income
         excluding reimbursement/
         waiver.....................                        4.20%            4.00%            4.20%           4.35%           4.25%
      Operating expenses
         including reimbursement/
         waiver.....................                        0.80%            0.80%            0.80%           0.79%           0.80%
      Operating expenses
         excluding reimbursement/
         waiver.....................                        1.12%            1.12%            1.14%           1.18%           1.28%
Portfolio turnover rate.............                       10.58%            9.32%            6.45%           9.47%          47.00%

----------------------------------
* The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund.

(1)  Not annualized.

(2)  Annualized.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

[Fleet Assigned Code]

[Front cover page]
Galaxy Tax-Exempt Bond Funds
The Galaxy Fund






Prospectus
_____________, 2001


Galaxy Tax-Exempt Bond Fund
Galaxy New Jersey Municipal Bond Fund
Galaxy New York Municipal Bond Fund
Galaxy Connecticut Municipal Bond Fund
Galaxy Massachusetts Municipal Bond Fund
Galaxy Rhode Island Municipal Bond Fund
Galaxy Intermediate Tax-Exempt Bond Fund
Galaxy Connecticut Intermediate Municipal Bond Fund
Galaxy Massachusetts Intermediate Municipal Bond Fund
Galaxy Florida Municipal Bond Fund


Trust Shares







As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents
Risk/return summary.......................................................1
Introduction .............................................................1
Galaxy Tax-Exempt Bond Fund...............................................3
Galaxy New Jersey Municipal Bond Fund.....................................8
Galaxy New York Municipal Bond Fund......................................12
Galaxy Connecticut Municipal Bond Fund...................................16
Galaxy Massachusetts Municipal Bond Fund.................................20
Galaxy Rhode Island Municipal Bond Fund..................................24
Galaxy Intermediate Tax-Exempt Bond Fund.................................28
Galaxy Connecticut Intermediate Municipal Bond Fund......................33
Galaxy Massachusetts Intermediate Municipal Bond Fund....................38
Galaxy Florida Municipal Bond Fund.......................................43
Additional information about risk........................................48

Fund management..........................................................49

How to invest in the Funds...............................................50
Buying and selling shares................................................50
How to buy shares........................................................51
How to sell shares.......................................................51
Other transaction policies...............................................51

Dividends, distributions and taxes.......................................52

Financial highlights.....................................................54

RISK/RETURN SUMMARY


INTRODUCTION

This prospectus describes the Galaxy Tax-Exempt Bond Funds. The Funds invest primarily in municipal securities, which are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax.

The Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund, Galaxy Massachusetts Intermediate Municipal Bond Fund and Galaxy Florida Municipal Bond Fund each commenced operations as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy.

On the following pages, you'll find important information about each of the Galaxy Tax-Exempt Bond Funds, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.


[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.

WHICH FUND IS RIGHT FOR YOU?

The Funds are designed for investors who are looking for income that's free of federal income tax and who can accept fluctuations in price and yield. A Fund that specializes in a particular state is best suited to residents of that state who are also looking for income that is free of the state's income tax or, in the case of the Florida Municipal Bond Fund, the state's intangible personal property tax. TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Tax-Exempt Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, primarily bonds (normally 65% of total assets). Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION securities are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION securities are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

[Sidenote:]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:                       ____% for the quarter ending _____________
Worst quarter:                      ____% for the quarter ending _____________


[bar chart goes here]




-------------- ----------- ----------- ------------ ----------- ----------- ------------ ----------- -----------
    1992          1993        1994        1995         1996        1997        1998         1999        2000
-------------- ----------- ----------- ------------ ----------- ----------- ------------ ----------- -----------
    9.25%        11.95%      -5.35%      16.04%       3.57%       8.99%        5.96%       -3.47%      ____%
-------------- ----------- ----------- ------------ ----------- ----------- ------------ ----------- -----------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.



----------------------------------- ------------------ ------------------- ------------------------------
                                         1 year             5 years               Since inception
----------------------------------- ------------------ ------------------- ------------------------------
Trust Shares                              ____%              ____%               ____% (12/30/91)
----------------------------------- ------------------ ------------------- ------------------------------
Lehman Brothers
Municipal Bond Index                      ____%              ____%               ____% (since 12/31/91)
----------------------------------- ------------------ ------------------- ------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------- ------------------- ------------------- -------------- -----------------------------
                        Management fees     Distribution        Other          Total Fund operating
                                            (12b-1) fees        expenses       expenses
----------------------- ------------------- ------------------- -------------- -----------------------------
Trust Shares            0.75%(1)            None                0.16%          0.91%(1)
----------------------- ------------------- ------------------- -------------- -----------------------------

(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.71%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares                    $93                  $290                 $504                $1,120
----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy New Jersey Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New Jersey municipal securities, which are securities issued by the State of New Jersey and other government issuers and that pay interest which is exempt from both federal income tax and New Jersey personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or are unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and by swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Trust Shares during the last calendar year.

[Sidenote:]
Best quarter:                       ____% for the quarter ending _____________
Worst quarter:                      ____% for the quarter ending _____________


[bar chart goes here]


-------------- -----------
    1999          2000
-------------- -----------
-------------- -----------
   -3.02%         ___%
-------------- -----------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.

--------------------------------- ---------------- ----------------------------
                                        1 year            Since inception
--------------------------------- ---------------- ----------------------------
--------------------------------- ---------------- ----------------------------
Trust Shares                             ____%            _____% (4/3/98)
--------------------------------- ---------------- ----------------------------
Lehman Brothers Municipal Bond
Index                                    ____%            ____% (since 3/31/98)
--------------------------------- ---------------- ----------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------- -------------- ------------- ---------- ---------------------
                  Management     Distribution  Other      Total Fund operating
                  fees           (12b-1) fees  expenses   expenses
----------------- -------------- ------------- ---------- ---------------------
----------------- -------------- ------------- ---------- ---------------------
Trust Shares      0.75%(1)       None          0.89%(1)   1.64%(1)
----------------- -------------- ------------- ---------- ---------------------


1 The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.25%. The Fund's administrator is waiving certain expenses so that Other expenses are expected to be 0.61%. Total Fund operating expenses after these waivers are expected to be 0.86%. These fee waivers may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

---------------- -------------- -------------- --------------- --------------
                     1 year        3 years         5 years        10 years
---------------- -------------- -------------- --------------- --------------
---------------- -------------- -------------- --------------- --------------
Trust Shares         $167           $517            $892           $1,944
---------------- -------------- -------------- --------------- --------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy New York Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by the State of New York and other government issuers and that pay interest which is exempt from federal income tax and New York State and New York City personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. Other considerations affecting the

     Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:              .........____% for the quarter ending _____________
Worst quarter:             .........____% for the quarter ending _____________


[bar chart goes here]


-------------- ----------- ----------- ------------ ----------- ----------- ------------ ----------- -----------
    1992          1993        1994        1995         1996        1997        1998         1999        2000
-------------- ----------- ----------- ------------ ----------- ----------- ------------ ----------- -----------
    8.29%        12.30%      -7.26%      17.09%       3.62%       8.89%        6.13%       -3.48%      ____%
-------------- ----------- ----------- ------------ ----------- ----------- ------------ ----------- -----------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


----------------------------------- ------------------ ------------------- ------------------------------
                                         1 year             5 years               Since inception
----------------------------------- ------------------ ------------------- ------------------------------
Trust Shares                              ____%              ____%               ____% (12/31/91)
----------------------------------- ------------------ ------------------- ------------------------------
Lehman Brothers Municipal Bond
Index                                     ____%              ____%                ____% (since 12/31/91)
----------------------------------- ------------------ ------------------- ------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------- ------------------- ------------------- -------------- -----------------------------
                        Management fees     Distribution        Other          Total Fund operating
                                            (12b-1) fees        expenses       expenses
----------------------- ------------------- ------------------- -------------- -----------------------------
Trust Shares            0.75%1              None                0.23%          0.98%(1)
----------------------- ------------------- ------------------- -------------- -----------------------------


(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.78%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares                   $100                 $312                $542                 $1,201
----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Connecticut Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by the State of Connecticut and other government issuers and that pay interest which is exempt from both federal income tax and Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:                       ____% for the quarter ending _____________
Worst quarter:                      ____% for the quarter ending _____________


[bar chart goes here]


-------------- ----------- ----------- ------------ ----------- ----------- ------------
    1994          1995        1996        1997         1998        1999        2000
-------------- ----------- ----------- ------------ ----------- ----------- ------------
   -8.01%        18.29%      3.56%        8.81%       6.07%       -2.65%       ____%
-------------- ----------- ----------- ------------ ----------- ----------- ------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


----------------------------------- ------------------ ------------------- ------------------------------
                                         1 year             5 years               Since inception
----------------------------------- ------------------ ------------------- ------------------------------
Trust Shares                              ____%              ____%                ____% (3/16/93)
----------------------------------- ------------------ ------------------- ------------------------------
Lehman Brothers Municipal Bond
Index                                     ____%              ____%             ____% (since 3/31/93)
----------------------------------- ------------------ ------------------- ------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------- ------------------- ------------------- -------------- -----------------------------
                        Management fees     Distribution        Other          Total Fund operating
                                            (12b-1) fees        expenses       expenses
----------------------- ------------------- ------------------- -------------- -----------------------------
Trust Shares            0.75%(1)            None                0.31%          1.06%(1)
----------------------- ------------------- ------------------- -------------- -----------------------------


(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.66%. Total Fund operating expenses after this waiver are expected to be 0.35%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares                   $108                  $337                $585                 $1,294
----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Massachusetts Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:              ____% for the quarter ending ______________
Worst quarter:             ____% for the quarter ending ______________


[bar chart goes here]


-------------- ----------- ----------- ------------ ----------- ----------- ------------
    1994          1995        1996        1997         1998        1999        2000
-------------- ----------- ----------- ------------ ----------- ----------- ------------
    -7.71%        17.4%       3.26%        9.09%       5.83%       -3.52%        ____%
-------------- ----------- ----------- ------------ ----------- ----------- ------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


----------------------------------- ------------------ ------------------- ------------------------------
                                         1 year             5 years               Since inception
----------------------------------- ------------------ ------------------- ------------------------------
Trust Shares                              -3.52%              6.19%             4.29% (3/12/93)
----------------------------------- ------------------ ------------------- ------------------------------
Lehman Brothers Municipal Bond
Index                                     -2.06%              6.91%             5.25% (since 2/28/93)
----------------------------------- ------------------ ------------------- ------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------- ------------------- ------------------- -------------- -----------------------------
                        Management fees     Distribution        Other          Total Fund operating
                                            (12b-1) fees        expenses       expenses
----------------------- ------------------- ------------------- -------------- -----------------------------
Trust Shares            0.75%(1)            None                0.25%          1.00%(1)
----------------------- ------------------- ------------------- -------------- -----------------------------


(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.35%. Total Fund operating expenses after this waiver are expected to be 0.60%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares                   $102                 $318                 $552                 $1,225
----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio managment team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Rhode Island Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers and that pay interest which is exempt from both federal income tax and Rhode Island personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began offering Trust Shares on June 19, 2000. Because Trust Shares of the Fund do not have a full calendar year of performance history, the returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and Trust Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Trust Shares, Retail A Shares of the Fund are subject to a front-end sales charge on purchases and, in certain cases, to a contingent deferred sales charge at the time shares are sold.

YEAR-BY-YEAR RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]
Best quarter:              ____% for the quarter ending ____________
Worst quarter:             ____% for the quarter ending ____________

[bar chart goes here]


-------------- ----------- ----------- ------------ ----------- -----------
    1995          1996        1997        1998         1999        2000
-------------- ----------- ----------- ------------ ----------- -----------
   14.32%        3.63%       8.54%        5.87%       -2.77%      ____%
-------------- ----------- ----------- ------------ ----------- -----------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.


----------------------------------- ------------------------ ------------------------- -------------------------------
                                            1 year                   5 years                  Since inception
----------------------------------- ------------------------ ------------------------- -------------------------------
Retail A Shares                              ____%                    ____%                   ____% (12/20/94)
----------------------------------- ------------------------ ------------------------- -------------------------------
Lehman Brothers
Municipal Bond Index                         ____%                    ____%                   ____% (since 12/31/94)
----------------------------------- ------------------------ ------------------------- -------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

--------------------------------------------------------------------------------------------------------
                        Management          Distribution        Other          Total Fund operating
                        fees                (12b-1) fees        expenses       expenses
--------------------------------------------------------------------------------------------------------
Trust Shares            0.75%(1)            None                0.29%          1.04%(1)
--------------------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.45%. Total Fund operating expenses after this waiver are expected to be 0.74%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------------
                               1 year               3 years              5 years              10 years
---------------------------------------------------------------------------------------------------------
Trust Shares                   $106                 $331                 $574                 $1,371
---------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Intermediate Tax-Exempt Bond Fund



THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

[Sidenote:]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a Fund. If a Fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

[Sidenote:]
Derivatives

A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities or in mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Tax-Exempt Medium-Term Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000 the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:              _____% for the quarter ending _____________
Worst quarter:             _____% for the quarter ending _____________


[bar chart goes here]

-------------------------------------------------------------------------------
    1994         1995       1996        1997        1998        1999       2000
-------------------------------------------------------------------------------
   -3.02%       14.31%      4.20%      9.10%       6.41%       -2.95%      ___%
-------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.

------------------------------------------------------------------------------------------------------
                                      1 year                  5 years         Since inception
------------------------------------------------------------------------------------------------------
Trust Shares                          _____%                   _____%         _____% (6/14/93)
------------------------------------------------------------------------------------------------------
Lehman Brothers
7-Year Municipal
Bond Index
                                      _____%                   _____%         _____% (since 5/31/93)
------------------------------------------------------------------------------------------------------

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


---------------------------- ------------------ ------------------------- ----------------- --------------------------
                              Management fees         Distribution         Other expenses     Total Fund operating
                                                      (12b-1) fees                                  expenses
---------------------------- ------------------ ------------------------- ----------------- --------------------------
Trust Shares                      0.75%(1)                None                 0.16%                0.91%(1)
---------------------------- ------------------ ------------------------- ----------------- --------------------------


(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Total Fund operating expenses after this waiver are expected to be 0.79%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


--------------------------- ---------------------- -------------------- ---------------------- -----------------------
                                   1 year                3 years               5 years                10 years
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
Trust Shares                       $93                  $290                  $504                    $1,120
--------------------------- ---------------------- -------------------- ---------------------- -----------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Connecticut Intermediate Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income exempt from both federal and Connecticut personal income tax, with a secondary goal of preserving capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Connecticut municipal securities. Connecticut municipal securities are securities issued by the State of Connecticut and other government issuers and that pay interest which is exempt from both federal income tax and Connecticut state income tax on individuals, trusts, and estates. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable debt securities, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.
- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on August 1, 1994 as the Boston 1784 Connecticut Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000 the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:              _____% for the quarter ending _____________
Worst quarter:             _____% for the quarter ending _____________

[bar chart goes here]


--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
        1995                1996                1997               1998                1999               2000
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
       14.66%               3.63%              8.53%               6.67%              -2.81%             _____%
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


-------------------------------- ---------------------- --------------------- ---------------------------------
                                        1 year                5 years                 Since inception
-------------------------------- ---------------------- --------------------- ---------------------------------
Trust Shares                       _____%                 _____%              _____% (8/1/94)
-------------------------------- ---------------------- --------------------- ---------------------------------
Lehman Brothers
7-Year Municipal Bond
Index                              _____%                 _____%              _____% (since 7/31/94)
-------------------------------- ---------------------- --------------------- ---------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


---------------------------- ------------------ ------------------------- ----------------- --------------------------
                              Management fees         Distribution         Other expenses     Total Fund operating
                                                      (12b-1) fees                                  expenses
---------------------------- ------------------ ------------------------- ----------------- --------------------------
Trust Shares                      0.75%(1)                None                 0.19%                0.94%(1)
---------------------------- ------------------ ------------------------- ----------------- --------------------------


(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Total Fund operating expenses after this waiver are expected to be 0.82%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------- --------------- -------------- --------------- --------------
                      1 year          3 years        5 years        10 years
----------------- --------------- -------------- --------------- --------------
Trust Shares           $96            $300             $520         $1,155
----------------- --------------- -------------- --------------- --------------

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Massachusetts Intermediate Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Massachusetts municipal securities. Massachusetts municipal securities are securities issued by the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Massachusetts Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000 the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:                       _____% for the quarter ending _____________
Worst quarter:                      _____% for the quarter ending _____________

[bar chart goes here]

----------- ----------- ---------- ----------- ----------- ----------- ---------
    1994       1995        1996        1997        1998        1999       2000
----------- ----------- ---------- ----------- ----------- ----------- ---------
   -5.45%       13.73%      3.32%      8.89%       5.91%       -2.16%      ____%
----------- ----------- ---------- ----------- ----------- ----------- ---------

                                       -40-

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.

---------------------------- ------------- ------------- ----------------------
                             1 year        5 years       Since inception
---------------------------- ------------- ------------- ----------------------
Trust Shares                 _____%        _____%        _____% (6/14/93)
---------------------------- ------------- ------------- ----------------------
Lehman Brothers
7-Year Municipal Bond Index  _____%        _____%        _____% (since 5/31/93)
---------------------------- ------------- ------------- ----------------------

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Annual Fund operating expenses (expenses deducted from the Fund's assets)
------------- --------------- ------------ -------------- --------------------
                 Management  Distribution       Other     Total Fund operating
                    fees     (12b-1) fees     expenses         expenses
------------- --------------- ------------ -------------- --------------------
Trust Share       0.75%(1)         None         0.17%            0.92%(1)
------------- --------------- ------------ -------------- --------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Total Fund operating expenses after this waiver are expected to be 0.80%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares            $94                   $293                 $509                  $1,131
----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Florida Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax, with a secondary goal of preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Florida municipal securities. Florida municipal securities are securities issued by the State of Florida and other government issuers that pay interest which is exempt from federal income tax and that are exempt from Florida intangible personal property tax. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable debt securities such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Florida municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Florida. Other considerations affecting the Fund's investments in Florida municipal securities are summarized in the Statement of Additional Information.
- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future. The Fund only offers one class of shares which are referred to in this prospectus as Trust Shares.

The Fund began operations on June 30, 1997 as the Boston 1784 Florida Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:              _____% for the quarter ending ___________
Worst quarter:             _____% for the quarter ending ___________


[bar chart goes here]


                   --------------- ------------ -------------
                        1998          1999          2000
                   --------------- ------------ -------------
                       6.37%         -2.78%        _____%
                   --------------- ------------ -------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


---------------------------- -------------------------- --------------------------------------
                             1 year                     Since inception
---------------------------- -------------------------- --------------------------------------
Trust Shares                 _____%                     _____% (6/30/97)
---------------------------- -------------------------- --------------------------------------
Lehman Brothers
7-Year Municipal
Bond Index                   _____%                     _____% (since 6/30/97)
---------------------------- -------------------------- --------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


---------------------------- ------------------ ------------------------- ----------------- --------------------------
                              Management fees         Distribution         Other expenses     Total Fund operating
                                                      (12b-1) fees                                  expenses
---------------------------- ------------------ ------------------------- ----------------- --------------------------
Trust Shares                      0.75%(1)                  None                0.26%                1.01%(1)
---------------------------- ------------------ ------------------------- ----------------- --------------------------


(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.58%. Total Fund operating expenses after this waiver are expected to be 0.84%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares            $103                  $322                 $558                  $1,236
----------------------- --------------------- -------------------- --------------------- --------------------



[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio.

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Galaxy Tax-Exempt Bond Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of its total assets. This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $______ billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to each of the Predecessor Funds. Fleet National Bank is a wholly-owned subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser and/or Fleet National Bank by the Funds during the last fiscal year or period are set forth below.


------------------------------------------------------- -----------------------------------------------------------
Fund                                                    Management fee as a % of average net assets
------------------------------------------------------- -----------------------------------------------------------
Tax-Exempt Bond                                         0.55%
------------------------------------------------------- -----------------------------------------------------------
New Jersey Municipal Bond                               0.25%
------------------------------------------------------- -----------------------------------------------------------
New York Municipal Bond                                 0.55%
------------------------------------------------------- -----------------------------------------------------------
Connecticut Municipal Bond                              0.35%
------------------------------------------------------- -----------------------------------------------------------
Massachusetts Municipal Bond                            0.35%
------------------------------------------------------- -----------------------------------------------------------
Rhode Island Municipal Bond                             0.45%
------------------------------------------------------- -----------------------------------------------------------
Intermediate Tax-Exempt Bond                            0.63%
------------------------------------------------------- -----------------------------------------------------------
Connecticut Intermediate Municipal Bond                 0.63%
------------------------------------------------------- -----------------------------------------------------------
Massachusetts Intermediate Municipal Bond               0.63%
------------------------------------------------------- -----------------------------------------------------------
Florida Municipal Bond                                  0.58%
------------------------------------------------------- -----------------------------------------------------------


HOW TO INVEST IN THE FUNDS


BUYING AND SELLING SHARES

Trust Shares of the Funds are available for purchase by investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation. Qualified accounts include discretionary investment management accounts, custodial accounts and agency accounts. Your institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that Galaxy's distributor, Galaxy's custodian and your institution are open for business.

The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

If market prices are readily available for securities owned by the Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.


[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

[Sidenote:]
INVESTMENT MINIMUMS
Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares but financial institutions may. They may also require you to maintain a minimum account balance.

HOW TO BUY SHARES

You can buy Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The institution holds the shares in your name and receives all confirmations of purchases and sales.


HOW TO SELL SHARES

You can sell Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring sale proceeds to your financial institution, but your financial institution may do so. Contact your financial institution for more information.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution if this happens.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your financial institution on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Funds generally declare dividends from net investment income daily and pay them monthly. They normally distribute net capital gains annually. It's expected that the Funds' annual distributions will be mainly income dividends. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

It is expected that the Funds will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Moreover, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

STATE AND LOCAL TAXES

Dividends paid by the Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund that are attributable to interest earned by the Funds may be taxable to shareholders under state or local law. Each state-specific Fund intends to comply with certain state and/or local tax requirements so that its dividends will be exempt from the applicable state and/or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the state-specific municipal securities in which each Fund primarily invests or from any capital gains, will be subject to the particular state's taxes. However, with respect to the Connecticut Municipal Bond Fund, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the Connecticut state income tax on individuals, trusts and estates if paid on Fund shares held as capital assets.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information in the financial highlights tables reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Florida Municipal Bond Fund each began operations as a separate portfolio (the Predecessor
Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. As discussed in such Fund's risk/return summary, prior to the reorganization, each Predecessor Fund offered and sold a single class of shares. The information for the fiscal year ended October 31, 2000 has been audited by __________________, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and are ______________________________ the SAI. The Annual Report and SAI are
available free of charge upon request. With respect to the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, the information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors. With respect to the Predecessor Funds, the information for the fiscal year or periods ended May 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Funds' former auditors, _______________________.

                          Galaxy Tax-Exempt Bond Fund
               (For a share outstanding throughout each period)


                                                                                For the year ending October 31.
                                                                  --------------------------------------------------------
                                                                  2000         1999         1998         1997         1996
                                                                  ----         ----         ----         ----         ----
                                                                                        Trust Shares
                                                                  --------------------------------------------------------
Net asset value, beginning of period...............               $10.33      $11.30       $11.06        $10.78     $10.78
                                                                  ------      ------       ------        ------     ------
Income from investment operations:
   Net investment income(1)........................                             0.49         0.50          0.53       0.53
   Net realized and unrealized gain (loss)
     on investments................................                            (0.83)        0.34          0.29         --
                                                                               ------        ----          ----      -----
Total from investment operations...................                            (0.34)        0.84          0.82       0.53
                                                                               ------        ----          ----       ----
Less dividends:
  Dividends from net investment income.............                            (0.49)       (0.51)        (0.53)     (0.53)
  Dividends from net realized capital gains........                            (0.14)       (0.09)        (0.01)        --
Total dividends....................................                            (0.63)       (0.60)        (0.54)     (0.53)
                                                                               ------       ------        ------     ------
Net increase (decrease) in net asset value.........                            (0.97)        0.24          0.28         --
                                                                               ------        ----          ----        ---
Net asset value, end of period.....................                           $10.33       $11.30        $11.06      $10.78
                                                                              ======       ======        ======      ======
Total return.......................................                            (3.25)%       7.85%         7.75%       5.03%
Ratios/supplemental data:
  Net assets, end of period (000's)................                         $141,999     $135,664      $122,218    $103,163
Ratios to average net assets:
  Net investment income including
     reimbursement/waiver..........................                             4.96%        4.55%         4.85%       4.91%
  Operating expenses including
     reimbursement/waiver..........................                             0.71%        0.71%         0.70%       0.70%
  Operating expenses excluding
     reimbursement/waiver..........................                             0.91%        0.92%         0.96%       0.95%
Portfolio turnover rate............................                               23%          59%           78%         15%


-----------------------------

(1) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $______, $0.47, $0.48, 0.51 and $0.51, respectively.

                    Galaxy New Jersey Municipal Bond Fund
               (For a share outstanding throughout each period)


                                                                                                           For the period
                                                                  For the year ending October 31,        ending October 31,
                                                                    2000                  1999               1998(1)
                                                                    ----                  ----               -------
                                                                                          Trust Shares
                                                                                          ------------
Net asset value, beginning of period.........................      $9.56                 $10.24              $10.00
                                                                    ----                 ------              ------

Income from investment operations:
  Net investment income(2)...................................                              0.38                0.21
  Net realized and unrealized gain on investments............                             (0.68)               0.24
                                                                                          ------               ----
Total from investment operations.............................                             (0.30)               0.45

Less dividends:
  Dividends from net investment income.......................                             (0.38)              (0.21)
                                                                                          ------              ------
Total dividends..............................................                             (0.38)              (0.21)
                                                                                          ------              ------

Net increase in net asset value..............................                             (0.68)               0.24
                                                                                          ------               ----

Net asset value, end of period...............................                             $9.56              $10.24
                                                                                          =====              ======

Total return.................................................                             (3.06)%              4.48%(3)

Ratios/supplemental data:
  Net assets, end of period (000's)..........................                            $7,422              $7,701
Ratios to average net assets:
  Net investment income including reimbursement/waiver.......                              3.76%               3.79%(4)
  Operating expenses including reimbursement/waiver..........                              0.92%               0.92%(4)
  Operating expenses excluding reimbursement/waiver..........                              1.63%               2.07%(4)
Portfolio turnover rate......................................                                41%                 53%(3)


---------------------

(1)      The Fund commenced operations on April 3, 1998.
(2) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and the Fund's administrator for the year ended October 31, 2000 and 1999 and the period ended October 31, 1998 was $______, $0.30 and $0.15, respectively.
(3)      Not annualized.
(4)      Annualized.

                       Galaxy New York Municipal Bond Fund
                 (For a share outstanding throughout each period)

                                                                                    For the year ending October 31,
                                                             --------------------------------------------------------------------
                                                              2000             1999           1998           1997           1996
                                                              ----             ----           ----           ----           ----
                                                                                           Trust Shares
                                                             --------------------------------------------------------------------
Net asset value, beginning of period...............          $10.57           $11.44         $11.09         $10.75         $10.78
                                                             ------           ------         ------         ------         ------
Income from investment operations:
  Net investment income(1).........................                             0.50           0.50           0.52           0.51
  Net realized and unrealized gain (loss)
     on investments................................                            (0.89)          0.35           0.34          (0.03)
                                                                               ------        ------         ------          ------
Total from investment operations...................                            (0.39)          0.85           0.86           0.48
                                                                               ------        ------         ------          ------
Less dividends:
  Dividends from net investment income.............                            (0.48)         (0.50)         (0.52)         (0.51)
Total dividends....................................                            (0.48)         (0.50)         (0.52)         (0.51)
                                                                               ------         ------        ------          ------
Net increase (decrease) in net asset value.........                            (0.87)          0.35           0.34          (0.03)
                                                                               ------         ------        ------          ------
Net asset value, end of period.....................                           $10.57         $11.44         $11.09         $10.75
                                                                              =======        =======        ======         ======
Total return.......................................                            (3.54)%         7.82%          8.17%          4.55%
Ratios/supplemental data:
  Net assets, end of period (000's)................                          $36,696        $34,801        $27,562        $23,762
Ratios to average net assets:
  Net investment income including
     reimbursement/waiver..........................                             4.50%          4.42%          4.75%          4.75%
  Operating expenses including
     reimbursement/waiver..........................                             0.77%          0.72%          0.71%          0.70%
  Operating expenses excluding
     reimbursement/waiver..........................                             0.97%          0.99%          1.02%          1.10%
Portfolio turnover rate............................                               24%            27%            61%            12%

-----------------------------

(1) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $___, $0.48, $0.47, $0.49 and $0.47, respectively.

                     Galaxy Connecticut Municipal Bond Fund
                (For a share outstanding throughout each period)


                                                                                    For the year ending October 31,
                                                            -----------------------------------------------------------------------
                                                             2000              1999            1998            1997           1996
                                                             ----              ----            ----            ----           ----
                                                                                             Trust Shares
                                                            -----------------------------------------------------------------------

Net asset value, beginning of period...............         $10.09           $10.82            $10.47        $10.14          $10.13
                                                            ------           ------            ------        ------          ------
Income from investment operations:
  Net investment income(1).........................                            0.45              0.45          0.47            0.44
  Net realized and unrealized gain (loss)
     on investments................................                           (0.73)             0.35          0.33            0.01
                                                                              ------             ----          ----            ----
Total from investment operations...................                           (0.28)             0.80          0.80            0.45
                                                                              ------             ----          ----            ----
Less dividends:
  Dividends from net investment income.............                           (0.45)            (0.45)        (0.47)          (0.44)
                                                                              ------            -------       ------          ------
  Total dividends..................................                           (0.45)            (0.45)        (0.47)          (0.44)
                                                                              ------            -------       ------          ------

Net increase (decrease) in net asset value.........                           (0.73)             0.35          0.33            0.01
                                                                              ------           ------          ----            ----
Net asset value, end of period.....................                          $10.09            $10.82        $10.47          $10.14
                                                                             =======           =======       ======          ======
Total return.......................................                           (2.68)%            7.81%         8.06%           4.54%
Ratios/supplemental data:
  Net assets, end of period (000's)................                          $17,848          $13,913        $9,866          $6,348

Ratios to average net assets:
  Net investment income including
     reimbursement/waiver..........................                             4.26%            4.24%         4.51%           4.34%
  Operating expenses including
     reimbursement/waiver..........................                             0.65%            0.67%         0.49%           0.49%
  Operating expenses excluding
     reimbursement/waiver..........................                             1.05%            1.10%         1.10%           1.17%
Portfolio turnover rate............................                               53%              46%           42%              3%

-----------------------------

(1) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $____, $0.41, $0.40, $0.41 and $0.37, respectively.

                    Galaxy Massachusetts Municipal Bond Fund
                (For a share outstanding throughout each period)

                                                                                    For the year ending October 31,
                                                           ------------------------------------------------------------------------
                                                            2000              1999            1998            1997           1996
                                                            ----              ----            ----            ----           ----
                                                                                          Trust Shares
                                                           ------------------------------------------------------------------------
Net asset value, beginning of period...............        $ 9.76           $10.53            $10.25         $ 9.94          $ 9.98
                                                           ------           ------            ------         ------          ------
Income from investment operations:
  Net investment income(1).........................                           0.45              0.47           0.46            0.46
  Net realized and unrealized gain (loss)
     on investments................................                          (0.77)             0.27           0.32           (0.04)
                                                                             ------             ----           ----           ------
Total from investment operations...................                          (0.32)             0.74           0.78            0.42
                                                                             ------             ----           ----            ----

Less dividends:
  Dividends from net investment income.............                          (0.45)            (0.46)         (0.47)          (0.46)
                                                                             ------            ------         ------          ------
  Total dividends..................................                          (0.45)            (0.46)         (0.47)          (0.46)
                                                                             ------            ------         ------          ------
Net increase (decrease) in net asset value.........                          (0.77)             0.28           0.31           (0.04)
                                                                             ------           ------           ----           ------
Net asset value, end of period.....................                          $9.76            $10.53         $10.25          $ 9.94
                                                                             =====            ======         ======          ======
Total return.......................................                          (3.17)%            7.42%          8.06%           4.27%
Ratios/supplemental data:
  Net assets, end of period (000's)................                        $33,897           $23,371        $13,986         $11,047
Ratios to average net assets:
  Net investment income including
     reimbursement/waiver..........................                           4.36%             4.49%          4.57%           4.60%
  Operating expenses including
     reimbursement/waiver..........................                           0.61%             0.60%          0.44%           0.48%
  Operating expenses excluding
     reimbursement/waiver..........................                           1.01%             1.03%          1.01%           1.14%
Portfolio turnover rate............................                             34%               44%            48%             16%

-----------------------------

(1) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $___, $0.41, $0.42, $0.40 and $0.40, respectively.

                     Galaxy Rhode Island Municipal Bond Fund
                 (For a share outstanding throughout the period)

                                                                                         For the Period ended
                                                                                           October 31, 2000
                                                                                          ------------------
                                                                                             Trust Shares
                                                                                 -------------------------------------
Net asset value, beginning of period............................................                 $10.00
                                                                                                 ------
Income from investment operations:
  Net investment income(2)......................................................
Net realized and unrealized gain on investments.................................
Total from investment operations................................................
Less dividends:
  Dividends from net investment income..........................................
  Dividends from net realized capital gains.....................................
Total dividends.................................................................
Net increase (decrease) in net asset value......................................
Net asset value, end of period..................................................
Total return(3).................................................................
Ratios/supplemental data:
  Net assets, end of period (000's).............................................
Ratios to average net assets:
  Net investment income including reimbursement/waiver..........................
  Operating expenses including reimbursement/waiver.............................
  Operating expenses excluding reimbursement/waiver.............................
Portfolio turnover rate.........................................................

------------------------

(1)      Trust Shares of the Fund commenced operations on June 19, 2000.
(2) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the period ended October 31, 2000 was $____.
(3)      Not annualized.
(4)      Annualized.

                    Galaxy Intermediate Tax-Exempt Bond Fund*
                (For a share outstanding throughout each period)

                                            For the period
                                                ended
                                             October 31,                              For the year ended May 31,
                                             ------------    --------------------------------------------------------------------
                                                 2000         2000           1999           1998            1997          1996
                                                 ----         ----           ----           ----            ----          ----
Net asset value, beginning of
 period.............................            $9.60        $10.33         $10.52         $10.18          $9.99         $10.14
                                                -----        ------         ------         ------          -----         ------
Income from investment
 operations:
     Net investment income..........                           0.44           0.45           0.48           0.50           0.51
     Net realized and unrealized
     gain (loss) on investments.....                          (0.62)         (0.01)          0.44           0.19          (0.09)
                                                              ------         ------          ----           ----          ------
Total from investment
 operations.........................                          (0.18)          0.44           0.92           0.69           0.42
                                                              ------          ----           ----           ----           ----
Less dividends:
     Dividends from net
     investment income..............                          (0.44)         (0.45)         (0.48)         (0.50)         (0.51)
     Dividends from net
     realized capital gains.........                          (0.11)         (0.18)         (0.10)             --         (0.06)
                                                              ------         ------         ------         ------         ------
Total dividends.....................                          (0.55)         (0.63)         (0.58)         (0.50)         (0.57)
                                                              ------         ------         ------         ------         ------
Net increase (decrease) in net
 asset value........................                          (0.73)         (0.19)          0.34           0.19          (0.15)
                                                              ------         ------          ----           ----          ------
Net asset value, end of period......                       $   9.60      $   10.33      $   10.52      $   10.18       $    9.99
                                                           ========      =========      =========      =========       =========
Total return........................                          (1.70)%         4.24%          9.24%          7.74%           4.31%
Ratios/supplemental data:
     Net assets, end of period
      (000's).......................                       $296,711       $356,995       $303,578       $250,526       $  196,787
Ratios to average net assets:
     Net investment income
      including reimbursement/
      waiver........................                           4.50%          4.31%          4.62%          4.92%            4.90%
     Net investment income
      excluding reimbursement/
      waiver........................                           4.19%          4.00%          4.30%          4.55%            4.48%
     Operating expenses
      including reimbursement/
      waiver........................                           0.80%          0.80%          0.80%          0.80%            0.79%
     Operating expenses
      excluding reimbursement/
      waiver........................                           1.11%          1.11%          1.12%          1.17%            1.21%
Portfolio turnover rate.............                          48.25%         68.58%         34.06%         33.24%           37.35%



------------------------------
* The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund.

              Galaxy Connecticut Intermediate Municipal Bond Fund*
                (For a share outstanding throughout each period)

                                            For the period
                                                ended
                                             October 31,                               For the year ended May 31,
                                             ------------    --------------------------------------------------------------------
                                                 2000         2000           1999           1998            1997          1996
                                                 ----         ----           ----           ----            ----          ----
Net asset value, beginning of
 period.............................           $10.00       $10.67         $10.81         $10.38          $10.17        $10.27
                                               ------       ------         ------         ------          ------        ------
Income from investment
 operations:
     Net investment income..........                          0.46           0.48           0.50            0.51          0.53
     Net realized and unrealized
     gain (loss) on investments.....                         (0.62)         (0.08)          0.45            0.21         (0.10)
                                                             ------         ------          ----            ----         ------
Total from investment
 operations.........................                         (0.16)          0.40           0.95            0.72          0.43
                                                              ----           ----           ----            ----          ----
Less dividends:
     Dividends from net
     investment income..............                         (0.46)         (0.48)         (0.50)          (0.51)        (0.53)
     Dividends from net
     realized capital gains.........                         (0.05)         (0.06)         (0.02)             --            --
                                                             ------         ------         ------        --------        -----
Total dividends.....................                         (0.51)         (0.54)         (0.52)          (0.51)        (0.53)
                                                             ------         ------         ------          ------        ------
Net increase (decrease) in net
 asset value........................                         (0.67)         (0.14)          0.43            0.21         (0.10)
                                                             ------          ----           ----            ----         ------
Net asset value, end of period......                      $  10.00       $  10.67       $  10.81        $  10.38      $   10.17
                                                          ========       ========       ========        ========      =========
Total return........................                         (1.45)%         3.72%          9.29%           7.26%          4.20%
Ratios/supplemental data:
     Net assets, end of period
      (000's).......................                      $148,902       $187,725       $142,107        $103,104       $ 81,441
Ratios to average net assets:
     Net investment income
       including reimbursement/
       waiver.......................                          4.52%          4.37%          4.66%           4.94%          5.02%
     Net investment income
       excluding reimbursement/
       waiver.......................                          4.20%          4.05%          4.32%           4.53%          4.48%
     Operating expenses
       including reimbursement/
       waiver.......................                          0.80%          0.80%          0.80%           0.76%          0.75%
     Operating expenses
       excluding reimbursement/
       waiver.......................                          1.12%          1.12%          1.14%           1.17%          1.29%
Portfolio turnover rate.............                         29.76%         19.10%         16.81%           4.28%         20.41%

----------------------------------

* The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund.

             Galaxy Massachusetts Intermediate Municipal Bond Fund*
                (For a share outstanding throughout each period)


                                            For the period
                                                ended
                                             October 31,                                For the year ended May 31,
                                             ------------    ---------------------------------------------------------------
                                                 2000         2000         1999         1998          1997          1996
                                                 ----         ----         ----         ----          ----          ----
Net asset value, beginning of
 period.............................            $9.78         $10.39         $10.42         $10.01        $9.78        $9.90
                                                -----         ------         ------         ------        -----        -----
Income from investment
 operations:
     Net investment income..........                            0.45           0.45           0.47         0.47         0.48
     Net realized and unrealized
     gain (loss) on investments.....                           (0.61)         (0.03)          0.41         0.23        (0.12)
                                                               ------         ------          ----         ----        ------
Total from investment
 operations.........................                           (0.16)          0.42           0.88         0.70         0.36
                                                               ------          ----           ----         ----         ----
Less dividends:
     Dividends from net
     investment income..............                           (0.45)         (0.45)         (0.47)       (0.47)       (0.48)
     Dividends from net
     realized capital gains.........                            --             --              --          --            --
                                                             --------       --------       --------    --------        ------
Total dividends.....................                           (0.45)         (0.45)         (0.47)       (0.47)       (0.48)
                                                               ------         ------         ------       ------       ------
Net increase (decrease) in net
 asset value........................                           (0.61)         (0.03)          0.41         0.23        (0.12)
                                                               ------         ------          ----         ----        ------
Net asset value, end of period......                        $   9.78       $  10.39      $   10.42    $   10.01    $      9.78
                                                            ========       =========     =========    =========    ===========
Total return........................                           (1.51)%         4.10%          8.91%        7.30%        3.64%
Ratios/supplemental data:
     Net assets, end of period
      (000's).......................                        $231,140       $267,871       $206,137     $147,459    $ 106,619
Ratios to average net assets:
     Net investment income
       including reimbursement/
       waiver.......................                            4.52%          4.32%          4.54%        4.74%        4.73%
     Net investment income
       excluding reimbursement/
       waiver.......................                            4.20%          4.00%          4.20%        4.35%        4.25%
     Operating expenses
       including reimbursement/
       waiver.......................                            0.80%          0.80%          0.80%        0.79%        0.80%
     Operating expenses
       excluding reimbursement/
       waiver.......................                            1.12%          1.12%          1.14%        1.18%        1.28%
Portfolio turnover rate.............                           10.58%          9.32%          6.45%        9.47%       47.00%


----------------------------------
* The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust

     Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund.

                       Galaxy Florida Municipal Bond Fund*
                 (For a share outstanding throughout each period)

                                                      For the period ended                                     For the period
                                                          October 31,          For the year ended May 31,       ended May 31,
                                                          -----------       -------------------------------     -------------
                                                              2000          2000                1999               1998(1)
                                                              ----          ----                ----               -------
Net asset value, beginning of period.........                $9.51            $10.12           $10.30             $10.00
                                                             -----            ------           ------             ------
Income from investment operations:
      Net investment income..................                                   0.43             0.44               0.43
      Net realized and unrealized gain (loss)
           on investments....................                                  (0.61)           (0.04)              0.32
                                                                               ------           ------              ----
Total from investment operations.............                                  (0.18)            0.40               0.75
                                                                               ------           ------              ----
Less dividends:
      Dividends from net investment income...                                  (0.43)           (0.44)             (0.43)
      Dividends from net realized capital gains                                  --             (0.14)             (0.02)
                                                                             ----------       --------             ------
Total dividends..............................                                  (0.43)           (0.58)             (0.45)
                                                                               ------           ------             ------
Net increase (decrease) in net asset value...                                  (0.61)           (0.18)              0.30
                                                                               ------           ------              ----
Net asset value, end of period...............                                 $ 9.51           $10.12             $10.30
                                                                              ======           ======             ======
Total return                                                                   (1.76)%           3.88%              7.63%(2)
Ratios/supplemental data:
      Net assets, end of period (000's)......                                $61,154          $68,796            $51,793
Ratios to average net assets:
      Net investment income including
           reimbursement/waiver..............                                   4.44%            4.25%              4.59%(3)
      Net investment income excluding
           reimbursement/waiver..............                                   4.09%            3.91%              4.20%(3)
      Operating expenses including
           Reimbursement/waiver..............                                   0.80%            0.80%              0.80%(3)
      Operating expenses excluding
           reimbursement/waiver..............                                   1.15%            1.14%              1.19%(3)
Portfolio turnover rate......................                                  28.39%           10.88%             21.35%

----------------------------------

* The Fund commenced operations on June 30, 1997 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for shares of the Fund.
(1)  Period from commencement of operations.
(2)  Not annualized.
(3)  Annualized.

[Back Cover Page]

Where to find more information


You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

[Fleet assigned code]

[Front cover page]
The Galaxy Fund




Prospectus
________________, 2001

Galaxy Institutional Money Market Fund
Galaxy Institutional Treasury Money Market Fund



Class II Shares






As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

Risk/return summary........................................................1
Introduction...............................................................1
Galaxy Institutional Money Market Fund.....................................2
Galaxy Institutional Treasury Money Market Fund............................6
Additional information about risk.........................................10
Fund management...........................................................11
How to invest in the Funds................................................12
Buying, selling and exchanging shares.....................................12
How to buy shares.........................................................13
How to sell shares........................................................13
Other transaction policies................................................13
Dividends, distributions and taxes........................................14
Financial highlights......................................................15

RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes the Galaxy Institutional Money Market Fund and Galaxy Institutional Treasury Money Market Fund. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

[Sidenote:]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.

Each Fund commenced operations as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the past performance of the Fund measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Institutional Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality short-term debt obligations, including commercial paper, asset-backed commercial paper, corporate bonds, U.S. Government agency obligations, taxable municipal securities and repurchase agreements. The Fund may invest more than 25% of its assets in money market instruments issued by U.S. and foreign banks, and in U.S. Government obligations.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

[Sidenote:]
REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on November 5, 1997 as the Boston 1784 Institutional Prime Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares of the Fund.

No performance information is presented for Class II Shares of the Fund because they were not offered by the Fund prior to the date of this prospectus. The returns shown below are for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class II Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.


[Sidenote:]
Best quarter:.....      _____% for the quarter ending ______________
Worst quarter:....      _____% for the quarter ending ______________


[bar chart goes here]

                 ------------- ---------- -----------
                  1998          1999       2000
                 ------------- ---------- -----------
                  5.40%        4.99%      ____%
                 ------------- ---------- -----------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000.

       ----------------------------- ------------- -------------------------------
                                        1 year            Since inception
       ----------------------------- ------------- -------------------------------
       Class I Shares                    ___%             ____% (11/5/97)
       ----------------------------- ------------- -------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

------------------------- ---------------------- ---------------------- ----------------------- ----------------------
                             Management fees     Distribution (12b-1)       Other expenses      Total Fund operating
                                                         fees                                         expenses
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Class II Shares                   0.20%                  None                  0.26%(1)                0.46%(1)
------------------------- ---------------------- ---------------------- ----------------------- ----------------------

(1) Affiliates of the Adviser are waiving a portion of shareholder service fees (which are included in Other expenses) so that Other expenses for Class II Shares are expected to be 0.25%. Total Fund operating expenses for Class II Shares after this waiver are expected to be 0.45%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Class II Shares                 $47                 $148                  $258                 $579
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Institutional Treasury Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in short-term U.S. Government obligations, including U.S. Treasury securities, U.S. Government agency obligations and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. The Fund invests the rest of its assets in U.S. Government obligations issued by agencies or instrumentalities, including mortgage-backed securities.


[Sidenote:]
U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Institutional U.S. Treasury Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares of the Fund.

No performance information is presented for Class II of the Fund because they were not offered prior to the date of this prospectus. The returns shown below are for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class II Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.


[Sidenote:]
Best quarter:                       ____% for the quarter ending _______________
Worst quarter:                      ____% for the quarter ending _______________


[bar chart goes here]

---------------- -------------- ------------- -------------- ------------- -------------- --------------
1994             1995           1996          1997           1998          1999           2000
---------------- -------------- ------------- -------------- ------------- -------------- --------------
4.04%            5.69%          5.14%         5.30%          5.20%         4.81%          ____%
---------------- -------------- ------------- -------------- ------------- -------------- --------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000.

  ----------------------------------------- ----------------------- ---------------------- ------------------------
                                                    1 year                 5 years             Since inception
  ----------------------------------------- ----------------------- ---------------------- ------------------------
  Class I Shares                                    ____%                   ____%              ____% (6/14/93)
  ----------------------------------------- ----------------------- ---------------------- ------------------------

To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Annual Fund operating expenses (expenses deducted from the Fund's assets)

  ----------------------- --------------------- ---------------------- ---------------------- ----------------------
                            Management fees         Distribution          Other expenses      Total Fund operating
                                                    (12b-1) fees                                    expenses
  ----------------------- --------------------- ---------------------- ---------------------- ----------------------
  Class II Shares                0.20%                  None                  0.24%                0.44%
  ----------------------- --------------------- ---------------------- ---------------------- ----------------------

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Class II Shares                 $45                 $141                  $246                 $555
----------------------- --------------------- -------------------- --------------------- --------------------

Additional information about risk


The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

FUND MANAGEMENT


ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $___ billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to each of the Predecessor Funds. Fleet National Bank is a wholly-owned subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.

The management fees paid to the Adviser and/or Fleet National Bank by the Funds during the period ended October 31, 2000 are set forth below.

------------------------------------------------------ ------------------------------------------------------
Fund                                                   Management fee as a % of average net assets
------------------------------------------------------ ------------------------------------------------------
Institutional Money Market                                                     0.20%
------------------------------------------------------ ------------------------------------------------------
Institutional Treasury Money Market                                            0.20%
------------------------------------------------------ ------------------------------------------------------

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS


BUYING, SELLING AND EXCHANGING SHARES

Class II Shares of the Funds are available for purchase by qualified financial institutions and their customers who purchase shares in accordance with the policies of a qualified financial institution. A "qualified financial institution" is a financial institution which has entered into a sales agreement and servicing agreement with respect to the Funds.

You can buy and sell Class II Shares of the Funds on any business day. A business day is any day that Galaxy's distributor, Galaxy's custodian and the New York Stock Exchange are open for business.

If your order to buy shares of Fund is received and accepted by Galaxy's distributor by 2:30 p.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 2:30 p.m. that day. If your order to buy shares of Fund is received and accepted by Galaxy's distributor after 2:30 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares of a Fund is the NAV per share next determined after receipt of your order. If you are purchasing or selling shares through a qualified financial institution, your financial institution is responsible for transmitting your order to Galaxy's distributor in a timely fashion.

NAV is determined on each day the New York Stock Exchange (NYSE) is open for trading as of 2:30 p.m. (Eastern time) and at the close of regular trading on the NYSE that day (usually 4:00 p.m. Eastern time). The NYSE is generally open for trading every Monday through Friday, except for national holidays.

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Class II Shares, minus the value of the Fund's liabilities attributable to Class II Shares, divided by the number of Class II Shares held by investors.

HOW TO BUY SHARES

You can buy Class II Shares by submitting your purchase order to Galaxy's distributor (if you are a qualified financial institution) or indirectly through a qualified financial institution. A qualified financial institution purchasing shares of a Fund on behalf of its customers is responsible for transmitting orders to Galaxy's distributor and wiring payment to Galaxy's custodian in accordance with its agreements with Galaxy. If you are purchasing shares through a qualified financial institution, you should consult the transaction policies of your financial institution.

[Sidenote:]
INVESTMENT MINIMUMS

The minimum initial aggregate investment by an institutional investor purchasing shares on its own behalf or on behalf of its customers is $2,000,000. There is no minimum investment requirement for additional purchases.

SHAREHOLDER SERVICE FEES

Class II Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.25% of each Fund's Class II Share assets to institutional investors who provide certain services to their customers who own shares of the Funds. The Funds do not intend to pay more than 0.15% in shareholder service fees with respect to Class II Shares during the current fiscal year.

HOW TO SELL SHARES

You can sell Class II Shares by submitting your request to Galaxy's distributor (if you are a qualified financial institution) or indirectly through a qualified financial institution. A qualified financial institution selling shares of a Fund on behalf of its customers is responsible for transmitting orders to Galaxy's distributor and wiring payment to Galaxy's custodian in accordance with its agreements with Galaxy. If you are selling shares through a qualified financial institution, you should consult the transaction policies of your financial institution.

OTHER TRANSACTION POLICIES

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to institutional investors on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy requires that a financial institution maintain an average account balance of $2,000,000. If the balance in the account falls below $2,000,000, Galaxy may require the financial institution to sell all shares in the account.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them monthly. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Distributions by the Funds will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of a Fund's distributions that are attributable to interest on U.S. Government securities or on securities of a particular state or localities within the state.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS

Each Fund began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. As discussed above in each Fund's risk/return summary, prior to the reorganization, each Predecessor Fund offered and sold a single class of shares. Class II Shares of the Funds had not been offered to investors prior to the date of this Prospectus. The financial highlights tables on the following pages will help you understand the financial performance for Class I Shares of each Fund (including the Predecessor Fund for the periods prior to January 26, 2000) for the past five fiscal years (or the period since a particular Fund began operations). The financial highlights tables shown below are intended to provide you with a long-term perspective as to the Funds' financial history. Certain information reflects the financial performance of a single share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund, assuming all dividends and distributions were reinvested. The information for the period ended October 31, 2000 has been audited by ________________________, Galaxy's independent auditors, whose report, along with the Funds' financial statements and included in Galaxy's Annual Report with respect to the Funds and are _______________________ the SAI. The Funds' Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended May 31, 2000, 1999, 1998, 1997 and 1996 has been audited by ____________________, the
Predecessor Funds' independent auditors, whose report, along with the Predecessor Funds' financial statements, are included in the Predecessor Funds' Annual Report dated May 31, 2000 and are ________________________ the SAI.

                     Galaxy Institutional Money Market Fund*
            (For a Class I Share outstanding throughout each period)


                                                      For the                                            For the
                                                    period ended                                      period ended
                                                     October 31,         For year ended May 31,          May 31,
                                                    ------------         -----------------------      ------------
                                                        2000             2000               1999         1998(1)
                                                        ----             ----               ----         -------
Net asset value, beginning of period                   $1.00         $   1.00            $    1.00      $   1.00
                                                       -----         --------            ---------      --------
Income from investment operations:

    Net investment income........                                        0.05                0.05           0.03

    Net realized and unrealized gain (loss)
      on investments.............                                         --                 --             --
                                                                     --------            ---------      --------

     Total from investment operations                                    0.05                0.05           0.03
                                                                     --------            ---------      --------

Less dividends:
     Dividends from net investment
           income................                                       (0.05)              (0.05)         (0.03)

     Dividends from net realized capital
           gains.................                                         --                 --             --
                                                                     --------            ---------      --------

  Total dividends................                                       (0.05)              (0.05)         (0.03)

Net increase (decrease) in net asset value                                --                 --             --
                                                                     --------            ---------      --------

Net asset value, end of period...                      $1.00         $   1.00            $   1.00       $   1.00
                                                       -----         --------            ---------      --------
                                                       -----         --------            ---------      --------
Total return.....................                         %              5.43%               5.10%          5.55%(2)

Ratios/supplemental data:
  Net assets, end of period (000's)                       $          $696,613            $516,901       $302,338

Ratios to average net assets:
  Net investment income including
  reimbursement/waiver..........                          %              5.35%               4.93%          5.36%(2)
  Net investment income excluding
  reimbursement/waiver..........                          %              5.35%               4.88%          5.21%(2)
  Operating expenses including
     reimbursement/waiver........                         %              0.30%               0.30%          0.27%(2)
  Operating expenses excluding
     reimbursement/waiver........                         %              0.30%               0.35%          0.42%(2)



          -------------------------------------------
         * The Fund commenced operations on November 5, 1997 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for shares of the Fund.
         (1)  For the period from commencement of operations.

                Galaxy Institutional Treasury Money Market Fund*
            (For a Class I Share outstanding throughout each period)


                                          For the
                                        period ended
                                         October 31,                      For the year ended May 31,
                                        -------------  ----------------------------------------------------------------
                                            2000          2000          1999           1998          1997          1996
                                            ----          ----          ----           ----          ----          ----
   Net asset value, beginning of
     period.........................                      $ 1.00        $ 1.00         $ 1.00        $ 1.00         $ 1.00
                                                          ------        ------         ------        ------         ------
   Income from investment operations:
     Net investment income..........         $1.00          0.05          0.05           0.05          0.05           0.05
                                             -----
     Net realized and unrealized gain
        (loss) on investments.......                          --            --             --           --             --
                                                      ----------    ----------     ----------    ---------      ---------
        Total from investment
          operations................                        0.05          0.05           0.05         0.05           0.05
                                                      ----------    ----------     ----------    ---------      ---------
   Less dividends:
     Dividends from net investment
        income......................                       (0.05)        (0.05)         (0.05)       (0.05)         (0.05)
     Dividends from net realized
        capital gains...............                          --            --             --           --             --
                                                      ----------    ----------     ----------    ---------      ---------
        Total dividends.............                       (0.05)        (0.05)         (0.05)       (0.05)         (0.05)
                                                      ----------    ----------     ----------    ---------      ---------
   Net increase (decrease) in net
     asset value....................                          --            --             --           --             --
                                                      ----------    ----------     ----------    ---------      ---------
   Net asset value, end of
     period.........................    $      1.00   $     1.00    $     1.00     $     1.00    $     1.00     $    1.00
                                        ===========   ===========   ===========    ===========   ===========    ===========
   Total return.....................          %             5.26%         4.90%          5.36%         5.16%         5.45%
   Ratios/supplemental data:
     Net assets, end of period (000's)  $             $5,022,306    $4,346,037     $4,285,801    $2,591,487     $ 644,733
   Ratios to average net assets:
     Net investment income including
        reimbursement/ waiver.......          %             5.15%         4.79%          5.24%         5.05%          5.29%
     Net income excluding
        reimbursement/waiver                  %             5.15%         4.79%          5.24%         5.04%          5.22%
     Operating expenses including
        reimbursement/waiver........          %             0.30%         0.31%          0.33%         0.33%          0.32%
     Operating expenses excluding
         reimbursement/waiver.......          %             0.30%         0.31%          0.33%         0.34%          0.39%


--------------------

* The Fund began operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for shares of the Fund.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports will contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

[Front cover page]
The Galaxy Fund





Prospectus
________________, 2001

Galaxy Institutional Money Market Fund
Galaxy Institutional Treasury Money Market Fund



Class III Shares









As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents


Risk/return summary.........................................................1
Introduction................................................................1
Galaxy Institutional Money Market Fund......................................2
Galaxy Institutional Treasury Money Market Fund.............................6
Additional information about risk..........................................10
Fund management............................................................11
How to invest in the Funds.................................................12
Buying, selling and exchanging shares......................................12
How to buy shares..........................................................13
How to sell shares.........................................................13
Other transaction policies.................................................13
Dividends, distributions and taxes.........................................14
Financial highlights.......................................................15


RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes the Galaxy Institutional Money Market Fund and Galaxy Institutional Treasury Money Market Fund. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

[Sidenote:]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.

Each Fund commenced operations as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the past performance of the Fund measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Institutional Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality short-term debt obligations, including commercial paper, asset-backed commercial paper, corporate bonds, U.S. Government agency obligations, taxable municipal securities and repurchase agreements. The Fund may invest more than 25% of its assets in money market instruments issued by U.S. and foreign banks, and in U.S. Government obligations.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

[Sidenote:]
REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on November 5, 1997 as the Boston 1784 Institutional Prime Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares of the Fund.

No performance information is presented for Class III Shares of the Fund because they were not offered by the Fund prior to the date of this prospectus. The returns shown below are for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class III Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.


[Sidenote:]
Best quarter:......................._____% for the quarter ending ______________
Worst quarter:......................_____% for the quarter ending ______________


[bar chart goes here]


                 ------------- ---------- -----------
                 1998          1999       2000
                 ------------- ---------- -----------
                  5.40%        4.99%      ____%
                 ------------- ---------- -----------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000.


       ----------------------------- ------------- -------------------------------
                                        1 year            Since inception
       ----------------------------- ------------- -------------------------------
       Class I Shares                    ___%             ____% (11/5/97)
       ----------------------------- ------------- -------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


------------------------- ---------------------- ---------------------- ----------------------- ----------------------
                               Management         Distribution (12b-1)                           Total Fund operating
                                  fees                   fees                Other expenses           expenses
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Class III Shares                  0.20%                  None                   0.36%(1)               0.56%(1)
------------------------- ---------------------- ---------------------- ----------------------- ----------------------


(1) Affiliates of the Adviser are waiving a portion of shareholder service fees (which are included in Other expenses) so that Other expenses for Class III Shares are expected to be 0.35%. Total Fund operating expenses for Class III Shares after this waiver are expected to be 0.55%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Class III Shares                $57                 $179                  $313                 $701
----------------------- --------------------- -------------------- --------------------- --------------------


Galaxy Institutional Treasury Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in short-term U.S. Government obligations, including U.S. Treasury securities, U.S. Government agency obligations and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. The Fund invests the rest of its assets in U.S. Government obligations issued by agencies or instrumentalities, including mortgage-backed securities.


[Sidenote:]
U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Institutional U.S. Treasury Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares of the Fund.

No performance information is presented for Class III Shares of the Fund because they were not offered prior to the date of this prospectus. The returns shown below are for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class III Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.


[Sidenote:]
Best quarter:     ..................____% for the quarter ending _______________
Worst quarter:    ..................____% for the quarter ending _______________


[bar chart goes here]


---------------- -------------- ------------- -------------- ------------- -------------- --------------
1994             1995           1996          1997           1998          1999           2000
---------------- -------------- ------------- -------------- ------------- -------------- --------------
4.04%            5.69%          5.14%         5.30%          5.20%         4.81%          ____%
---------------- -------------- ------------- -------------- ------------- -------------- --------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000.


  ----------------------------------------- ----------------------- ---------------------- ------------------------
                                                    1 year                 5 years             Since inception
  ----------------------------------------- ----------------------- ---------------------- ------------------------
  Class I Shares                                    ____%                   ____%              ____% (6/14/93)
  ----------------------------------------- ----------------------- ---------------------- ------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Annual Fund operating expenses (expenses deducted from the Fund's assets)


  ----------------------- --------------------- ---------------------- ---------------------- ----------------------
                              Management            Distribution                               Total Fund operating
                                 fees               (12b-1) fees           Other expenses            expenses
  ----------------------- --------------------- ---------------------- ---------------------- ----------------------
  Class III Shares               0.20%                  None                   0.34%                  0.54%
  ----------------------- --------------------- ---------------------- ---------------------- ----------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000 for the periods shown
o  you reinvest all dividends and distributions in the Fund
o  you sell all your shares at the end of the periods shown
o  your investment has a 5% return each year
o  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Class III Shares                $55                 $173                  $302                 $677
----------------------- --------------------- -------------------- --------------------- --------------------


Additional information about risk


The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

FUND MANAGEMENT


ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $___ billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to each of the Predecessor Funds. Fleet National Bank is a wholly-owned subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.

The management fees paid to the Adviser and/or Fleet National Bank by the Funds during the period ended October 31, 2000 are set forth below.


------------------------------------------------------ ------------------------------------------------------
Fund                                                   Management fee as a % of average net assets
------------------------------------------------------ ------------------------------------------------------
Institutional Money Market                                                     0.20%
------------------------------------------------------ ------------------------------------------------------
Institutional Treasury Money Market                                            0.20%
------------------------------------------------------ ------------------------------------------------------


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS


BUYING, SELLING AND EXCHANGING SHARES

Class III Shares of the Funds are available for purchase by qualified financial institutions and their customers who purchase shares in accordance with the policies of a qualified financial institution. A "qualified financial institution" is a financial institution which has entered into a sales agreement and servicing agreement with respect to the Funds.

You can buy and sell Class III Shares of the Funds on any business day. A business day is any day that Galaxy's distributor, Galaxy's custodian and the New York Stock Exchange are open for business.

If your order to buy shares of Fund is received and accepted by Galaxy's distributor by 2:30 p.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 2:30 p.m. that day. If your order to buy shares of Fund is received and accepted by Galaxy's distributor after 2:30 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares of a Fund is the NAV per share next determined after receipt of your order. If you are purchasing or selling shares through a qualified financial institution, your financial institution is responsible for transmitting your order to Galaxy's distributor in a timely fashion.

NAV is determined on each day the New York Stock Exchange (NYSE) is open for trading as of 2:30 p.m. (Eastern time) and at the close of regular trading on the NYSE that day (usually 4:00 p.m. Eastern time). The NYSE is generally open for trading every Monday through Friday, except for national holidays.

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Class III Shares, minus the value of the Fund's liabilities attributable to Class III Shares, divided by the number of Class III Shares held by investors.

HOW TO BUY SHARES

You can buy Class III Shares by submitting your purchase order to Galaxy's distributor (if you are a qualified financial institution) or indirectly through a qualified financial institution. A qualified financial institution purchasing shares of a Fund on behalf of its customers is responsible for transmitting orders to Galaxy's distributor and wiring payment to Galaxy's custodian in accordance with its agreements with Galaxy. If you are purchasing shares through a qualified financial institution, you should consult the transaction policies of your financial institution.

[Sidenote:]
INVESTMENT MINIMUMS

The minimum initial aggregate investment by an institutional investor purchasing shares on its own behalf or on behalf of its customers is $2,000,000. There is no minimum investment requirement for additional purchases.

SHAREHOLDER SERVICE FEES

Class III Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.25% of each Fund's Class III Share assets to institutional investors who provide certain services to their customers who own shares of the Funds.

HOW TO SELL SHARES

You can sell Class III Shares by submitting your request to Galaxy's distributor (if you are a qualified financial institution) or indirectly through a qualified financial institution. A qualified financial institution selling shares of a Fund on behalf of its customers is responsible for transmitting orders to Galaxy's distributor and wiring payment to Galaxy's custodian in accordance with its agreements with Galaxy. If you are selling shares through a qualified financial institution, you should consult the transaction policies of your financial institution.

OTHER TRANSACTION POLICIES

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to institutional investors on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy requires that a financial institution maintain an average account balance of $2,000,000. If the balance in the account falls below $2,000,000, Galaxy may require the financial institution to sell all shares in the account.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them monthly. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Distributions by the Funds will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of a Fund's distributions that are attributable to interest on U.S. Government securities or on securities of a particular state or localities within the state.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS

Each Fund began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. As discussed above in each Fund's risk/return summary, prior to the reorganization, each Predecessor Fund offered and sold a single class of shares. Class III Shares of the Funds had not been offered to investors prior to the date of this Prospectus. The financial highlights tables on the following pages will help you understand the financial performance for Class I Shares of each Fund (including the Predecessor Fund for the periods prior to January 26, 2000) for the past five fiscal years (or the period since a particular Fund began operations). The financial highlights tables shown below are intended to provide you with a long-term perspective as to the Funds' financial history. Certain information reflects the financial performance of a single share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund, assuming all dividends and distributions were reinvested. The information for the period ended October 31, 2000 has been audited by ________________________, Galaxy's independent auditors, whose report, along with the Funds' financial statements and included in Galaxy's Annual Report with respect to the Funds and are _______________________ the SAI. The Funds' Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended May 31, 2000, 1999, 1998, 1997 and 1996 has been audited by ____________________, the Predecessor Funds' independent auditors, whose report, along with the Predecessor Funds' financial statements, are included in the Predecessor Funds' Annual Report dated May 31, 2000 and are ________________________ the SAI.

                     Galaxy Institutional Money Market Fund*
            (For a Class I Share outstanding throughout each period)


                                                         For the                                                  For the
                                                       period ended                                            period ended
                                                        OCTOBER 31,         FOR YEAR ENDED MAY 31,                MAY 31,
                                                       ------------         -----------------------               -------
                                                         2000               2000              1999                1998(1)
                                                         ----               ----              ----                -------
Net asset value, beginning of period                     $1.00              $1.00             $1.00                $ 1.00
                                                         -----              -----             -----                ------
Income from investment operations:

    Net investment income........                                            0.05              0.05                  0.03

  Net realized and unrealized gain (loss)
      on investments.............                                             --                --                    --
                                                                            -----             -----                ------

     Total from investment operations                                        0.05              0.05                  0.03
                                                                            -----             -----                ------

Less dividends:
     Dividends from net investment
           income................
                                                                            (0.05)            (0.05)                (0.03)

   Dividends from net realized capital
           gains.................                                             --                --                    --
                                            -                               -----             -----                ------

  Total dividends................                                           (0.05)            (0.05)                (0.03)

Net increase (decrease) in net asset value                                    --                --                    --
                                                                            -----             -----                ------

Net asset value, end of period...                       $ 1.00             $ 1.00            $ 1.00                $ 1.00
                                                        ======             ======            ======                ======

Total return.....................                         %                  5.43%             5.10%                 5.55%(2)

Ratios/supplemental data:
  Net assets, end of period (000's)                       $              $696,613          $516,901              $302,338

Ratios to average net assets:
  Net investment income including
  reimbursement/ waiver..........                         %                  5.35%             4.93%                 5.36%(2)
  Net investment income excluding
  reimbursement/ waiver..........                         %                  5.35%             4.88%                 5.21%(2)
  Operating expenses including
     reimbursement/waiver........                         %                  0.30%             0.30%                 0.27%(2)
  Operating expenses excluding
     reimbursement/waiver........                         %                  0.30%             0.35%                 0.42%(2)


               -------------------------------------------
              * The Fund commenced operations on November 5, 1997 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for shares of the Fund.
             (1) For the period from commencement of operations.

                Galaxy Institutional Treasury Money Market Fund*
            (For a Class I Share outstanding throughout each period)


                                           For the
                                         period ended
                                          OCTOBER 31,                      FOR THE YEAR ENDED MAY 31,
                                         ------------      -------------------------------------------------------------
                                              2000         2000          1999           1998          1997          1996
                                              ----         ----          ----           ----          ----          ----
   Net asset value, beginning of
     period.........................                     $ 1.00        $ 1.00         $ 1.00        $ 1.00        $ 1.00
                                                         ------        ------         ------        ------        ------
   Income from investment operations:
     Net investment income..........
                                             $1.00         0.05          0.05           0.05          0.05          0.05
                                             -----
     Net realized and unrealized gain
        (loss) on investments.......                         --            --             --            --            --
                                                      ---------     ---------      ---------     ---------     ---------
        Total from investment
          operations................                       0.05          0.05           0.05          0.05          0.05
                                                      ---------     ---------      ---------     ---------     ---------
   Less dividends:
     Dividends from net investment
        income......................                      (0.05)        (0.05)         (0.05)        (0.05)        (0.05)
     Dividends from net realized
        capital gains...............                         --            --             --            --            --
                                                      ---------     ---------      ---------     ---------     ---------
        Total dividends.............                      (0.05)        (0.05)         (0.05)        (0.05)        (0.05)
                                                      ---------     ---------      ---------     ---------     ---------
   Net increase (decrease) in net
     asset value....................                         --            --             --            --            --
                                                      ---------     ---------      ---------     ---------     ---------
   Net asset value, end of
     period.........................      $   1.00     $   1.00      $   1.00       $   1.00      $   1.00       $  1.00
                                         =========    =========     =========      =========     =========     =========
   Total return.....................          %            5.26%         4.90%          5.36%         5.16%         5.45%
   Ratios/supplemental data:
     Net assets, end of period (000's)
                                          $          $5,022,306    $4,346,037     $4,285,801    $2,591,487      $644,733
   Ratios to average net assets:
     Net investment income including
        reimbursement/ waiver.......
                                              %            5.15%         4.79%          5.24%         5.05%         5.29%
     Net income excluding
        reimbursement/waiver                  %            5.15%         4.79%          5.24%         5.04%         5.22%
     Operating expenses including
        reimbursement/waiver........          %            0.30%         0.31%          0.33%         0.33%         0.32%
     Operating expenses excluding
         reimbursement/waiver.......          %            0.30%         0.31%          0.33%         0.34%         0.39%


--------------------
* The Fund began operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for shares of the Fund.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports will contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
__________________, 2001

GALAXY TAX-EXEMPT BOND FUND                RETAIL A SHARES, RETAIL B SHARES AND
GALAXY NEW JERSEY MUNICIPAL BOND FUND      TRUST SHARES
GALAXY NEW YORK MUNICIPAL BOND FUND
GALAXY CONNECTICUT MUNICIPAL BOND FUND
GALAXY MASSACHUSETTS MUNICIPAL BOND FUND
GALAXY RHODE ISLAND MUNICIPAL BOND FUND
GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND
GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

GALAXY FLORIDA MUNICIPAL BOND FUND         SHARES



         This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 2000 (the "Annual Report"), may be obtained without charge by writing to:


The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)

CURRENT PROSPECTUSES

- Prospectus for Retail A Shares and Retail B Shares of the Funds dated ______________, 2001

-   Prospectus for Trust Shares of the Funds dated ________________, 2001

     The financial statements included in the Annual Report and the report of __________________, The Galaxy Fund's independent auditors, on the financial statements for the fiscal year ended October 31, 2000 are _____________________ into this Statement of Additional Information.

                                TABLE OF CONTENTS

GENERAL INFORMATION..............................................................................................1
DESCRIPTION OF GALAXY AND ITS SHARES.............................................................................2
INVESTMENT STRATEGIES, POLICIES AND RISKS........................................................................5
         Tax-Exempt Bond Fund....................................................................................5
         New Jersey Municipal Bond Fund..........................................................................5
         New York Municipal Bond Fund............................................................................6
         Connecticut Municipal Bond Fund.........................................................................6
         Massachusetts Municipal Bond Fund.......................................................................7
         Rhode Island Municipal Bond Fund........................................................................7
         Intermediate Tax-Exempt Bond Fund.......................................................................8
         Connecticut Intermediate Municipal Bond Fund............................................................8
         Massachusetts Intermediate Municipal Bond Fund..........................................................9
         Florida Municipal Bond Fund.............................................................................9
         Special Considerations and Risks.......................................................................10
         Investment Quality.....................................................................................10
         General Risk Consideration.............................................................................10
         Other Investment Policies and Risk Considerations......................................................11
         Variable and Floating Rate Obligations.................................................................11
         U.S. Government Obligations and Money Market Instruments...............................................11
         Municipal Securities...................................................................................13
         Stand-by Commitments...................................................................................15
         Private Activity Bonds.................................................................................16
         Repurchase and Reverse Repurchase Agreements...........................................................16
         Securities Lending.....................................................................................17
         Investment Company Securities..........................................................................17
         Custodial Receipts and Certificates of Participation...................................................18
         Derivative Securities..................................................................................18
         When-Issued, Forward Commitment and Delayed Settlement Transactions....................................24
         Asset-Backed Securities................................................................................25
         Mortgage-Backed Securities.............................................................................26
         Convertible Securities.................................................................................27
         Guaranteed Investment Contracts........................................................................28
         Bank Investment Contracts..............................................................................29
         Loan Participations....................................................................................29
         STRIPS.................................................................................................29
         Zero Coupon Securities.................................................................................30
         Special Considerations Relating to New Jersey Municipal Securities.....................................30
         Special Considerations Relating to New York Municipal Securities.......................................33
         Special Considerations Relating to Connecticut Municipal Securities....................................44
         Special Considerations Relating to Massachusetts Municipal Securities..................................47
         Special Considerations Relating to Rhode Island Municipal Securities...................................48
         Special Considerations Relating to Florida Municipal Securities........................................48
         Portfolio Turnover.....................................................................................53
INVESTMENT LIMITATIONS..........................................................................................53


                                      -i-

VALUATION OF PORTFOLIO SECURITIES...............................................................................59
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................59
         Purchases of Retail A Shares and Retail B Shares.......................................................60
         General................................................................................................60
         Customers of Institutions..............................................................................60
         Applicable Sales Charge -- Retail A Shares.............................................................60
         Computation of Offering Price - Retail A Shares........................................................62
         Quantity Discounts.....................................................................................64
         Applicable Sales Charge - Retail B Shares..............................................................67
         Characteristics of Retail A Shares and Retail B Shares.................................................68
         Factors to Consider When Selecting Retail A Shares or Retail B Shares..................................69
         Purchases of Trust Shares and Shares of the Florida Municipal Bond Fund................................70
         Other Purchase Information.............................................................................70
         Redemptions............................................................................................70
INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES.........................................................71
         Exchange Privilege.....................................................................................71
         Automatic Investment Program and Systematic Withdrawal Plan............................................72
         Payroll Deduction Program..............................................................................73
         College Investment Program.............................................................................73
         Direct Deposit Program.................................................................................73
TAXES ..........................................................................................................73
         State and Local........................................................................................75
         Taxation of Certain Financial Instruments..............................................................78
         Miscellaneous..........................................................................................78
TRUSTEES AND OFFICERS...........................................................................................79
         Shareholder and Trustee Liability......................................................................82
INVESTMENT ADVISER..............................................................................................83
ADMINISTRATOR...................................................................................................86
CUSTODIAN AND TRANSFER AGENT....................................................................................88
EXPENSES........................................................................................................89
PORTFOLIO TRANSACTIONS..........................................................................................89
SHAREHOLDER SERVICES PLAN.......................................................................................90
DISTRIBUTION AND SERVICES PLAN..................................................................................92
DISTRIBUTOR.....................................................................................................94
AUDITORS........................................................................................................97
COUNSEL.........................................................................................................97
CODES OF ETHICS.................................................................................................98
PERFORMANCE AND YIELD INFORMATION...............................................................................98
         Tax Equivalency Tables - New Jersey Municipal Bond and New York Municipal Bond Funds..................103
         Tax-Equivalency Tables - Connecticut Municipal Bond, Massachusetts Municipal Bond, Florida
         Municipal Bond, Rhode Island Municipal Bond, Connecticut Intermediate Municipal Bond and
         Massachusetts Intermediate Municipal Funds............................................................106
         Performance Reporting.................................................................................111
MISCELLANEOUS..................................................................................................112


                                     -ii-

FINANCIAL STATEMENTS...........................................................................................153
APPENDIX A.....................................................................................................A-1
APPENDIX B.....................................................................................................B-1

                          GENERAL INFORMATION

         This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Trust Shares, Retail A Shares and Retail B Shares of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds and Shares of the Florida Municipal Bond Fund. The Tax-Exempt Bond Fund also offers Prime A Shares and Prime B Shares, which are described in a separate statement of additional information and related prospectus. The Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds also offer BKB Shares, which are described in separate prospectuses and statements of additional information. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.

         The Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds commenced operations as separate portfolios (each a "Predecessor Fund," and collectively, the "Predecessor Funds") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of The Galaxy Fund (the "Reorganization"). Prior to the Reorganization, the Predecessor Funds offered and sold one class of shares. In connection with the Reorganization, shareholders of the Predecessor Funds exchanged their shares for Shares, Trust Shares and/or BKB Shares of the Funds. Shareholders of the Predecessor Funds who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Shares or Trust Shares of the Funds. BKB Shares were issued to shareholders of the Predecessor Funds who were not eligible to receive Trust Shares at the time of the Reorganization. BKB Shares are available for purchase only by those shareholders who received BKB Shares in the Reorganization. BKB Shares of a Fund will convert into Retail A Shares of the same Fund on the first anniversary of the Reorganization, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interests of the holders of BKB Shares.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in thirty-seven investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund and Florida Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class M - Series 1 shares (Trust Shares), Class M - Series 2 shares (Retail A Shares), Class M - Series 3 shares (Retail B Shares), Class M - Series 4 shares (Prime A Shares) and Class M - Series 5 shares (Prime B Shares), each series representing interests in the Tax-Exempt Bond Fund; Class O - Series 1 shares (Trust Shares), Class O - Series 2 shares (Retail A Shares) and Class O - Series 3 shares (Retail B Shares), each series representing interests in the New York Municipal Bond Fund; Class P - Series 1 shares (Trust Shares), Class P - Series 2 shares (Retail A Shares) and Class P - Series 3 shares (Retail B Shares), each series representing interests in the Connecticut Municipal Bond Fund; Class Q - Series 1 shares (Trust Shares), Class Q - Series 2 shares (Retail A Shares) and Class Q
- Series 3 shares (Retail B Shares), each series representing interests in the Massachusetts Municipal Bond Fund; Class R - Series 1 shares (Trust Shares), Class R - Series 2 shares (Retail A Shares), Class R - Series 3 shares (BKB Shares) and Class R - Series 4 shares (Retail B Shares), each series representing interests in the Rhode Island Municipal Bond Fund; Class Y - Series 1 shares (Trust Shares), Class Y - Series 2 shares (Retail A Shares) and Class Y
- Series 3 shares (Retail B Shares), each series representing interests in the New Jersey Municipal Bond Fund; Class II shares (Shares), representing interests in the Florida Municipal Bond Fund; Class JJ - Series 1 shares (Trust Shares), Class JJ - Series 2 shares (Retail A Shares), Class JJ - Series 3 shares (BKB Shares) and Class JJ - Series 4 shares (Retail B Shares), each series representing interests in the Intermediate Tax-Exempt Bond Fund; Class KK - Series 1 shares (Trust Shares), Class KK - Series 2 shares (Retail A Shares), Class KK - Series 3 shares (BKB Shares) and Class KK - Series 4 shares (Retail B Shares), each series representing interests in the Connecticut Intermediate Municipal Bond Fund; and Class LL - Series 1 shares (Trust Shares), Class LL - Series 2 shares (Retail A Shares), Class LL - Series 3 shares (BKB Shares) and Class LL - Series 4 shares (Retail B Shares), each series representing interests in the Massachusetts Intermediate Municipal Bond Fund. The Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds are classified as diversified companies and the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified companies under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and Distribution and Services Plan" below.

         In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

         Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectuses may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below in the description of each Fund's investment policies and strategies and under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

TAX-EXEMPT BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Tax-Exempt Bond Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"), primarily bonds (at least 65% under normal market conditions).

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Tax-Exempt Bond Fund.

NEW JERSEY MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the New Jersey Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities. The Fund expects that except during temporary defensive periods or when, in Fleet's opinion, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of New Jersey, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and New Jersey personal income tax ("New Jersey Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Considerations Relating to New Jersey Municipal Securities" below for a discussion of certain risks in investing in New Jersey Municipal Securities. Dividends derived from interest on Municipal Securities other than New Jersey Municipal Securities will generally be exempt from regular federal income tax but may be subject to New Jersey personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New Jersey Municipal Bond Fund.

NEW YORK MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the New York Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and New York State and New York City personal income tax ("New York Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Considerations Relating to New York Municipal Securities" below for a discussion of certain risks in investing in New York Municipal Securities. Dividends derived from interest on Municipal Securities other than New York Municipal Securities will generally be exempt from regular federal income tax but may be subject to New York State and New York City personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New York Municipal Bond Fund.

CONNECTICUT MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Connecticut Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the State of Connecticut, its political sub-divisions, or any public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut and certain other governmental issuers such as Puerto

Rico, the interest on which is, in the opinion of qualified legal counsel, exempt from regular federal income tax and from Connecticut personal income tax by virtue of federal law ("Connecticut Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Considerations Relating to Connecticut Municipal Securities" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular federal income tax but subject to Connecticut personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Connecticut Municipal Bond Fund.

MASSACHUSETTS MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Massachusetts Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the Commonwealth of Massachusetts, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and Massachusetts personal income tax ("Massachusetts Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Considerations Relating to Massachusetts Municipal Securities" below for a discussion of certain risks in investing in Massachusetts Municipal Securities. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular federal income tax but may be subject to Massachusetts personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Massachusetts Municipal Bond Fund.

RHODE ISLAND MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Rhode Island Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income taxes and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Consideration Relating to Rhode Island Municipal Securities" below for a discussion of certain risks in investing in Rhode Island Municipal Securities. Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular federal income tax but may be subject to Rhode Island personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Rhode Island Municipal Bond Fund.

INTERMEDIATE TAX-EXEMPT BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Intermediate Tax-Exempt Bond Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities, primarily bonds (at least 65% of net assets under normal market conditions). The Fund may comply with this 80% policy by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Tax-Exempt Bond Fund.

CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Connecticut Intermediate Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities. primarily (at least 65% of net assets under normal market conditions) in Connecticut Municipal Securities. The Fund may comply with these 80% and 65% policies by investing in a partnership, trust or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets. See "Other Investment Policies and Risk Considerations - Special Considerations Relating to Connecticut Municipal Securities" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular federal income tax but subject to Connecticut personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Connecticut Intermediate Municipal Bond Fund.

MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Massachusetts Intermediate Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities, primarily (at least 65% of net assets under normal market conditions) in Massachusetts Municipal Securities. The Fund may comply with these 80% and 65% policies by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets. See "Other Investment Policies and Risk Considerations
- Special Considerations Relating to Massachusetts Municipal Securities" below for a discussion of certain risks in investing in Massachusetts Municipal Securities. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular federal income tax but may be subject to Massachusetts personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Massachusetts Intermediate Municipal Bond Fund.

FLORIDA MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Florida Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities, primarily (normally, at least 65% of net assets under normal market conditions) in Municipal Securities issued by or on behalf of the State of Florida, its political sub-divisions, authorities, agencies, instrumentalities and corporations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income taxes, and that are exempt from Florida intangible personal property tax ("Florida Municipal Securities"). The Fund may comply with these 80% and 65% policies by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets. See "Other Investment Policies and Risk Considerations - Special Considerations Relating to Florida Municipal Securities" below for a discussion of certain risks in investing in Florida Municipal Securities. Dividends derived from interest on Municipal Securities other than Florida Municipal Securities will generally be exempt from regular federal income tax but may be subject to Florida intangible personal property tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Florida Municipal Bond Fund.

                        SPECIAL CONSIDERATIONS AND RISKS

INVESTMENT QUALITY

         Municipal Securities purchased by the Funds will consist primarily of issues which are rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or unrated instruments determined by Fleet to be of comparable quality. Municipal Securities rated within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") are considered to be investment grade. Municipal Securities rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade Municipal Securities. Such Municipal Securities will be purchased (and retained) only when Fleet believes the issuers have an adequate capacity to pay interest and repay principal. If the ratings of a particular Municipal Security purchased by a Fund are subsequently downgraded below the four highest ratings categories assigned by S&P or Moody's, such factor will be considered by Fleet in its evaluation of the overall merits of that Municipal Security, but such ratings will not necessarily result in an automatic sale of the Municipal Security unless the Municipal Security, together with any other securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets. Under normal market and economic conditions, at least 65% of each Fund's total assets will be invested in Municipal Securities rated in the three highest rating categories assigned by S&P or Moody's. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

GENERAL RISK CONSIDERATION

         Generally, the market value of fixed income securities, such as Municipal Securities, in the Funds can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Funds, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

         Although no Fund presently intends to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified companies under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

VARIABLE AND FLOATING RATE OBLIGATIONS

         The Funds may purchase variable and floating rate instruments. If such an instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.

         In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

         The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds.

         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

         U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For the purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

MUNICIPAL SECURITIES

         Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

         The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

         Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

         There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

         The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth for each Fund. See "Private Activity Bonds" below.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

         VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES. Municipal Securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the Funds' limitations on investments in illiquid securities described under "Investment Limitations" below.

STAND-BY COMMITMENTS

         Each Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

         Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

PRIVATE ACTIVITY BONDS

         Each Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal conditions, will not exceed 20% of a Fund's total assets when added together with any taxable investments held by the Fund.

         Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet . No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the Funds' limitations on investments in illiquid securities described under "Investment Limitations" below.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Income on repurchase agreements is taxable. Investments by each of the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds in repurchase agreements will be, under normal market conditions, subject to each Fund's 20% overall limit on taxable obligations.

         The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by a Fund would be invested in high quality, short-term money market instruments. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

         The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Bond Fund may only invest in securities of other investment companies which invest in high quality short-term Municipal Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

         Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Funds may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

DERIVATIVE SECURITIES

         The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, municipal bond index and interest rate futures and certain asset-backed and mortgage-backed securities.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

         FUTURES CONTRACTS. Each Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

         Each Fund may also enter into contracts for the future delivery of fixed income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

         The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

         Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions is contained in Appendix B to this Statement of Additional Information.

         OPTIONS. Each of the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may write covered call options from time to time on its assets as determined by Fleet to be appropriate in seeking to achieve such Fund's investment objective, provided that the aggregate value of such options may not exceed 10% of such Fund's net assets as of the time such Fund enters into such options. The Funds may write covered call options for hedging purposes only and will not engage in option writing strategies for speculative purposes.

         The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.

         A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gain may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the Fund's tax basis in the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Each of these Funds will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

         OPTIONS ON FUTURES CONTRACTS. The Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may, subject to any applicable laws, purchase and write options on futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contracts at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

         The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

         CURRENCY SWAPS. Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may engage in currency swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Fleet is incorrect in its forecast of market values and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

         Each Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place. It is expected that forward commitments, when issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

         A Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

         When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its forward commitments, when-issued purchases and delayed settlements exceeded 25% of the value of its assets.

         When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

ASSET-BACKED SECURITIES

         Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. A Fund will not invest more than 10% of its total assets in asset-backed securities.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

         Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

CONVERTIBLE SECURITIES

         Each Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

GUARANTEED INVESTMENT CONTRACTS

         Each Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' limitation on such investments stated under "Investment Limitations" below, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. None of the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

         Each of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% (15% with respect to the New Jersey Municipal Bond Fund) limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

         Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may purchase interests in loan participations. Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRIPS

         Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. Fleet will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate a Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, Fleet will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

ZERO COUPON SECURITIES

         Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

         The New Jersey Municipal Bond Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New Jersey Municipal Securities to meet their continuing obligations for the payment of principal and interest. Since the Fund invests primarily in New Jersey Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New Jersey and other factors specifically affecting the ability of issuers of New Jersey Municipal Securities to meet their obligations.

         The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of federal assistance and, of all the states, is among the highest in the amount of federal aid received. Therefore, a decrease in federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any municipality or county. This balanced budget plan may adversely affect a particular municipality's or county's ability to repay its obligations.

         The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the Fund's portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The State has experienced a gradual economic recovery in the past five years. While unemployment in manufacturing has declined, employment gains have been recorded in business services, construction and retail sectors. Business investment expenditures and consumer spending have also increased substantially in the State as well as in the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the New Jersey Municipal Bond Fund may be immediately and substantially affected.

         Certain litigation is pending against the State in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure including as of August 1, 1999, suits relating to the following matters: (i) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (ii) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (iii) several suits have been filed against the State to compel the State to close the spending gap between poor urban school districts and wealthy rural school districts; (iv) a group of insurance companies has filed a constitutional challenge to the State's assessment of monies pursuant to the Fair Automobile Insurance Reform Act of 1990; (v) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (vi) a class action brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act is now being appealed to the U.S. Supreme Court by the plaintiff; (vii) several suits have been filed against the State in Federal court alleging that the State committed securities fraud and environmental violations in the financing of a new Atlantic City highway and tunnel; (viii) a class action filed against the State alleging the State's breach of contract for not paying certain Medicare co-insurance and deductibles has been appealed by the plaintiff; (ix) an action has been filed challenging the State's issuance of bonds to fund the accrued liability in its pension funds under the Pension Bond Financing Act of 1997; (x) several cases have been filed by State hospitals with respect to Medicaid hospital reimbursement that challenge the State's compliance with Federal regulations and the correctness of reimbursement rates (this Chapter 11 case commenced when United Hospital closed and demanded that the bankruptcy court take jurisdiction of and decide certain Medicaid reimbursement matters pending in New Jersey administrative proceedings or the New Jersey appellate courts); (xi) several plaintiffs have filed a complaint seeking damages and injunctive relief on constitutional grounds on behalf of individuals who did not obtain an increase in welfare benefits under the "family cap" provisions of the State Work First New Jersey Act; (xii) several cases have been filed by various hospitals alleging the $10 per adjusted hospital admission charge is a "tax" as opposed to a "regulatory fee" and is in violation of the State's constitution; and (xiii) the owner of a resource recovery facility in South Camden who filed suit to have the County's solid waste process halted to clarify bid specifications has filed a motion for leave to appeal to the Supreme Court of New Jersey.

         Although the New Jersey Municipal Bond Fund generally intends to invest its assets primarily in New Jersey Municipal Securities rated within the four highest rating categories assigned by S&P or Moody's, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

         Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA+" by S&P and "Aa1" by Moody's.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

         Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the New York Municipal Bond Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Strong demand for New York Municipal Securities has also at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated Municipal Securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Securities are in default with respect to the payment of their Municipal Securities, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio.

         Some of the significant financial considerations relating to the Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

         STATE ECONOMY. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

         The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 is expected to be 2.1 percent, which, although lower than 1999's 2.6 percent, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9 percent in 2000, down from 5.1 percent in 1999. Personal income is expected to rise 6.1 percent in 2000, with a 7.5 percent increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.

         Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

         There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State's current fiscal year began on

April 1, 2000 and ends on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; the remainder of the budget was enacted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted interim appropriations that permitted the State to continue its operations.

         In 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $38.92 billion, an increase of $1.75 billion or 4.72 percent over 1999-2000. Projected spending under the 2000-01 enacted budget is $992 million above the Governor's Executive Budget recommendations, including 30-day amendments submitted January 31, 2000.

         The 2000-01 Financial Plan projects closing balances in the General Fund and other reserves of $3.2 billion, including $1.71 billion in the General Fund. This closing balance is comprised of $675 million in reserves for potential labor costs resulting from new collective bargaining agreements and other spending commitments, $547 million in the Tax Stabilization Reserve Fund ("TSRF") (for use in case of unanticipated deficits), $150 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks), and $338 million in the Community Projects Fund ("CPF") (which finances legislative initiatives). In addition to the $1.71 billion balance in the General Fund, $1.2 billion is projected for reserve in the STAR Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund (?DRRF?).

         Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2000-01 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 46.6 percent of all Governmental funds disbursements and 67.8 percent of total State funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         Total General Fund receipts and transfers from other funds are projected to be $39.72 billion in 2000-01, an increase of $2.32 billion over 1999-2000. Total General Fund disbursements and transfers to other funds are projected to be $38.92 billion, an increase of $1.75 billion over 1999-2000. Total General Fund receipts and transfers from other funds in 2000-01 are projected to be $39.72 billion, an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion in net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

         General Fund disbursements, including transfers to support capital projects, debt service and other funds, are currently estimated at $38.92 billion in 2000-01, an increase of $1.75 billion or 4.7 percent over 1999-2000. Following the pattern of the last three fiscal years, education programs receive the largest share of increased funding in the 2000-01 Financial Plan. School aid is projected to grow by $850 million or 8.0 percent over 1999-2000 (on a State fiscal year basis). Spending on other local education and higher education programs will also increase significantly from the prior year, growing by $376 million or 13.3 percent. Outside of education, the largest growth in spending is for State operations ($507 million) and general State charges ($104 million).

         Projected spending in the 2000-01 Financial Plan is $992 million above the Executive Budget projections. The increase in General Fund spending is comprised of legislative additions to the Executive Budget (primarily in education), offset by various spending reestimates, including lower projected spending for Medicaid, welfare, debt service and general State charges.

         The Financial Plan also reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

         Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

         Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the 2000-01 Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

         An ongoing risk to the 2000-01 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.

         The 2000-01 Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

         The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

         The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

         The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

         DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (I.E., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

         Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. In addition, the State has projected year-end fund balances of up to $3.2 billion in 2000-01.

         On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations.

         On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

         New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         LITIGATION. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

         Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; and (7) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance.

         Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

         Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

         On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

         The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

         AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

         For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

         NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

         In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

         On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

         Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

         On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (I.E., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its

Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

         The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In City fiscal years 1997-98, 1998-99 and 1999-2000, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES

         The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

         The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt

         Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the "State"). The State's manufacturing industry is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, however, manufacturing accounted for only 16.92% of total non-agricultural employment in Connecticut in 1998. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy.

         The average annual unemployment rate in Connecticut increased from a low of 3.6% in 1999 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 3.0% in 1999. Per capita personal income of Connecticut residents increased in every year from 1990 to 1999, rising from $25,935 to $38,747. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

         For the four fiscal years ended June 30, 1991, the General Fund experienced operating deficits but, for the eight fiscal years ended June 30, 1999, the General Fund recorded operating surpluses, based on Connecticut's budgetary method of accounting. General Fund budgets adopted for the biennium ending June 30, 2001, authorized expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year and projected surpluses of $64,400,000 and $4,800,000, respectively, for those years.

         As of April 30, 2000, the Comptroller estimated an operating surplus of $402,200,000 for the 1999-2000 fiscal year. Thereafter, following a declaration by the Governor needed to permit the appropriation of funds beyond the limits of the State's expenditure cap, midterm budget adjustments were enacted. For the 1999-2000 fiscal year, expenditures not previously budgeted totaling $196,400,000 were authorized and, after a required deposit into the Budget Reserve Fund from unappropriated surplus of 5% of General Fund expenditures, provision was made for the disposition of substantially the entire remaining surplus, most of which would be used to avoid having to issue debt for school construction. For the 2000-2001 fiscal year, the midterm budget adjustments anticipate General Fund expenditures of $11,280,800,000, revenue of $11,281,300,000, and a resulting surplus of only $500,000.

         The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of January 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,310,385,000, of which $11,338,459,000 had been approved for issuance by the State Bond Commission and $9,872,122,000 had been issued. As of January 1, 2000, net State direct general obligation indebtedness outstanding was $6,795,705,000.

         In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements, $359,475,000 of which were outstanding on October 15, 1999. Additional costs for the improvements, anticipated to be $288,000,000, are expected to be funded from other sources.

         In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher

Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of January 1, 2000, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,315,600,000.

         In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2004, is currently estimated to be $14.0 billion, to be met from federal, State, and local funds. The State expects to finance most of its $5.5 billion share of such cost by issuing $5.0 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specific motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

         The State's general obligation bonds are rated Aa3 by Moody's and AA by Fitch. On October 8, 1998, Standard & Poor's upgraded its rating of the State's general obligations bonds from AA- to AA.

         The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's Constitution and seeking a declaratory judgment and injunctive relief; (iv) an action for money damages for the death of a young physician killed in an automobile accident allegedly as a result of negligence of the State; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; and (vi) an action again the State and the Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes.

         As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme

Court's ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. Accordingly, the plaintiffs might be able to pursue their claim at a later date. The fiscal impact of this matter might be significant but is not determinable at this time.

         The State's Department of Information Technology coordinated a review of the State's Year 2000 exposure and completed its plans on a timely basis. As of December 31, 1999, 99.5% of the testing cycles required to validate compliance in mission critical systems had been completed. Nevertheless, there is still a risk that testing for all failure scenarios did not reveal all software or hardware problems or that systems of others on whom the State's systems or services commitments rely were not tested and remediated in a timely fashion. If the necessary remediations were not adequately tested, the Year 2000 problem may have a material impact on the operations of the State.

         General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

         In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

SPECIAL CONSIDERATIONS RELATING TO MASSACHUSETTS MUNICIPAL SECURITIES

         The ability of the Massachusetts Municipal Bond Fund to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within

Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

SPECIAL CONSIDERATIONS RELATING TO RHODE ISLAND MUNICIPAL SECURITIES

         The ability of the Rhode Island Municipal Bond Fund to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the value of other Rhode Island Municipal Securities as well.

SPECIAL CONSIDERATIONS RELATING TO FLORIDA MUNICIPAL SECURITIES

         The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.

         The State's revenues increased from $35,849,518,000 during the 1997-98 fiscal year ended June 30, 1998 to $37,080,673,000 during the fiscal year ended June 30, 1999. The State's operating expenditures increased from $33,373,020,000 during the 1997-98 fiscal year ended June 30, 1998 to $35,095,057,000 during the 1998-99 fiscal year ended June 30, 1999. The Office of Economic and Demographic Research of the Florida Legislature also projected non-agricultural jobs to grow 3.5% and 2.5% in fiscal years 1999-2000 and 2000-2001, respectively. The revenue growth in the 1998-1999 fiscal year is driven by the State's sales tax collections. The sales tax accounts for close to 60% of revenues from taxes for the 1999 fiscal year. For the fiscal year ending June 30, 2000, the estimated General Revenue and Working Capital plus Budget Stabilization funds available total $20,604.9 million, a 5.2% increase over fiscal 1999. With combined General Revenue, Working Capital Fund and Budget Stabilization Funds at $18,870.0 million, unencumbered reserves at the end of fiscal 2000 are expected to be $1,795.0 million.

         The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

         An amendment to the Florida Constitution adopted in 1994 requires that state revenues in excess of an allowed amount plus a growth factor must be contributed to a Budget Stabilization Fund until this fund reaches a certain amount at which time the excess state revenues must be distributed to the taxpayers. The growth factor is the average annual rate of growth in the state personal income over the most recent 20 quarters times the amount of state revenue allowed under the Constitution for the prior fiscal year. Included among the categories of revenues that are exempt from this revenue limitation are revenues pledged to state bonds and other payments related to debt. A two-thirds vote of the Florida legislature can raise the amount of the limit on state revenues. It is difficult to predict the impact of this amendment on Florida state finances, especially since courts have not interpreted it extensively. To the extent that local governments traditionally receive revenues from the state which are subject to or limited by this Constitutional amendment, the further distribution of such state revenues may be adversely impacted by the amendment.

         There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed 50% of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments; county roads; school districts and capital public education projects without voter authorization. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.

         The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax. Certain other taxes the State of Florida imposes include: an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services. In addition, counties chartered before June 1, 1976 or county with a consolidated county/municipal government may assess up to a 1% discretionary sales surtax within the county for the development, construction, maintenance and operation of a fixed guideway rapid transit system.

         The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

         Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

         The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform with the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

         The Florida Constitution limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

         Florida has grown dramatically since 1980 and as of April 1, 1998 ranked fourth nationally with an estimated population of 15.0 million. Florida's substantial population increases over the past few years are expected to continue. It is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1998, real property values exceed $846 billion.

         Florida's job market continues to reflect strong performance. The state's September 2000 unemployment rate was 3.7%, which was unchanged over the month and over the year. Florida's unemployment rate was one of the lowest since October 1973 when it was 3.4%. The U.S. unemployment rate was 3.9%, 0.2 percentage points higher than Florida's rate. All major nonagricultural industries posted over-the-year increases in employment. Services, Florida's largest industry, grew by 7.1 percent over the year and added the highest number of new jobs (+182,100). Trade gained the second highest number of new jobs since a year ago (+ 44,700, +2.6 percent). Growth in construction continued to be strong at 3.4 percent, adding 12,400 jobs over the year. Government and finance, insurance, and real estate experienced over-the-year increases of 24,300 jobs (+2.5 percent) and 14,400 jobs (+3.2 percent), respectively. Manufacturing continued to recover gaining 3,800 jobs over the year. Major job losses occurred in apparel and other textiles, mainly due to foreign competition.

         Reflecting population growth, Florida's total personal income has increased at a faster rate than both the U.S. and other southeastern states. Since 1989, Florida's per capita personal income has been consistently slightly below that of the U.S. In 1998, it was 97.9% ($25,865) of the U.S. $26,412 average. Per capita income is often used to make comparisons between the states. However, using personal income to compare Florida to other states is misleading for several reasons. Current contributions by employers to pension plans are included in personal income, but distributions from pension plans are excluded to avoid double counting. Since Florida retirees are likely to be collecting benefits earned in other states, Florida personal income is underestimated. Retirees are more likely to own their own home and need less income to maintain the same standard of living. Florida does not have a state income tax and many areas of the state are relatively low cost places to live. For these reasons, comparing Florida's per capita income with other areas may not provide an accurate analysis. Furthermore, sources of personal income in Florida differ from the southeast and other parts of the nation.

         Because the State has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits among other sources of income) are a relatively more important source of income. Transfer payments, such as social security, are occasionally subject to legislative change. A positive aspect of greater reliance on property income and transfer payments is that they are less sensitive to the business cycle and may act as a stabilizing influence in periods of economic weakness.

         Tourism is one of Florida's most important industries. According to Visit Florida (formerly the Florida Tourism Commission), about 48.7 million people visited the State in 1999. Tourists to Florida effectively represent additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Their expenditures generate additional business activity and State tax revenues. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus to a degree, reducing its seasonality.

         The State also has a strong construction industry resulting from the rapid growth of the State's population. While housing starts increased 11.1% in 1998, total housing starts are projected to slow over the next two years, falling to 138,600 in 1999-2000 and 134,900 the following year.

         Florida has experienced a diversifying economic base as technology related industry, healthcare and financial services have grown into leading elements of Florida's economy, complementing the State's previous reliance primarily on agriculture and tourism. With the increasing costs and capital needs related to its growing population, Florida's ability to meet its expenses will be dependent in part upon the State's continued ability to foster business and economic growth. Florida has also increased its funding of capital projects through more frequent debt issuance rather than its historical pay-as-you go method.

         At the regional level, local economies within Florida perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of local economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production. For example, Central Florida is a premier world-class resort/vacation destination with its economy driven by the presence of Disney World, studio theme parks and other tourist oriented recreational parks with a laser/optical research node and motion picture industries helping to diversify the Central Florida local economy. In contrast to the highly urban areas of Southeast Florida, North Florida and the Florida Panhandle are rural in many areas with local economies is dominated by the logging and paper industries, defense, tourism, state government and retirement.

         Florida has a moderate debt burden. As of June 30, 1999 full faith and credit bonds totaled $9.26 billion and revenue bonds totaled $5.87 billion for a total debt of $15.13 billion. Full faith and credit debt per capita was $602. In the 1999 fiscal year, debt service as a percent of Governmental Fund expenditures was 2.46%. In recent years debt issuance for the State has been increasing.

         The payment on most Florida Municipal Securities held by the Florida Municipal Bond Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Municipal Bond Fund's portfolio, could be adversely affected.

PORTFOLIO TURNOVER

         Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.


                             INVESTMENT LIMITATIONS

         In addition to each Fund's investment objective as stated in its Prospectuses and the fundamental policies noted above, the following investment limitations are also matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

         None of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may:

         1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         3. Invest more than 10% (15% with respect to the New Jersey Municipal Bond Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U. S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

         5. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         6. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         7. Purchase or sell real estate; except that each Fund may invest in Municipal Securities secured by real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

         8. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Funds may enter into municipal bond index futures contracts and interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act.

         9. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

         10. Invest in companies for the purpose of exercising management or control.

         11. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

         12. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         13. Purchase foreign securities, except that the Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.

         In addition, the Tax-Exempt Bond Fund may not:

         14. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

         In addition, each of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may not:

         15. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 50% of the value of a Fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of a Fund's total assets are invested in the securities of any one issuer.

         With respect to Investment Limitation No. 2 above, each Fund subject to this Investment Limitation intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

         With respect to the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds:

         16. A Fund may not purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to an investment of all of the investable assets of the Florida Municipal Bond Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund (in each case, a "Qualifying Portfolio"). For purposes of this limitation,

                  (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial services companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

         17. A Fund may not make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

         18. A Fund may not acquire more than 10% of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5% of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that (a) the foregoing limitation shall not apply to the Massachusetts Intermediate Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund or Florida Municipal Bond Fund; (b) the foregoing limitation shall not apply to 25% of the total assets of the Intermediate Tax-Exempt Bond Fund; and
                  (c) the foregoing limitation shall not apply to an investment of all of the investable assets of the Florida Municipal Bond Fund in a Qualifying Portfolio.

         19. A Fund may not invest in companies for the purpose of exercising control.

         20. A Fund may not borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.

         21. In the case of the Intermediate Tax-Exempt Bond Fund and Massachusetts Intermediate Municipal Bond Fund, such a Fund may not pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by Investment Limitation No. 20 above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

         22. A Fund may not purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, any Fund may invest in companies which invest in real estate, commodities or commodities contracts. Each of the Funds may invest in futures contracts and options thereon to the extent described in the Prospectuses and elsewhere in this Statement of Additional Information.

         23. A Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.

         24. A Fund may not act as underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

         25. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3% of the total voting stock of the company;
                  (b) securities issued by any one investment company represent more than 5% of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such Fund, provided, that with respect to the Florida Municipal Bond Fund, the limitations do not apply to an investment of all of the investable assets of such Fund in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

                  It is the position of the SEC's Staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

         26.      A Fund may not issue senior securities (as defined in the 1940
                  Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

         27. A Fund may not write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectuses or elsewhere in this Statement of Additional Information and each Fund may purchase and sell other options as described in the Prospectuses and this Statement of Additional Information.

         In addition, with respect to the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds, the following policies are not fundamental and may be changed with respect to any such Fund without approval by the shareholder of that Fund:

         1.       Fund may invest in warrants.

         2. Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets, provided that this limitation does not apply to an investment of all of the investable assets of the Florida Municipal Bond Fund in a Qualifying Portfolio. The foregoing limitation does not apply to restricted securities, including Section 4(2) paper and Rule 144A securities, if it is determined by or under procedures established by the Board of Trustees of Galaxy that, based on trading markets for the specific restricted security in question, such security is not illiquid.

         3. Fund may purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

         4. Fund may invest in interests in oil, gas or other mineral exploration or development programs. No Fund may invest in oil, gas or mineral leases.

         5. Fund may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) Municipal Securities which are rated by at least one Rating Agency; or
                  (c) an investment of all of the investable assets of the Florida Municipal Bond Fund in a Qualifying Portfolio.

         Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.


                        VALUATION OF PORTFOLIO SECURITIES

         The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc.. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.

         This Statement of Additional Information provides additional purchase and redemption information for Trust Shares, Retail A Shares and Retail B Shares of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds and for Shares of the Florida Municipal Bond Fund. Purchase and redemption information for Prime A Shares and Prime B Shares of the Tax-Exempt Bond Fund and BKB Shares of the Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds are described in separate prospectuses and statements of additional information.

                PURCHASES OF RETAIL A SHARES AND RETAIL B SHARES

GENERAL

         Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

         PFPC Distributors has established several procedures to enable different types of investors to purchase Retail A Shares and Retail B Shares of the Funds (collectively, "Retail Shares"). Retail Shares may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others. Retail Shares may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the "Exchange") is open for business ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors' procedures.

CUSTOMERS OF INSTITUTIONS

         Retail Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares through their institution should contact such entity directly for appropriate purchase instructions.

APPLICABLE SALES CHARGE -- RETAIL A SHARES

         The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                           REALLOWANCE TO
                                                              DEALERS
                                                              -------
                                                             AS A % OF
                                                           OFFERING PRICE
AMOUNT OF TRANSACTION                                        PER SHARE
---------------------                                        ---------
Less than $50,000                                              4.25
$50,000 but less than $100,000                                 3.75
$100,000 but less than $250,000                                2.75
$250,000 but less than $500,000                                2.00
$500,000 but less than $1,000,000                              1.75
$1,000,000 and over                                            1.00%

         The appropriate reallowance to dealers will be paid by PFPC Distributors to broker-dealer organizations which have entered into agreements with PFPC Distributors. The reallowance to dealers may be changed from time to time.

         Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

         In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

         - purchases by directors, officers and employees of broker-dealers having agreements with PFPC Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

         - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

         - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families;

         - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families;

         - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

         - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

         - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased; and

         - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer.

COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

         An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 2000 and the maximum front-end sales charge of 4.75%, is as follows:

                                                                       New Jersey
                                               Tax-Exempt              Municipal
                                               Bond Fund               Bond Fund
                                               ---------               ---------
Net Assets...............................      $__________             $__________

Outstanding Shares.......................      ___________             ___________

Net Asset Value Per Share................      $__________             $__________

Sales Charge (4.75% of
the offering price)......................      $__________             $__________

Offering Price to Public.................      $__________             $__________

                                               New York                Connecticut
                                               Municipal               Municipal
                                               Bond Fund               Bond Fund
                                               ---------               ---------
Net Assets...............................      $__________             $__________

Outstanding Shares.......................      ___________             ___________

Net Asset Value Per Share................      $__________             $__________

Sales Charge (4.75% of
the offering price)......................      $__________             $__________

Offering Price to Public.................      $__________             $__________

                                               Massachusetts           Rhode Island
                                               Municipal               Municipal
                                               Bond Fund               Bond Fund
                                               ---------               ---------
Net Assets...............................      $__________             $__________

Outstanding Shares.......................      ___________             ___________

Net Asset Value Per Share................      $__________             $__________

Sales Charge (4.75% of                         $__________             $__________
the offering price)......................

Offering Price to Public.................      $__________             $__________

                                                                       Connecticut
                                               Intermediate            Intermediate
                                               Tax-Exempt              Municipal
                                               Bond Fund               Bond Fund
                                               ---------               ---------
Net Assets...............................      $__________             $__________

Outstanding Shares.......................      ___________             ___________

Net Asset Value Per Share................      $__________             $__________

Sales Charge (4.75% of                         $__________             $__________
the offering price)......................

Offering Price to Public.................      $__________             $__________

                                               Massachusetts
                                               Intermediate            Florida
                                               Municipal               Municipal
                                               Bond Fund               Bond Fund
                                               ---------               ---------
Net Assets...............................      $__________             $__________

Outstanding Shares.......................      ___________             ___________

Net Asset Value Per Share................      $__________             $__________

Sales Charge (4.75% of                         $__________             $__________
the offering price)......................

Offering Price to Public.................      $__________             $__________

QUANTITY DISCOUNTS

         Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

         In order to obtain quantity discount benefits, an investor must notify PFPC Distributors at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PFPC Distributors or your financial institution.

         RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of:
(a) the dollar amount of the then current purchase of shares of an

Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 4.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

         LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

         PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PFPC Distributor's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

         QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

         REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

         Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

         Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the "wash sale" rules of the Internal Revenue Code of 1986, as amended (the "Code").

         GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                                                                                      REALLOWANCE
                                                                  TOTAL SALES CHARGE                   TO DEALERS
                                                    -------------------------------------------        ----------
                                                         AS A % OF              AS A % OF               AS A % OF
NUMBER OF QUALIFIED                                    OFFERING PRICE        NET ASSET VALUE         OFFERING PRICE
GROUP MEMBERS                                            PER SHARE              PER SHARE               PER SHARE
---------------------                                    ---------              ---------               ---------
50,000 but less than 250,000....................            3.00                   3.09                   3.00
250,000 but less than 500,000...................            2.75                   2.83                   2.75
500,000 but less than 750,000...................            2.50                   2.56                   2.50
750,000 and over................................            2.00                   2.04                   2.00

         To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PFPC Distributors. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PFPC Distributors in accordance with any of the procedures described in the applicable Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.

         A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying Fund shares at a reduced sales charge,
(iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PFPC Distributors may request periodic certification of group and member eligibility. PFPC Distributors reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

APPLICABLE SALES CHARGE - RETAIL B SHARES

         The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within six years of purchase with respect to Retail B Shares purchased prior to January 1, 20001 or within 7 years with respect to Retail B Shares purchased on or after January 1, 2001. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PFPC Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers, whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge -- Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

         The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

         EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by investors, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic

Withdrawal Plan, subject to the limitations set forth under "Investor Programs -- Retail A Shares and Retail B Shares -- Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

         The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

         Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 4.75%. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Retail A Shares" and "Quantity Discounts" above. Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% of the Fund's average daily net assets attributable to its Retail A Shares.

         Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. See the applicable Prospectus and "Applicable Sales Charges -- Retail B Shares" above. Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

Retail B Shares of a Fund purchased prior to January 1, 2001 will convert automatically to Retail A Shares of the Fund six years after purchase. Retail B shares of a Fund purchased on or after January 1, 2001 will convert automatically to Retail A Shares eight years after purchase. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PFPC Distributors to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years or eight years, as the case may be after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

         Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge -- Retail B Shares") are also converted at the earlier of two dates - (1) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to dividends or distributions on Retail B Shares purchased prior to January 1, 2001 or eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to Retail
B Shares purchased on or after January 1, 2001 or (2) the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

         Investors deciding whether to purchase Retail A Shares or Retail B Shares of the Funds should consider whether, during the anticipated periods of their investments in a Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

         Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in a Fund than purchasers of Retail B Shares in the Fund.

         As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during the applicable period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund purchased on or after January 1, 2001 would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Retail B
Shares purchased prior to January 1, 2001 for more than eight years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such eight-year period.

     PURCHASES OF TRUST SHARES AND SHARES OF THE FLORIDA MUNICIPAL BOND FUND

         Trust Shares of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds and Shares of the Florida Municipal Bond Fund (referred to in the Prospectus for the Fund as Trust Shares) are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation, and to participants in employer-sponsored defined contribution plans (such institutions and plans referred to herein collectively as "Institutions"). Trust Shares and Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares and Shares will be effected only on days on which PFPC Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Trust Business Day in accordance with the foregoing procedures.

                           OTHER PURCHASE INFORMATION

         On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

                                   REDEMPTIONS

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Proceeds from the redemptions of Retail B Shares will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.


         INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES

         The following information supplements the description in the applicable Prospectus as to the various Investor Programs available to holders of Retail A Shares and Retail B Shares (collectively, "Retail Shares") of the Funds.

EXCHANGE PRIVILEGE

         The minimum initial investment to establish an account in another Fund or portfolio by exchange is $2,500, unless (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100.

         An exchange involves a redemption of all or a portion of the Retail A Shares or Retail B Shares of a Fund and the investment of the redemption proceeds in Retail A Shares or Retail B Shares, respectively, of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

         The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

         The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares of the Tax-Exempt Bond Fund made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date.
Systematic Withdrawal Plan redemptions of

Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM

         To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

         Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PFPC Distributors (call 1-877-BUY-GALAXY (1-877-289-4252)).

DIRECT DEPOSIT PROGRAM

         Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.


                                      TAXES

         Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and to invest all, or substantially all, of its assets in debt obligations the interest on which is exempt for regular federal income tax purposes, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be subject to corporate tax on its income without any deduction for distributions to shareholders; and
(2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         An investment in a Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for a Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Section 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

STATE AND LOCAL

         Exempt-interest dividends and other distributions paid by the Funds may be taxable to shareholders for state or local personal income tax purposes as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such personal income taxes.

         It is anticipated that substantially all dividends paid by the New Jersey Municipal Bond Fund will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities (as defined above), or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

         With respect to the New York Municipal Bond Fund, exempt-interest dividends (as defined for federal income tax purposes), derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal income taxes and New York State and New York City personal income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes or for New York State or New York City personal income tax purposes.

         Dividends paid by each of the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Connecticut personal income tax imposed on resident and non-resident individuals, trusts and estates to the extent that they are derived from Connecticut

Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares of the Fund as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

         Distributions by each of the Massachusetts Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from a Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from a Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions (other than exempt capital gain distributions, as discussed above), so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gain is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from each Fund.

         Distributions by each of the Massachusetts Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax. Fund shares are not, however, subject to property taxation by Massachusetts or its political subdivisions.

         The Rhode Island Municipal Bond Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities (as defined above) or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund.

         The Rhode Island Municipal Bond Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.

         The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Municipal Bond Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

         The State of Florida currently imposes an "intangibles tax" at the annual rate of 1 mill or 0.10% on certain securities and other intangible assets owned by Florida residents. Every natural person is entitled to an exemption of the first $20,000 of the value of taxable property against the first mill of the annual tax. Spouses filing jointly are entitled to a $40,000 exemption. Taxpayers are limited to only one exemption for the first mill and one exemption for the last half (0.5) mill. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year at least 90% of the net asset value of the portfolio of the Florida Municipal Bond Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

         In order to take advantage of the exemption from the intangibles tax in any year, it may be necessary for the Fund to sell some of its non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

         Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to certain financial investments and futures contracts and options that may be acquired by a Fund are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

MISCELLANEOUS

         Shareholders will be advised annually as to the federal income tax consequences and, with respect to shareholders of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond and Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond and Massachusetts Intermediate Municipal, Florida Municipal Bond and Rhode Island Municipal Bond Funds, the New Jersey personal income tax, New York State and New York City personal income tax, Connecticut personal income tax, Massachusetts personal income tax, Florida intangibles tax and Rhode Island personal income tax consequences, respectively, of distributions made each year.

                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                And Other Affiliations
------------------------                     -----------                ----------------------
Dwight E. Vicks, Jr.                         Chairman & Trustee         President & Director, Vicks Lithograph &
Vicks Lithograph &                                                      Printing Corporation (book manufacturing
  Printing Corporation                                                  and commercial printing); Director, Utica
Commercial Drive                                                        First Insurance Company; Trustee, Savings
P.O. Box 270                                                            Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                     Insurance Company; Director, Commercial
Age 66                                                                  Travelers Mutual Insurance Company;
                                                                        Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy Fund II.

John T. O'Neill(1)                           President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue                   & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI 02889                                                       manufacturer) until December 1999; Trustee,
Age 56                                                                  The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

Louis DeThomasis                             Trustee                    President, Saint Mary's College of
Saint Mary's College                                                    Minnesota; Director, Bright Day Travel,
  of Minnesota                                                          Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                        Trustee, The Galaxy VIP Fund; Trustee,
Age 59                                                                  Galaxy Fund II.

Kenneth A. Froot                             Trustee                    Professor of Finance, Harvard University;
Harvard Business School                                                 Trustee; The Galaxy VIP Fund; Trustee;
Soldiers Field                                                          Galaxy Fund II
Boston, MA  02163
Age 43

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                And Other Affiliations
------------------------                     -----------                ----------------------
Donald B. Miller                             Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                  services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                                 Funds; Chairman, Executive Committee,
Age 74                                                                  Compton International, Inc. (advertising
                                                                        agency); Trustee, Keuka College; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

James M. Seed                                Trustee                    Chairman and President, The Astra Projects,
The Astra Ventures, Inc.                                                Incorporated (land development); President,
One Citizens Plaza                                                      The Astra Ventures, Incorporated
Providence, RI 02903                                                    (previously, Buffinton Box Company -
Age 58                                                                  manufacturer of cardboard boxes);
                                                                        Commissioner, Rhode Island Investment
                                                                        Commission; Trustee, The Galaxy VIP Fund;
                                                                        Trustee, Galaxy Fund II.


W. Bruce McConnel, III                       Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                        Reath LLP, Philadelphia, Pennsylvania.
18th & Cherry Streets
Philadelphia, PA 19103
Age 57

William Greilich                             Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                               President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                     1996 to present.
Westborough, MA 01581-5108
Age 46

-------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

         Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each Trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a Trustee of the Trusts plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of PFPC or Fleet or its affiliates receives any compensation from Galaxy for acting as an officer. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

         The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

============================================================================================================
                                                                 Pension or
                                                                  Retirement        Total Compensation
                                               Aggregate        Benefits Accrued    from Galaxy and Fund
                                          Compensation from     as Part of Fund     Complex** Paid to
      Name of Person/Position                   Galaxy             Expenses              Trustees
      -----------------------                   ------             --------              --------
------------------------------------------------------------------------------------------------------------
Bradford S. Wellman*                              $                    None                    $
Trustee
------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                              $                    None                    $
Chairman and Trustee
------------------------------------------------------------------------------------------------------------
Donald B. Miller***                               $                    None                    $
Trustee
------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis                             $                    None                    $
Trustee

============================================================================================================
                                                                 Pension or
                                                                  Retirement        Total Compensation
                                               Aggregate        Benefits Accrued    from Galaxy and Fund
                                          Compensation from     as Part of Fund     Complex** Paid to
      Name of Person/Position                   Galaxy             Expenses              Trustees
      -----------------------                   ------             --------              --------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
John T. O'Neill                                   $                    None                    $
President, Treasurer
and Trustee
------------------------------------------------------------------------------------------------------------
James M. Seed***                                  $                    None                    $
Trustee
------------------------------------------------------------------------------------------------------------
Kenneth A. Froot****                              $                    None                    $
Trustee
============================================================================================================

-------------

*        Mr. Wellman resigned as trustee of Galaxy on December 14, 2000.

** The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprised a total of 50 separate portfolios as of October 31, 2000.

*** Deferred compensation (including interest) in the amounts of $______ and $______ accrued during Galaxy's fiscal year ended October 31, 2000 for Messrs. Miller and Seed, respectively.

**** Mr. Froot became a trustee of Galaxy on December 15, 2000 and, accordingly, received no compensation from Galaxy or the Fund Complex for the most recently completed fiscal year.


SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or for some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                               INVESTMENT ADVISER

         Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below. For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund.

         During the last three fiscal years, the following Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Tax-Exempt Bond........................................................  $             $930,448          $864,035
New Jersey Municipal Bond..............................................  $             $ 22,716          $  7,348(1)
New York Municipal Bond................................................  $             $462,934          $406,853
Connecticut Municipal Bond.............................................  $             $149,353          $118,625
Massachusetts Municipal Bond...........................................  $             $254,202          $184,536
Rhode Island Municipal Bond............................................  $             $ 76,212          $ 60,214

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         During the last three fiscal years, Fleet waived advisory fees with respect to such Funds as set forth below:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Tax-Exempt Bond........................................................  $             $338,345          $318,713
New Jersey Municipal Bond..............................................  $             $ 45,431          $ 20,153(1)
New York Municipal Bond................................................  $             $168,340          $148,595
Connecticut Municipal Bond.............................................  $             $170,690          $160,488
Massachusetts Municipal Bond...........................................  $             $290,517          $246,101
Rhode Island Municipal Bond............................................  $             $ 86,559          $ 80,524

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         During the last three fiscal years, Fleet reimbursed expenses with respect to such Funds as follows:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Tax-Exempt Bond........................................................  $                $ 0            $12,427
New Jersey Municipal Bond..............................................  $               $ 65            $ 2,729(1)
New York Municipal Bond................................................  $               $381            $ 1,784
Connecticut Municipal Bond.............................................  $                $ 0            $     0
Massachusetts Municipal Bond...........................................  $                $ 0            $     0
Rhode Island Municipal Bond............................................  $                $ 0            $     0

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Advisory Agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

         Prior to the Reorganization, each Predecessor Fund was advised by BankBoston N.A. ("BankBoston"). BankBoston was a wholly-owned subsidiary of BankBoston Corporation. On October 1, 1999, BankBoston Corporation merged into Fleet Financial Group, Inc. to form FleetBoston Financial Corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, BankBoston became a subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.

         BankBoston served as investment adviser to each Predecessor Fund pursuant to an investment advisory agreement dated June 1, 1993 (the "Prior Agreement"). Pursuant to the terms of the Prior Agreement, BankBoston was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.74% of the average daily net assets of each Fund. In addition, BankBoston agreed to waive investment advisory fees and/or reimburse expenses to help the Predecessor Funds maintain competitive expense ratios.

         During the last three fiscal years, each Predecessor Fund paid advisory fees (net of fee waivers and/or expense reimbursements) to BankBoston as set forth below:

                                                                          FOR THE FISCAL YEAR ENDED MAY 31:
                                                                      2000               1999              1998
FUND                                                               (THOUSANDS)        (THOUSANDS)       (THOUSANDS)
----                                                               -----------        -----------       -----------
Intermediate Tax-Exempt Bond Fund                                    $2,249             $2,241            $1,877
Connecticut Intermediate Municipal Bond Fund                         $1,142             $1,139              $764
Massachusetts Intermediate Municipal Bond Fund                       $1,692             $1,574            $1,162
Florida Municipal Bond Fund                                           $424               $380              $267

         For the period June 1, 2000 through October 31, 2000, the following Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet and/or Bank Boston as set forth below:

Intermediate Tax-Exempt Bond Fund                                       $
Connecticut Intermediate Municipal Bond Fund                            $
Massachusetts Intermediate Municipal Bond Fund                          $
Florida Municipal Bond Fund                                             $


                                  ADMINISTRATOR

         PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.) located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.

         PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following rates:

                  COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                  ---------------------------------           -----------
                  Up to $2.5 billion..........................   0.090%
                  From $2.5 to $5 billion.....................   0.085%
                  From $5 to $12 billion......................   0.075%
                  From $12 to $15 billion.....................   0.065%
                  From $15 to $18 billion.....................   0.060%
                  From $18 billion to $21 billion.............  0.0575%
                  Over $21 billion............................  0.0575%

In addition, PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.

         From time to time, PFPC may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 2000, PFPC received administration fees at the effective annual rate of ____% of each Fund's average daily net assets.

         During the last three fiscal years, the following Funds paid PFPC administration fees (net of fee waivers) as set forth below:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Tax-Exempt Bond........................................................  $             $127,246           $127,627
New Jersey Municipal Bond..............................................  $                $0              $ - - (1)
New York Municipal Bond................................................  $              $63,326           $9,775
Connecticut Municipal Bond.............................................  $              $32,081           $29,946
Massachusetts Municipal Bond...........................................  $              $54,619           $46,188
Rhode Island Municipal Bond............................................  $              $16,327           $15,172

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         During the last three fiscal years, PFPC waived administration fees with respect to such Funds as set forth below:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Tax-Exempt Bond........................................................  $                $0                $0
New Jersey Municipal Bond..............................................  $              $6,887           $3,235(1)
New York Municipal Bond................................................  $                $0             $50,001
Connecticut Municipal Bond.............................................  $                $0                $0
Massachusetts Municipal Bond...........................................  $                $0                $0
Rhode Island Municipal Bond............................................  $                $0                $0

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.

         Prior to the Reorganization, SEI Investments Mutual Funds Services ("SEI") served as the administrator to the Predecessor Funds. For its services, SEI received a fee calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the Predecessor Funds' combined average daily net assets and 0.045% of combined average daily net assets in excess of $5 billion. SEI also agreed to waive portions of its fees from time to time.

         During the last three fiscal years, SEI received administration fees, net of fee waivers, as set forth below:

                                                                           FOR THE FISCAL YEAR ENDED MAY 31:
                                                                        2000             1999              1998
FUND                                                                (THOUSANDS)       (THOUSANDS)      (THOUSANDS)
----                                                                -----------       -----------      -----------
Intermediate Tax-Exempt Bond Fund                                       $215             $218              $200
Connecticut Intermediate Municipal Bond Fund                            $111             $113              $84
Massachusetts Intermediate Municipal Bond Fund                          $163             $156              $127
Florida Municipal Bond Fund                                             $43               $39              $31

         During the period June 1, 2000 through October 31, 2000, the following Funds paid PFPC and/or SEI administration fees, net of fee waivers, as set forth below:

Intermediate Tax-Exempt Bond Fund                                        $
Connecticut Intermediate Municipal Bond Fund                             $
Massachusetts Intermediate Municipal Bond Fund                           $
Florida Municipal Bond Fund                                              $


                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

         Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                                    EXPENSES

         Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                             PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended October 31, 2000, the Funds did not own any securities of its regular brokers or dealers.

         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                            SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Services Plan provides that Galaxy will pay fees for such services at an annual rate of up to 0.30% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and
(iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Retail A Shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Retail A Shares.

     Although the Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreements under the Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than 0.15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 2000, Galaxy had entered into servicing agreements only with Fleet Bank and affiliates.

         Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

         During the last three fiscal years, Galaxy made payments to Service Organizations with respect to Retail A Shares as shown in the table below:

                                                                     FOR THE FISCAL YEAR/PERIOD ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Tax-Exempt Bond........................................................  $                $33,072         $38,181
New Jersey Municipal Bond..............................................  $                $960            $386(1)
New York Municipal Bond................................................  $                $66,562         $64,145
Connecticut Municipal Bond.............................................  $                $39,136         $37,207
Massachusetts Municipal Bond...........................................  $                $63,058         $58,742
Rhode Island Municipal Bond............................................  $                $ 0             $  0
Intermediate Tax-Exempt Bond Fund......................................  $                N/A              N/A
Connecticut Intermediate Municipal Bond Fund...........................  $                N/A              N/A
Massachusetts Intermediate Municipal Bond Fund.........................  $                N/A              N/A
Florida Municipal Bond Fund............................................  $                N/A              N/A

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         Galaxy's servicing agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of

Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                         DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail B Shares of the Funds (other than the Florida Municipal Bond Fund) (the "12b-1 Plan"). Under the 12b-1 Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments,
(b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

         Under the 12b-1 Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.65% of the average daily net assets attributable to a Fund's outstanding Retail B Shares, and (ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit a Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.

         Payments for distribution expenses under the 12b-1 Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

         During the last three fiscal years, Retail B Shares of the Tax-Exempt Bond Fund bore the following distribution fees and shareholder servicing fees under the 12b-1 Plan:

                                                                                                     SHAREHOLDER
FOR THE FISCAL YEAR ENDED OCTOBER 31:                                          DISTRIBUTION FEES     SERVICING FEES
-------------------------------------                                          -----------------     --------------
2000.........................................................................  $                       $
1999.........................................................................  $21,499                 $4,520
1998.........................................................................  $15,405                 $3,555

During these periods, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers. No other Fund offered Retail B Shares prior to the date of this Statement of Additional Information.

         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the 12b-1 Trustees and is terminable at any time with respect to the Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares of the Fund, by PFPC Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.


                                   DISTRIBUTOR

         PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

         Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until December 31, 2001, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

         PFPC Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectus and this Statement of Additional Information. Prior to January 1, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds. During the last three fiscal years, FD Distributors and/or PFPC Distributors received front-end sales charges in connection with Retail A Share purchases as follows:

                                                                     FOR THE FISCAL YEAR/PERIOD ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Tax-Exempt Bond........................................................  $              $13,144          $18,288
New Jersey Municipal Bond..............................................  $              $13,008          $4,020(1)
New York Municipal Bond................................................  $              $64,555          $71,005
Connecticut Municipal Bond.............................................  $              $37,006          $54,683
Massachusetts Municipal Bond...........................................  $              $70,521          $175,611
Rhode Island Municipal Bond............................................  $              $12,453          $38,348
Intermediate Tax-Exempt Bond Fund......................................  $                N/A              N/A
Connecticut Intermediate Municipal Bond Fund...........................  $                N/A              N/A
Massachusetts Intermediate Municipal Bond Fund.........................  $                N/A              N/A
Florida Municipal Bond Fund............................................  $                N/A              N/A

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

FD Distributors and PFPC Distributors retained none of the amounts shown in the table above.

         PFPC Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Funds. Prior to January 1, 20001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges. For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, FD Distributors and/or PFPC Distributors received contingent deferred sales charges in connection with Retail B Share redemptions of the Tax-Exempt Bond Fund in the amounts of $______, $14,680, and $7,124, respectively. FD Distributors and PFPC Distributors retained none of these amounts. None of the other Funds offered Retail B Shares prior to the date of this Statement of Additional Information.

         The following table shows all sales charges, commissions and other compensation received by PDI and/or FD Distributors directly or indirectly from the Funds during the fiscal year or period ended October 31, 2000:

                          Net Underwriting        Compensation on     Brokerage Commissions
                            Discounts and         Redemption and        in Connection with             Other
         Fund               Commissions(1)         Repurchase(2)        Fund Transactions          Compensation(3)
         ----              --------------          -------------        -----------------          ---------------
Tax-Exempt                        $                      $                      $0                     $
  Bond

New Jersey                        $                     N/A                     $0                     $
  Municipal
  Bond

New York                          $                     N/A                     $0                     $
  Municipal
  Bond

Connecticut                       $                     N/A                     $0                     $
  Municipal
  Bond

Massachusetts                     $                     N/A                     $0                     $
  Municipal
  Bond

Rhode Island                      $                     N/A                     $0                     $0
  Municipal
  Bond

Intermediate                      $                     N/A                     $0                     $
  Tax-Exempt
  Bond

Connecticut                       $                     N/A                     $0                     $
  Intermediate
  Municipal Bond

Massachusetts                     $                     N/A                     $0                     $
  Intermediate
  Municipal Bond

Florida                           $                     N/A                     $0                     $
  Municipal
  Bond

----------------------
(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1999, which includes fees accrued in the fiscal year ended October 31, 1998 which were paid in 1999 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).


                                    AUDITORS

         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders with respect to the Funds (the "Annual Report") and _________________________ this Statement of Additional Information for the fiscal year ended October 31, 2000 have been audited by Ernst & Young LLP. For the respective fiscal years and periods prior to October 31, 1999, the financial highlights for the Funds included in the Prospectuses and the financial statements for such years and periods contained in the Annual Report were audited by Galaxy's former auditors. Prior to the Reorganization, ___________________________, with offices at __________________________________, served as independent auditors for the Predecessor Funds. The financial highlights for the Predecessor Funds for each of the years or periods in the five-year period ended May 31, 2000 included in the Prospectuses and the financial statements contained in the Predecessor Funds' Annual Report to Shareholders dated May 31, 2000 and _____________________________ this Statement of Additional Information have been audited by
_________________________________.


                                     COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy, will pass upon certain legal matters on its behalf, and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New Jersey Municipal Bond Fund concerning New Jersey taxes and the description of special considerations relating to New Jersey Municipal Securities. The law firm of ______________________________________________________, serves as special New
York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Bond Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities. The law firm of ______________________________________________________ serves as special
Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of ______________________________________________________ serves as special
Massachusetts counsel and special Rhode Island counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the

Massachusetts Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities and the portion of this Statement of Additional Information and the Prospectus with respect to the Rhode Island Municipal Bond Fund concerning Rhode Island taxes and the description of Special Considerations relating to Rhode Island Municipal Securities. The law firm of ______________________________________ serves as special Florida counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Florida Municipal Bond Fund concerning Florida taxes and the description of special considerations relating to Florida Municipal Securities.


                                 CODES OF ETHICS

         Galaxy and Fleet have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.


                        PERFORMANCE AND YIELD INFORMATION

         Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

         The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                                 6
                           YIELD = 2[((a-b)/cd+1) -1]


Where:             a =     dividends and interest earned by a Fund during the
                           period;

                   b =     expenses accrued for the period (net of
                           reimbursements);

                   c = average daily number of shares outstanding during the period, entitled to receive dividends; and
                   d =     maximum offering price per share on the
                           last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

         The "tax-equivalent" yield of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond and

Rhode Island Municipal Bond Funds is computed by: (a) dividing the portion of each Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. The "tax-equivalent" yield of the Tax-Exempt Bond Fund is computed by (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax.

         Based on the foregoing calculations, the standard yields and tax-equivalent yields (assuming a 36% federal tax rate) for Retail A Shares and Trust Shares of the Funds for the 30-day period ended October 31, 2000 were as set forth below:

                                                                RETAIL A                               TRUST
                                                                --------                               -----
FUND                                                   STANDARD       TAX-EQUIVALENT       STANDARD       TAX-EQUIVALENT
----                                                   --------       --------------       --------       --------------
Tax-Exempt Bond.............................              %                 %                 %                  %
New Jersey Municipal Bond...................              %                 %                 %                  %
New York Municipal Bond.....................              %                 %                 %                  %
Connecticut Municipal Bond..................              %                 %                 %                  %
Massachusetts Municipal Bond................              %                 %                 %                  %
Rhode Island Municipal Bond.................              %                 %                 %                  %
Intermediate Tax-Exempt Bond................              %                 %                 %                  %
Connecticut Intermediate Municipal Bond.....              %                 %                 %                  %
Massachusetts Intermediate Municipal Bond...              %                 %                 %                  %
Florida Municipal Bond......................              *                 *                %**                %**

----------------------
*        The Florida Municipal Bond Fund does not offer Retail A Shares.
**       Represents yields for Shares of the Florida Municipal Bond Fund.

         Based on the foregoing calculations, (i) the standard yield for Retail B Shares of the Tax-Exempt Bond Fund for the 30-day period ended October 31, 2000 was ____%, and (ii) the tax-equivalent yield (assuming a 36% federal tax rate) for Retail B Shares of the Tax-Exempt Bond Fund for the 30-day period ended October 31, 2000 was ____%. None of the other Funds offered Retail B Shares prior to the date of this Statement of Additional Information.

         Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                              1/n
                               T = [(ERV/P)-1]


    Where:           T =      average annual total return;

                   ERV =      ending redeemable value
                              of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) period at the end of the applicable period (or a fractional portion thereof);

                     P =      hypothetical initial payment of $1,000; and

                     n = period covered by the computation, expressed in years.

         Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

         Aggregate Total Return =   [(ERV/P)-1]

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares, as the case may be.

         The aggregate total returns for Retail A Shares and Trust Shares of the Funds from the date of initial public offering through October 31, 2000 are set forth below:

FUND                                                                          RETAIL A                 TRUST
----                                                                          --------                 -----
Tax-Exempt Bond........................................................         %(1)                    %(1)
New Jersey Municipal Bond..............................................         %(2)                     %(2)
New York Municipal Bond................................................         %(3)                    %(3)
Connecticut Municipal Bond.............................................         %(4)                    %(4)
Massachusetts Municipal Bond...........................................         %(5)                    %(5)
Rhode Island Municipal Bond............................................         %(6)                    %(7)
Intermediate Tax-Exempt Bond...........................................            %(8)                   %(9)
Connecticut Intermediate Municipal Bond................................            %(8)                   %(10)
Massachusetts Intermediate Municipal Bond..............................            %(8)                   %(9)
Florida Municipal Bond.................................................          *                      %(11)**

----------------------

*        The Florida Municipal Bond Fund does not offer Retail A Shares.
**       Represents returns for Shares of the Florida Municipal Bond Fund.

(1) For the period from December 30, 1991 (initial public offering date) through October 31, 2000.
(2) For the period from April 3, 1998 (initial public offering date) through October 31, 2000.
(3) For the period from December 31, 1991 (initial public offering date) through October 31, 2000.
(4) For the period from March 16, 1993 (initial public offering date) through October 31, 2000.
(5) For the period from March 12, 1993 (initial public offering date) through October 31, 2000.
(6) For the period from December 20, 1994 (initial public offering date) through October 31, 2000.
(7) For the period June 19, 2000 (initial public offering date) through October 31, 2000.
(8) For the period June 26, 2000 through October 31, 2000. The Predecessor Funds did not offer Retail A Shares prior to the Reorganization.
(9) For the period June 14, 1993 (initial public offering date) through October 31, 2000. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Fund.
(10) For the period August 1, 1994 (initial public offering date) through October 31, 2000. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Fund.
(11) For the period June 30, 1997 (initial public offering date) through October 31, 2000. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Fund.

         The aggregate total return for Retail B Shares of the Tax-Exempt Bond Fund from March 4, 1996 (initial public offering date) through October 31, 2000 was ____%. None of the other Funds offered Retail B Shares prior to the date of this Statement of Additional Information.

         The average annual total returns for Retail A Shares and Trust Shares (as applicable) of the Funds for the one-year and five-year periods (as applicable) ended October 31, 2000 are as set forth below:

                                                      RETAIL A                                 TRUST
                                                      --------                                 -----
FUND                                        ONE-YEAR           FIVE-YEAR            ONE-YEAR           FIVE-YEAR
----                                        --------           ---------            --------           ---------
Tax-Exempt Bond.......................          %                  %                   %                   %
New Jersey Municipal Bond.............          %                  %                   %                   %
New York Municipal Bond...............          %                  %                   %                   %
Connecticut Municipal Bond............          %                  %                   %                   %
Massachusetts Municipal Bond..........          %                  %                   %                   %
Rhode Island Municipal Bond...........          %                  %                   *                   *
Intermediate Tax-Exempt Bond..........          *                  *                   %(1)                %(1)
Connecticut Intermediate Municipal Bond         *                  *                   %(1)                %(1)
Massachusetts Intermediate Municipal Bond       *                  *                   %(1)                %(1)
Florida Municipal Bond................         **                  **                  %(2)                *

----------------------
*        Not offered during the full period.
**       The Florida Municipal Bond Fund does not offer Retail A Shares.
(1) Performance for the period prior to June 26, 2000 represents performance by the single class of shares of the Predecessor Fund.
(2)      Represents returns for Shares of the Florida Municipal Bond Fund.

         The average annual total return for Retail B Shares of the Tax-Exempt Bond Fund for the one-year period ended October 31, 2000 was ____%. None of the other Funds offered Retail B Shares prior to the date of this Statement of Additional Information.

TAX EQUIVALENCY TABLES - NEW JERSEY MUNICIPAL BOND AND NEW YORK MUNICIPAL
                         BOND FUNDS

         The New Jersey Municipal Bond and New York Municipal Bond Funds may use tax-equivalency tables in advertising and sales literature. These tables are intended to demonstrate the advantages of investing in tax free investments such as the Funds. The tax exempt yields used here are hypothetical and no assurance can be made that a Fund will obtain any particular yield. A Fund's yield fluctuates as market conditions change.

         The tax brackets and related yield calculations are based on the expected 2000 Federal and state marginal tax rates. The combined Federal and state rate reflects an assumed deduction of the state tax liability. In fact, however, certain limitations on this deductibility may apply. Also, the tables do not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers.

         Investors are urged to consult their tax advisors as to these matters.

NEW JERSEY: 2000

Equivalent yields: Tax-exempt

                                  New Jersey &
                                  Federal        New Jersey Tax Equivalent Yields.**
$Taxable Income* State   Federal  Effective ---------------------------------------------------------------------------------------
Single           Rate    Rate     Rate      3.0%     3.5%   4.0%   4.5%    5.0%   5.5%   6.0%    6.5%     7.0%    7.5%      8.0%
-----------------------------------------------------------------------------------------------------------------------------------
$0-20,000        1.40%   15.0%    16.19%    3.58%    4.18%  4.77%  5.37%   5.97%  6.56%  7.16%   7.76%    8.35%   8.95%     9.55%
20,001-26,250    1.75%   15.0%    16.49%    3.59%    4.19%  4.79%  5.39%   5.99%  6.59%  7.18%   7.78%    8.38%   8.98%     9.58%
26,251-35,000    1.75%   28.0%    29.26%    4.24%    4.95%  5.65%  6.36%   7.07%  7.77%  8.48%   9.19%    9.90%   10.60%    11.31%
35,001-40,000    3.50%   28.0%    30.52%    4.32%    5.04%  5.76%  6.48%   7.20%  7.92%  8.64%   9.36%    10.07%  10.79%    11.51%
40,001-63,550    5.525%  28.0%    31.98%    4.41%    5.15%  5.88%  6.62%   7.35%  8.09%  8.82%   9.56%    10.29%  11.03%    11.76%
63,551-75,000    5.525%  31.0%    34.81%    4.60%    5.37%  6.14%  6.90%   7.67%  8.44%  9.20%   9.97%    10.74%  11.50%    12.27%
75,001-132,600   6.37%   31.0%    35.40%    4.64%    5.42%  6.19%  6.97%   7.74%  8.51%  9.29%   10.06%   10.84%  11.61%    12.38%
132,601-288,350  6.37%   36.0%    40.08%    5.01%    5.84%  6.68%  7.51%   8.34%  9.18%  10.01%  10.85%   11.68%  12.52%    13.35%
Over 288,350     6.37%   39.6%    43.45%    5.31%    6.19%  7.07%  7.96%   8.84%  9.73%  10.61%  11.49%   12.38%  13.26%    14.15%
-----------------------------------------------------------------------------------------------------------------------------------


                                  New Jersey &
                                  Federal        New Jersey Tax Equivalent Yields.**
$Taxable Income* State   Federal  Effective ---------------------------------------------------------------------------------------
Married Jointly  Rate    Rate     Rate      3.0%     3.5%   4.0%   4.5%    5.0%   5.5%   6.0%    6.5%     7.0%    7.5%      8.0%
-----------------------------------------------------------------------------------------------------------------------------------
$0-20,000        1.40%   15.0%    16.19%     3.58%   4.18%  4.77%  5.37%   5.97%   6.56%  7.16%  7.76%    8.35%   8.95%     9.55%
20,001-43,850    1.75%   15.0%    16.49%     3.59%   4.19%  4.79%  5.39%   5.99%   6.59%  7.18%  7.78%    8.38%   8.98%     9.58%
43,851-50,000    1.75%   28.0%    29.26%     4.24%   4.95%  5.65%  6.36%   7.07%   7.77%  8.48%  9.19%    9.90%   10.60%    11.31%
50,001-70,000    2.45%   28.0%    29.76%     4.27%   4.98%  5.69%  6.41%   7.12%   7.83%  8.54%  9.25%    9.97%   10.68%    11.39%
70,001-80,000    3.50%   28.0%    30.52%     4.32%   5.04%  5.76%  6.48%   7.20%   7.92%  8.64%  9.36%    10.07%  10.79%    11.51%
80,001-105,950   5.525%  28.0%    31.98%     4.41%   5.15%  5.88%  6.62%   7.35%   8.09%  8.82%  9.56%    10.29%  11.03%    11.76%
105,951-150,000  5.525%  31.0%    34.81%     4.60%   5.37%  6.14%  6.90%   7.67%   8.44%  9.20%  9.97%    10.74%  11.50%    12.27%
150,001-161,450  6.37%   31.0%    35.40%     4.64%   5.42%  6.19%  6.97%   7.74%   8.51%  9.29%  10.06%   10.84%  11.61%    12.38%
161,451-288,350  6.37%   36.0%    40.08%     5.01%   5.84%  6.68%  7.51%   8.34%   9.18%  10.01% 10.85%   11.68%  12.52%    13.35%
Over 288,350     6.37%   39.6%    43.45%     5.31%   6.19%  7.07%  7.96%   8.84%   9.73%  10.61% 11.49%   12.38%  13.26%    14.15%
-----------------------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for New Jersey tax purposes is the same as defined in the Internal Revenue Code. In fact, however, New Jersey taxable income may differ due to differences in exemptions, itemized deductions and other items.

**          Each entry represents the taxable yield that is the equivalent to the specified Federal and New Jersey tax-exempt yield for a New Jersey taxpayer in the specified income bracket.

NEW YORK STATE AND CITY:  2000

Equivalent yields: Tax-exempt

                                  State             New York State New York State
$Taxable Income*  City     State  City      Federal and Federal    City and Federal
Single            Rate***  Rate   Combined  Rate    Effective Rate Effective Rate***
------------------------------------------------------------------------------------
0 - 8,000         3.021%   4%     7.021%    15%     18.40%         20.9679%
8,001 - 11,000    3.021%   4.5%   7.521%    15%     18.825%        21.3929%
11,001 - 12,000   3.021%   5.25%  8.271%    15%     19.4625%       22.0304%
12,001 - 13,000   3.665%   5.25%  8.915%    15%     19.4625%       22.5778%
13,001 - 20,000   3.665%   5.9%   9.565%    15%     20.015%        23.1303%
20,001 - 25,000   3.665%   6.85%  10.515%   15%     20.8225%       23.9378%
25,001 - 26,250   3.722%   6.85%  10.572%   15%     20.8225%       23.9863%
26,251 - 50,000   3.722%   6.85%  10.572%   28%     32.9320%       35.6119%
50,001 - 63,550   3.779%   6.85%  10.629%   28%     32.9320%       35.6530%
63,551 - 132,600  3.779%   6.85%  10.629%   31%     35.7265%       38.3341%
132,601 - 288,350 3.779%   6.85%  10.629%   36%     40.3840%       42.8026%
Over 288,350      3.779%   6.85%  10.629%   39.6%   43.7374%       46.0200%
------------------------------------------------------------------------------------

                          New York Tax Equivalent Yields:****
$Taxable Income*   -------------------------------------------------------------------------
Single             3.0%  3.5%   4.0%   4.5%  5.0%  5.5%   6.0%   6.5%   7.0%   7.5%   8.0%
--------------------------------------------------------------------------------------------
0 - 8,000          3.80% 4.43%  5.06%  5.69% 6.33% 6.96%  7.59%  8.22%  8.86%  9.49%  10.12%
8,001 - 11,000     3.82% 4.45%  5.09%  5.72% 6.36% 7.00%  7.63%  8.27%  8.91%  9.54%  10.18%
11,001 - 12,000    3.85% 4.49%  5.13%  5.77% 6.41% 7.05%  7.70%  8.34%  8.98%  9.62%  10.26%
12,001 - 13,000    3.87% 4.52%  5.17%  5.81% 6.46% 7.10%  7.75%  8.40%  9.04%  9.69%  10.33%
13,001 - 20,000    3.90% 4.55%  5.20%  5.85% 6.50% 7.15%  7.81%  8.46%  9.11%  9.76%  10.41%
20,001 - 25,000    3.94% 4.60%  5.26%  5.92% 6.57% 7.23%  7.89%  8.55%  9.20%  9.86%  10.52%
25,001 - 26,250    3.95% 4.60%  5.26%  5.92% 7.76% 7.24%  7.89%  8.55%  9.21%  9.87%  10.52%
26,251 - 50,000    4.66% 5.44%  6.21%  6.99% 7.77% 8.54%  9.32%  10.10% 10.87% 11.65% 12.42%
50,001 - 63,550    4.66% 5.44%  6.22%  6.99% 7.77% 8.55%  9.32%  10.10% 10.88% 11.66% 12.43%
63,551 - 132,600   4.86% 5.68%  6.49%  7.30% 8.11% 8.92%  9.73%  10.54% 11.35% 12.16% 12.97%
132,601 - 288,350  5.24% 6.12%  6.99%  7.87% 8.74% 9.62%  10.49% 11.36% 12.24% 13.11% 13.99%
Over 288,350       5.56% 6.48%  7.41%  8.34% 9.26% 10.19% 11.12% 12.04% 12.97% 13.89% 14.82%
--------------------------------------------------------------------------------------------

                                  State             New York State New York State
$Taxable Income*  City     State  City      Federal and Federal    City and Federal
Single            Rate***  Rate   Combined  Rate    Effective Rate Effective Rate***
------------------------------------------------------------------------------------
0 - 16,000         3.021%  4%     7.021%    15%     18.40%         20.9679%
16,001 - 21,600    3.021%  4.5%   7.521%    15%     18.8250%       21.3929%
21,601 - 22,000    3.665%  4.5%   8.165%    15%     18.8250%       21.9403%
22,001 - 26,000    3.665%  5.25%  8.915%    15%     19.4625%       22.5778%
26,001 - 40,000    3.665%  5.9%   9.565%    15%     20.0150%       23.1303%
40,001 - 43,850    3.665%  6.85%  10.515%   15%     20.8225%       23.9378%
43,851 - 45,000    3.665%  6.85%  10.515%   28%     32.9320%       35.5709%
45,001 - 105,950   3.722%  6.85%  10.572%   28%     32.9320%       35.6119%
105,951 - 161,450  3.779%  6.85%  10.629%   31%     35.7265%       38.3341%
161,451 - 288,350  3.779%  6.85%  10.629%   36%     40.3840%       42.8026%
over 288,350       3.779%  6.85%  10.629%   39.6%   43.7374%       46.0200%
------------------------------------------------------------------------------------

                          New York Tax Equivalent Yields:****
$Taxable Income*   -------------------------------------------------------------------------
Single             3.0%  3.5%   4.0%   4.5%  5.0%  5.5%   6.0%   6.5%   7.0%   7.5%   8.0%
--------------------------------------------------------------------------------------------
0 - 16,000         3.80% 4.43%  5.06%  5.69% 6.33% 6.96%  7.59%  8.22%  8.86%  9.49%  10.12%
16,001 - 21,600    3.82% 4.45%  5.09%  5.72% 6.36% 7.00%  7.63%  8.27%  8.91%  9.54%  10.18%
21,601 - 22,000    3.84% 4.48%  5.12%  5.76% 6.41% 7.05%  7.69%  8.33%  8.97%  9.61%  10.25%
22,001 - 26,000    3.87% 4.52%  5.17%  5.81% 6.46% 7.10%  7.75%  8.40%  9.04%  9.69%  10.33%
26,001 - 40,000    3.90% 4.55%  5.20%  5.85% 6.50% 7.15%  7.81%  8.46%  9.11%  9.76%  10.41%
40,001 - 43,850    3.94% 4.60%  5.26%  5.92% 6.57% 7.23%  7.89%  8.55%  9.20%  9.86%  10.52%
43,851 - 45,000    4.66% 5.43%  6.21%  6.98% 7.76% 8.54%  9.31%  10.09% 10.86% 11.64% 12.42%
45,001 - 105,950   4.66% 5.44%  6.21%  6.99% 7.77% 8.54%  9.32%  10.10% 10.87% 11.65% 12.42%
105,951 - 161,450  4.86% 5.68%  6.49%  7.30% 8.11% 8.92%  9.73%  10.54% 11.35% 12.16% 12.97%
161,451 - 288,350  5.24% 6.12%  6.99%  7.87% 8.74% 9.62%  10.49% 11.36% 12.24% 13.11% 13.99%
over 288,350       5.56% 6.48%  7.41%  8.34% 9.26% 10.19% 11.12% 12.04% 12.97% 13.89% 14.82%
--------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the New York State or City Personal Income Tax law; however, New York state or city taxable income may differ due to differences in exemptions, itemized deductions, and other items.

** For federal tax purposes, these combined rates reflect the applicable marginal rates for 2000, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return. For New York purposes, these combined rates reflect the New York State and New York City tax and surcharge rates for 2000.

*** The New York City rate is comprised of the tax base rate and city surcharge for 2000.

****     These represent New York State, City, and Federal Equivalent Yields.

TAX-EQUIVALENCY TABLES - CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND, FLORIDA MUNICIPAL BOND, RHODE ISLAND MUNICIPAL BOND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND AND MASSACHUSETTS INTERMEDIATE MUNICIPAL FUNDS

         The Connecticut Municipal Bond, Massachusetts Municipal Bond, Florida Municipal Bond, Rhode Island Municipal Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Funds also may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the Fund's respective portfolios generally remains free from federal regular income tax, and from the regular personal income tax imposed by Connecticut, Massachusetts and Rhode Island, as applicable. Some portion of the Funds' income may, however, be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes. As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.

         The charts below are for illustrative purposes only and use tax brackets that were in effect beginning January 1, 2000. These are not indicators of past or future performance of the Connecticut Municipal Bond, Massachusetts Municipal Bond, Florida Municipal Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal and Rhode Island Municipal Bond Funds.

         Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase-out of exemptions or credits, itemized deductions (including the federal deduction for state taxes paid) or the possible partial disallowance of deductions.

         Connecticut Note: The charts below do not address taxable equivalent yields applicable to married taxpayers filing separate returns or heads of households.

         Investors are urged to consult their own tax advisors as to these matters.

CONNECTICUT:  2000

Equivalency yields:  Tax-Exempt

                                                     Connecticut Tax-Equivalent Yields**
$Taxable Income*  State    Federal  Combined         -----------------------------------
Single            Rate     Rate     Effective Rate   3.0%     3.5%      4.0%
----------------------------------------------------------------------------
$0-26,250         3.96%      15%     18.37%         3.68%    4.29%     4.90%
26,251-63,550     4.50%      28%     31.24%         4.36%    5.09%     5.82%
63,551-132,600    4.50%      31%     34.11%         4.55%    5.31%     6.07%
132,601-288,350   4.50%      36%     38.88%         4.91%    5.73%     6.54%
Over 288,350      4.50%      39.6%   42.32%         5.20%    6.07%     6.93%
----------------------------------------------------------------------------

                  Connecticut Tax-Equivalent Yields**
                  --------------------------------------------------------------------------
                  4.5%      5.0%      5.5%      6.0%     6.5%     7.0%      7.5%      8.0%
--------------------------------------------------------------------------------------------
$0-26,250         5.51%    6.13%     6.74%     7.35%     7.96%     8.58%     9.19%     9.80%
26,251-63,550     6.54%    7.27%     8.00%     8.73%     9.45%    10.18%    10.91%    11.63%
63,551-132,600    6.83%    7.59%     8.35%     9.11%     9.86%    10.62%    11.38%    12.14%
132,601-288,350   7.36%    8.18%     9.00%     9.82%    10.63%    11.45%    12.27%    13.09%
Over 288,350      7.80%    8.67%     9.54%    10.40%    11.27%    12.14%    13.00%    13.87%
--------------------------------------------------------------------------------------------






$Taxable Income*                         Combined    Connecticut Tax-Equivalent Yields**
Married Filing       State     Federal   Effective   -------------------------------------
Jointly              Rate      Rate      Rate        3.0%       3.5%      4.0%       4.5%
------------------------------------------------------------------------------------------
$0-43,850             3.825%      15%    18.25%     3.67%      4.28%     4.89%      5.50%
43,851-105,950        4.50%       28%    31.24%     4.36%      5.09%     5.82%      6.54%
105,951-161,450       4.50%       31%    34.11%     4.55%      5.31%     6.07%      6.83%
161,451-288,350       4.50%       36%    38.88%     4.91%      5.73%     6.54%      7.36%
Over 288,350          4.50%       39.6%  42.32%     5.20%      6.07%     6.93%      7.80%
------------------------------------------------------------------------------------------

$Taxable Income*       Connecticut Tax-Equivalent Yields**
Married Filing         -------------------------------------------------------------------
Jointly                5.0%      5.5%      6.0%      6.5%       7.0%      7.5%      8.0%
------------------------------------------------------------------------------------------
$0-43,850             6.12%     6.73%     7.34%      7.95%      8.56%     9.17%     9.79%
43,851-105,950        7.27%     8.00%     8.73%      9.45%     10.18%    10.91%    11.63%
105,951-161,450       7.59%     8.35%     9.11%      9.86%     10.62%    11.38%    12.14%
161,451-288,350       8.18%     9.00%     9.82%     10.63%     11.45%    12.27%    13.09%
Over 288,350          8.67%     9.54%    10.40%     11.27%     12.14%    13.00%    13.87%
------------------------------------------------------------------------------------------



* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Connecticut tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions or other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and Connecticut tax-exempt yield for a Connecticut tax payer in the specified income bracket.

MASSACHUSETTS:  2000
Equivalent Yields:  Tax-Exempt

                                                                       Massachusetts Tax-Equivalent Yields**
$Taxable Income              State        Federal      Combined        -----------------------------------------------
Single*                      Rate          Rate     Effective Rate     3.0%          3.5%          4.0%          4.5%
----------------------------------------------------------------------------------------------------------------------
$0-26,250                    5.85%         15.0%        19.97%         3.75%         4.37%         5.00%         5.62%
26,251-63,550                5.85%         28.0%        32.21%         4.43%         5.16%         5.90%         6.64%
63,551-132,600               5.85%         31.0%        35.04%         4.62%         5.39%         6.16%         6.93%
132,601-288,350              5.85%         36.0%        39.74%         4.98%         5.81%         6.64%         7.47%
Over 288,350                 5.85%         39.6%        43.13%         5.28%         6.15%         7.03%         7.91%
----------------------------------------------------------------------------------------------------------------------

                             Massachusetts Tax-Equivalent
$Taxable Income              -----------------------------------------------------------------------------------------
Single*                      5.0%          5.5%          6.0%          6.5%          7.0%          7.5%          8.0%
----------------------------------------------------------------------------------------------------------------------
$0-26,250                    6.25%         6.87%         7.50%         8.12%         8.75%         9.37%        10.00%
26,251-63,550                7.38%         8.11%         8.85%         9.59%        10.33%        11.06%        11.80%
63,551-132,600               7.70%         8.47%         9.24%        10.01%        10.78%        11.55%        12.32%
132,601-288,350              8.30%         9.13%         9.96%        10.79%        11.62%        12.45%        13.28%
Over 288,350                 8.79%         9.67%        10.55%        11.43%        12.31%        13.19%        14.07%
----------------------------------------------------------------------------------------------------------------------




                                                                      Massachusetts Tax-Equivalent Yields**
Married Filing               State        Federal     Combined        ------------------------------------------------
Jointly                       Rate         Rate     Effective Rate    3.0%          3.5%          4.0%          4.5%
----------------------------------------------------------------------------------------------------------------------
$0-43,850                    5.85%         15.0%        19.97%         3.75%         4.37%         5.00%         5.62%
43,851-105,950               5.85%         28.0%        32.21%         4.43%         5.16%         5.90%         6.64%
105,951-161,450              5.85%         31.0%        35.04%         4.62%         5.39%         6.16%         6.93%
161,451-288,350              5.85%         36.0%        39.74%         4.98%         5.81%         6.64%         7.47%
Over 288,350                 5.85%         39.6%        43.13%         5.28%         6.15%         7.03%         7.91%
----------------------------------------------------------------------------------------------------------------------

$Taxable Income*             Massachusetts Tax-Equivalent Yields**
Married Filing               ------------------------------------------------------------------------------------------
Jointly                      5.0%          5.5%          6.0%          6.5%          7.0%          7.5%          8.0%
-----------------------------------------------------------------------------------------------------------------------
$0-43,850                    6.25%         6.87%         7.50%         8.12%         8.75%         9.37%        10.00%
43,851-105,950               7.38%         8.11%         8.85%         9.59%        10.33%        11.06%        11.80%
105,951-161,450              7.70%         8.47%         9.24%        10.01%        10.78%        11.55%        12.32%
161,451-288,350              8.30%         9.13%         9.96%        10.79%        11.62%        12.45%        13.28%
Over 288,350                 8.79%         9.67%        10.55%        11.43%        12.31%        13.19%        14.07%
-----------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Massachusetts tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Massachusetts taxable income may differ due to differences in exemptions, itemized deductions or other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and Massachusetts tax-exempt yield for a Massachusetts tax payer in the specified income bracket.

RHODE ISLAND:  2000
Equivalent yields:  Tax-Exempt

                                                                       Rhode Island Tax-Equivalent Yields**
$Taxable Income              State        Federal      Combined        -----------------------------------------------
Single*                      Rate           Rate     Rate Effective    3.00%         3.50%         4.00%         4.50%
----------------------------------------------------------------------------------------------------------------------
$0-26,250                    3.90%         15.0%        18.32%         3.67%         4.29%         4.90%         5.51%
26,251-63,550                7.28%         28.0%        33.24%         4.49%         5.24%         5.99%         6.74%
63,551-132,600               8.06%         31.0%        36.56%         4.73%         5.52%         6.31%         7.09%
132,601-288,350              9.36%         36.0%        41.99%         5.17%         6.03%         6.90%         7.76%
Over 288,350                10.30%         39.6%        45.82%         5.54%         6.46%         7.38%         8.31%
----------------------------------------------------------------------------------------------------------------------

                             Rhode Island Tax-Equivalent Yields**
$Taxable Income              -----------------------------------------------------------------------------------------
Single*                      5.00%         5.50%         6.00%         6.50%         7.00%         7.50%         8.00%
----------------------------------------------------------------------------------------------------------------------
$0-26,250                    6.12%        6.73%         7.35%          7.96%         8.57%         9.18%         9.79%
26,251-63,550                7.49%        8.24%         8.99%          9.74%        10.49%        11.23%        11.98%
63,551-132,600               7.88%        8.67%         9.46%         10.25%        11.03%        11.82%        12.61%
132,601-288,350              8.62%        9.48%        10.34%         11.20%        12.07%        12.93%        13.79%
Over 288,350                 9.23%       10.15%        11.07%         12.00%        12.92%        13.84%        14.77%
----------------------------------------------------------------------------------------------------------------------


                                                                       Rhode Island Tax-Equivalent Yields**
$Taxable Income*             State         Federal     Combined        -----------------------------------------------
Married Filing Jointly       Rate           Rate     Effective Rates   3.00%         3.50%         4.00%         4.50%
----------------------------------------------------------------------------------------------------------------------
$0-43,850                    3.90%         15.0%        18.32%         3.67%         4.29%         4.90%         5.51%
43,851-105,950               7.28%         28.0%        33.24%         4.49%         5.24%         5.99%         6.74%
105,951-161,450              8.06%         31.0%        36.56%         4.73%         5.52%         6.31%         7.09%
161,451-288,350              9.36%         36.0%        41.99%         5.17%         6.03%         6.90%         7.76%
Over 288,350                10.30%         39.6%        45.82%         5.54%         6.46%         7.38%         8.31%
----------------------------------------------------------------------------------------------------------------------
                             Rhode Island Tax-Equivalent Yields**
$Taxable Income*             -----------------------------------------------------------------------------------------
Married Filing Jointly       5.00%         5.50%         6.00%         6.50%         7.00%         7.50%         8.00%
----------------------------------------------------------------------------------------------------------------------
$0-43,850                    6.12%        6.73%         7.35%          7.96%         8.57%         9.18%         9.79%
43,851-105,950               7.49%        8.24%         8.99%          9.74%        10.49%        11.23%        11.98%
105,951-161,450              7.88%        8.67%         9.46%         10.25%        11.03%        11.82%        12.61%
161,451-288,350              8.62%        9.48%        10.34%         11.20%        12.07%        12.93%        13.79%
Over 288,350                 9.23%       10.15%        11.07%         12.00%        12.92%        13.84%        14.77%
----------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Rhode Island tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Rhode Island taxable income may differ due to differences in exemptions, itemized deductions or other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and Rhode Island tax-exempt yield for a Rhode Island tax payer in the specified income bracket.

FLORIDA:  2000
Equivalent yields:  Tax-Exempt

                                                         Florida Tax-Equivalent Yields**
$Taxable Income*            Federal       Federal        -----------------------------------------------
Single                       Rate      Effective Rate    3.0%          3.5%          4.0%          4.5%
--------------------------------------------------------------------------------------------------------
$0-26,250                    15.0%         15.0%         3.53%         4.12%         4.71%         5.29%
26,251-63,550                28.0%         28.0%         4.17%         4.86%         5.56%         6.25%
63,551-132,600               31.0%         31.0%         4.35%         5.07%         5.80%         6.52%
132,601-288,350              36.0%         36.0%         4.69%         5.47%         6.25%         7.03%
Over 288,350                 39.6%         39.6%         4.97%         5.79%         6.62%         7.45%
--------------------------------------------------------------------------------------------------------

                             Florida Tax-Equivalent Yields**
$Taxable Income*             ------------------------------------------------------------------------------------------
Single                       5.0%          5.5%          6.0%          6.5%          7.0%          7.5%          8.0%
-----------------------------------------------------------------------------------------------------------------------
$0-26,250                    5.88%         6.47%         7.06%         7.65%         8.24%         8.82%         9.41%
26,251-63,550                6.94%         7.64%         8.33%         9.03%         9.72%        10.42%        11.11%
63,551-132,600               7.25%         7.97%         8.70%         9.42%        10.14%        10.87%        11.59%
132,601-288,350              7.81%         8.59%         9.38%        10.16%        10.94%        11.72%        12.50%
Over 288,350                 8.28%         9.11%         9.93%        10.76%        11.59%        12.42%        13.25%
-----------------------------------------------------------------------------------------------------------------------


                                                         Florida Tax-Equivalent Yields**
$Taxable Income*            Federal     Federal          -------------------------------------------------------------
Married Filing Jointly       Rate     Effective Rate     3.0%          3.5%          4.0%          4.5%          5.0%
----------------------------------------------------------------------------------------------------------------------
$0-43,850                    15.0%         15.0%         3.53%         4.12%         4.71%         5.29%         5.88%
43,851-105,950               28.0%         28.0%         4.17%         4.86%         5.56%         6.25%         6.94%
105,951-161,450              31.0%         31.0%         4.35%         5.07%         5.80%         6.52%         7.25%
161,451-288,350              36.0%         36.0%         4.69%         5.47%         6.25%         7.03%         7.81%
Over 288,350                 39.6%         39.6%         4.97%         5.79%         6.62%         7.45%         8.28%
----------------------------------------------------------------------------------------------------------------------
                             Florida Tax-Equivalent Yields**
$Taxable Income*             ---------------------------------------------------------------------------
Married Filing Jointly       5.5%          6.0%          6.5%          7.0%          7.5%          8.0%
--------------------------------------------------------------------------------------------------------
$0-43,850                    6.47%         7.06%          7.65%         8.24%         8.82%         9.41%
43,851-105,950               7.64%         8.33%          9.03%         9.72%        10.42%        11.11%
105,951-161,450              7.97%         8.70%          9.42%        10.14%        10.87%        11.59%
161,451-288,350              8.59%         9.38%         10.16%        10.94%        11.72%        12.50%
Over 288,350                 9.11%         9.93%         10.76%        11.59%        12.42%        13.25%
--------------------------------------------------------------------------------------------------------



*    This amount represents taxable income as defined in the Internal Revenue
     Code.

** Each entry represents the taxable yield that is the equivalent to the specified Federal tax-exempt yield for a Florida taxpayer in the specified income bracket.

PERFORMANCE REPORTING

     From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

     Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds, as applicable.

     The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Each Fund may also quote its "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to the Fund's tax-free yield. It is calculated as described above. A Fund's tax-equivalent yield will always be higher than its yield.

     The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load charged by the Funds for Retail A Shares and the applicable contingent deferred sales charge for Retail B Shares and assume that dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

     The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

     The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                  MISCELLANEOUS

     As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

         As of December 12, 2000, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Shares of each class of each of Galaxy's investment portfolios (including shares of the Institutional Government Money Market Fund) were as follows:

---------------------------------------------------------------------------------------------------------------------
                  REGISTRATION NAME                                                    PERCENT OWNERSHIP
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
---------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         99.69%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
---------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
---------------------------------------------------------------------------------------------------------------------
      WEI QIANG CHEN & YAN JUANM CHEN JT WROS                                                      6.97%
      45 OVAL ROAD UNIT 1
      QUINCY, MA  02170-3819
---------------------------------------------------------------------------------------------------------------------
      BKB SHARES
---------------------------------------------------------------------------------------------------------------------
      JAMES H. FURNEAUX &                                                                          5.95%
      CAROL S. FURNEAUX
      JTTEN
      810 CONCORD ROAD
      CARLISLE, MA  01741-1523
---------------------------------------------------------------------------------------------------------------------
      MELLON BANK (DE) NA                                                                          5.24%
      ENHANCED CASH FUND
      WILSHIRE ENHANCED INDEX
      TRUST
      135 SANTILLI HWY.
      EVERETT, MA  02149-1906
---------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
---------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                        100.00%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
---------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
---------------------------------------------------------------------------------------------------------------------
      JOSEPH DIMENNA                                                                               9.19%
      1049 FIFTH AVE. APT. P3
      NEW YORK, NY 10028-0115
---------------------------------------------------------------------------------------------------------------------


                                     -114-


---------------------------------------------------------------------------------------------------------------------
      THOMAS E. DAMBRA                                                                             6.45%
      CONSTANCE M. DAMBRA
      370 RIVERVIEW ROAD
      REXFORD, NY  12148-1428
---------------------------------------------------------------------------------------------------------------------
      BKB SHARES
---------------------------------------------------------------------------------------------------------------------
      BOB & CO.                                                                                    6.28%
      TREASURY
      ATTN:  A. J. FERULLO
      MAILSTOP: MADE10013E
      100 FEDERAL STREET
      BOSTON, MA  02110-1802
---------------------------------------------------------------------------------------------------------------------
      ROBERT J. GRANTHAM &                                                                         6.54%
      HANNELORE GRANTHAM
      JTTEN
      71 MOUNT VERNON STREET
      BOSTON, MA  02108-1330
---------------------------------------------------------------------------------------------------------------------
      GILBERT L. WADE                                                                              5.44%
      143 AVENUE B APARTMENT 6A
      NEW YORK, NY  10009-5026
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
---------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         98.32%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY FUND
---------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
---------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         95.47%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
---------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
---------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             12.37%
      26 BROADWAY
      NEW YORK, NY 10004-1703
---------------------------------------------------------------------------------------------------------------------


                                     -115-

---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL TREASURY MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
---------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                          8.85%
      P.O. BOX 92800
      ROCHESTER, NY  14692-8900
---------------------------------------------------------------------------------------------------------------------
      BOB & CO.                                                                                    8.40%
      TREASURY
      ATTN:  A. J. FERULLO
      100 FEDERAL STREET
      #01-13-07
      BOSTON, MA  02110-1802
---------------------------------------------------------------------------------------------------------------------
      FLEET BANK OMNIBUS                                                                          69.31%
      STEVEN P. SUCHECKI
      20 CHURCH STREET
      HARTFORD, CT  06103
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
---------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         98.99%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL PRIME MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
---------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         26.94%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
---------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.96%
      26 BROADWAY
      NEW YORK, NY  10004-1703
---------------------------------------------------------------------------------------------------------------------


                                     -116-

---------------------------------------------------------------------------------------------------------------------
      BOB & CO.                                                                                   36.84%
      TREASURY
      ATTN:  A.J. FERULLO
      100 FEDERAL STREET
      #01-13-07
      BOSTON, MA  02110-1802
---------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
---------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         41.60%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
---------------------------------------------------------------------------------------------------------------------
      U.S. CLEARING A DIVISION OF FLEET SECURITIES,
      INC.                                                                                        19.23%
      26 BROADWAY
      NEW YORK, NY  10004-1703
---------------------------------------------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         46.77%
      P.O. BOX 92800
      ROCHESTER, NY  14692-8900

--------------------------------------------------------------------------------------------------------------------
      WILLIAM L. BUCKNALL                                                                          5.22%
      NORMA LEE BUCKNALL
      5 OAK RIDGE DR.
      BETHANY, CT  06524-3117
--------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 66.27
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------


                                     -117-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 21.61%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  9.97%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 66.89%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 18.43%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 14.44%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             44.83%
      FBO# 104-32732-16
      HILDA BRANDT
      ROLAND PARK PLACE
      830 W. 40TH STREET, APT. 359
      BALTIMORE, MD 21211-2176
--------------------------------------------------------------------------------------------------------------------


                                     -118-

--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             23.40%
      FBO# 114-97238-17
      SARA MALLOW
      6415 NW 24TH STREET
      BOCA RATON, FL 33434-4320
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              7.79%
      FBO# 120-97689-18
      YOOK Y DOO
      46-34 ROBINSON ST.
      FLUSHING, NY 11355-3445
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.16%
      FBO# 021-90471-15
      MABEL L BOWMAN
      35634 MEYERS CT.
      FREMONT, CA 94536-2540
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.64%
      FBO# 237-97013-17
      YALE HIRSHBERG
      48 LAURELWOOD DRIVE
      WEBSTER, MA 01570-3441
--------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             18.96%
      FBO# 111-98315-17
      THOMAS J BERNFELD
      185 WEST END AVENUE, APT. 21D
      NEW YORK, NY 10023-5548
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             12.25%
      FBO# 166-31108-13
      FRANK CATANHO, TRUSTEE OF THE FRANK CATANHO
      1996 TRUST DATED 10/22/96
      24297 MISSION BLVD.
      HAYWARD, CA 94544-1020
---------------------------------------------------------------------------------------------------------------------


                                     -119-

---------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             11.89%
      FBO# 024-90318-16
      LYNN C. SHERRIE
      P.O. BOX 316
      WILSON, NY 14172-0316
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             10.26%
      FBO# 221-00085-18
      WALTER M. SWIECICKI &
      CATHLEEN SWIECICKI JT WROS
      119 OLD BEEKMAN ROAD
      MONMOUTH JUNCTION, NJ 08852-3114
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              5.63%
      FBO# 244-90004-19
      W P FLEMING
      66500 E 253RD
      GROVE, OK 74344-6163
--------------------------------------------------------------------------------------------------------------------
      US CLEARING CORP.                                                                            6.32%
      FBO 131-98122-18
      ELAINE B. ODESSA
      9 NEWMAN ROAD
      PAWTUCKET, RI 02860-6183
--------------------------------------------------------------------------------------------------------------------
GROWTH FUND II
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 21.66%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  8.33%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------


                                     -120-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 69.60%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES                                                  13.49%
      FBO 245-94671-10
      ELLIOT ENTNER
      16 PAUL REVERE ROAD
      SHARON, MA  02067-2213
--------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              8.49%
      FBO 979-00486-16
      JOSEPH PAPAI JR.
      918 LEE AVENUE
      NORTH BRUNSWICK, NJ  08902-2351
--------------------------------------------------------------------------------------------------------------------
      FLEET BANK NA                                                                                6.39%
      CUST OF THE ROLLOVER IRA
      FBO JUAN ROSAI
      25 CRESTVIEW DR.
      NORTH HAVEN, CT  06473
--------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 51.78%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 35.50%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------


                                     -121-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 12.40%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 29.72%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 28.68%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 38.66%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      CHARLES SCHWAB & CO. INC.                                                                   10.64%
      SPECIAL CUSTODY ACCT. FOR EXCLUSIVE OF
      CUSTOMERS
      ATTN: MUTUAL FUNDS
      101 MONTGOMERY ST.
      SAN FRANCISCO, CA 94104-4122
--------------------------------------------------------------------------------------------------------------------
      JOHN F. KENNEDY CENTER FOR THE PERFORMING ARTS                                               7.03%
      NON PROFIT 501 CC1C31 TRUST CREATED BY ACT OF
      CONGRESS
      72 STRP 1698DC
      2700 "F" STREET N.W.
      WASHINGTON, DC 20566
--------------------------------------------------------------------------------------------------------------------


                                     -122-

--------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             80.62%
      FBO 125-98055-11
      ALBERT F TWANMO
      6508 81ST ST.
      CABIN JOHN, MD 20818-1203
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             14.83%
      FBO 136-99157-13
      JON-PAUL DADAIAN
      178 CLARKEN DRIVE
      WEST ORANGE, NJ 07052-3441
--------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             72.76%
      FBO# 102-59241-17
      CHURCH & FRIARY OF ST. FRANCIS OF ASSISI
      C/O FR. RONALD P STARK OFM
      135 WEST 31ST ST.
      NEW YORK, NY 10001-3405
--------------------------------------------------------------------------------------------------------------------
      BKB SHARES
--------------------------------------------------------------------------------------------------------------------
      NATIONAL FINANCIAL SERVICES CORP                                                            13.67%
       FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
      P.O. BOX 3908
      CHURCH STREET STATION
      NEW YORK, NY -10008-3908
--------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 55.05%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------


                                     -123-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 39.88%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             36.51%
      FBO# 160-27022-17
      LINDA SHAW, TRUSTEE FOR THE LINDA J SHAW
      TRUST
      920 MEADOWS ROAD
      GENEVA, IL 60134-3052
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             29.52%
      FBO# 113-27816-16
      PAMELA M FEIN
      68 OAK RIDGE DRIVE
      BETHANY, CT 06524-3118
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             24.69%
      FBO# 175-97327-10
      MARGARET ANN GILLENWATER
      2525 E PRINCE ROAD #23
      TUCSON, AZ 85716-1146
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.42%
      FBO#103-80060-19
      SAINT CLARE SCHOOL ENDOWMENT FUND
      ATTN: FR, O'SHEA/ANDREW J HOUVOURAS
      &/OR BRUCE BLATMAN
      821 PROSPERITY FARMS ROAD
      NO PALM BEACH, FL 33408-4299
--------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             29.49%
      FBO# 147-97497-13
      MARTIN ALLEN SANTE
      8858 MOANALUA WAY
      DIAMONDHEAD, MS 39525
--------------------------------------------------------------------------------------------------------------------


                                     -124-

--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             19.45%
      FBO# 103-31744-16
      IRWIN LUFTIG & ELAINE LUFTIG
      6119 BEAR CREEK CT
      LAKE WORTH, FL 33467-6812
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             16.54%
      FBO# 148-28677-18
      LINDA M. BERKE & MICHAEL E. BERKE JT TEN
      30941 WESTWOOD ROAD
      FARMINGTON HILLS, MI 48331-1466
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             16.14%
      FBO# 147-29019-15
      WALTER W QUAN
      2617 SKYLINE DRIVE
      LORAIN, OH 44053-2243
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.18%
      FBO# 013-90166-12
      FLORENCE G. ST. ONGE
      34 CEDAR LANE
      WARREN, RI 02885-2236
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              5.94%
      FBO# 108-00116-10
      MICHAEL KENNEDY & CARLEEN KENNEDY JT WROS
      12 WALTON AVENUE
      LOCUST VALLEY, NY 11560-1227
--------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 91.82%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------


                                     -125-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  6.75%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             33.56%
      FBO# 114-97238-17
      SARA MALLOW
      6415 NW 24TH STREET
      BOCA RATON, FL 33434-4320
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             21.92%
      FBO# 175-97327-10
      MARGARET ANN GILLENWATER
      2525 E PRINCE ROAD #23
      TUCSON, AZ 85716-1146
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             11.19%
      FBO 170-29789-15
      NICHOLAS G. ROSELLI & NICHOLAS A. ROSELLI JT
      WROS
      315 SOUTHAMPTON ROAD
      WESTFIELD, MA 01085-1360
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             14.95%
      FBO 194-97099-17
      JAMES KENNETH WINTER
      2523 GREENRIDGE DR.
      BELDEN, MS  08826-9530
--------------------------------------------------------------------------------------------------------------------
      US CLEARING CORP                                                                             5.20%
      FBO# 155-98529-16
      FREDERICK B GALT
      144 JAY STREET
      ALBANY, NY 12210-1806
--------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
--------------------------------------------------------------------------------------------------------------------


                                     -126-

--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             10.89%
      FBO# 138-97818-14
      CAROL Y FOSTER
      524 MARIE AVENUE
      BLOUNTSTOWN, FL 32424-1218
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             10.40%
      FBO# 102-92974-11
      ANN E HERZOG
      74 TACOMA STREET
      STATEN ISLAND, NY 10304-4222
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.93%
      FBO# 166-98559-16
      ANN P SARGENT
      422 LOS ENCINOS AVENUE
      SAN JOSE, CA 95134-1336
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.72%
      FBO# 166-97970-19
      ALICIA E SCHOBER
      10139 RIDGEWAY DRIVE
      CUPERTINO, CA 95014-2658
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.17%
      FBO# 194-14889-16
      PAUL R THORNTON & KARIN Z THORNTON JT TEN
      1207 OAK GLEN LANE
      SUGAR LAND, TX 77479-6175
--------------------------------------------------------------------------------------------------------------------
      US CLEARING CORP                                                                             5.13%
      FBD# 013-00189-14
      DAVID PAQUIN & SUSAN PAQUIN
      ATTN: PAUL D NUNES VP
      JT TEN
      100 WESTMINISTER ST.,
      RI/MO/F02G
      PROVIDENCE, RI 02903-2318
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------


                                     -127-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 61.06%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 28.43%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  9.41%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 44.22%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 36.84%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 18.76%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
--------------------------------------------------------------------------------------------------------------------


                                     -128-


--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             30.37%
      FBO# 104-32732-16
      HILDA BRANDT
      ROLAND PARK PLACE
      830 W. 40TH, APT. 359
      BALTIMORE, MD 21211-2176
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             19.14%
      FBO# 150-98301-11
      N CLIFFORD NELSON JR
      58 MIDDLEBURY ROAD
      ORCHARD PARK, NY 14127-3581
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             19.00%
      FBO# 102-60254-19
      FREDERICK W GEISSINGER
      601 NW 2ND STREET
      EVANSVILLE, IN 47708-1013
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             12.75%
      FBO# 103-97564-14
      THOMAS X MCKENNA
      170 TURTLE CREEK DRIVE
      TEQUESTA, FL 33469-1547
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              9.35%
      FBO# 103-31296-18
      EDWARD U RODDY III
      109 ANGLER AVENUE
      PALM BEACH, FL 33480-3101
--------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             13.65%
      FBO# 111-98315-17
      THOMAS J BERNFELD
      185 WEST END AVENUE, APT. 21D
      NEW YORK, NY 10023-5548
--------------------------------------------------------------------------------------------------------------------


                                     -129-

--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                               11.98%
      FBO# 162-27769-10
      GILBERT SHUE & EVA SHUE TRUSTEES
      SHUE FAMILY TRUST - DTD
      11/8/84
      10119 RIVERSIDE DR.
      ONTARIO, CA  91761-7814
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              9.25%
      FBO# 107-30623-15
      ANDREJS ZVEJNIEKS
      2337 CHRISTOPHER WALK
      ATLANTA, GA 30327-1110
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              7.20%
      FBO# 80-98472-11
      RUFUS O. EDDINS, JR.
      360 DOMINION CIRCLE
      KNOXVILLE, TN 37922-2750
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.91%
      FBO# 221-97250-13
      MICHEAL A VESCHI
      106 EXMOOR COURT
      LEESBURG, VA 20176-2049
--------------------------------------------------------------------------------------------------------------------
      STRATEGIC EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 94.27%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  5.18%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
--------------------------------------------------------------------------------------------------------------------


                                     -130-

--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              5.90%
      FBO #978-12453-12
      VIOLET K. SAIDNEHR
      260 MIDDLE NECK ROAD
      GREAT NECK, NY  11021-1175
--------------------------------------------------------------------------------------------------------------------
PAN-ASIA FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      FIM FUNDING, INC.                                                                          100.00%
      ATTN: RICHARD JOSEPH
      75 STATE STREET
      5TH FLOOR
      MAILSTOP: MA DE 10404G
      BOSTON, MA 02109
--------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      ANTHONY P VERICCO                                                                           16.43%
      & ANTONIA VERICCO JT WROS
      32 SUSAN DRIVE
      SAUGUS, MA 01906
--------------------------------------------------------------------------------------------------------------------
      JOHN J MANCINI                                                                              34.40%
      ANTHONY MANCINI JT TEN
      114 ALPINE ROAD
      PORTLAND, ME 04103-2804
--------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
--------------------------------------------------------------------------------------------------------------------
      JOHN M. SORENSON                                                                             7.10%
      GLORIA D. SORENSON JT WROS
      3320 PLANTATION DRIVE, #3
      VELDOSTA, GA 316051068
--------------------------------------------------------------------------------------------------------------------
      JOHN C FRAVEL & HELEN A FRAVEL JT WROS                                                       6.96%
      17 ARROWHEAD FARM ROAD
      BOXFORD, MA 01921-2643
--------------------------------------------------------------------------------------------------------------------
      DAVE STRIPLIN & KRISTIN STRIPLIN JT WROS                                                    14.27%
      MUTUAL FUND PAYROLL DEDUCTION PROGRAM
      1705 VISTA DEL MONTE
      AUBURN, CA 95603-6104
--------------------------------------------------------------------------------------------------------------------


                                     -131-

--------------------------------------------------------------------------------------------------------------------
      DWIGHT R. PIERCE & STEPHANIE K. PIERCE JT
      WROS                                                                                         5.50%
      125 EVERGREEN STREET
      DUXBURY, NA 02332
--------------------------------------------------------------------------------------------------------------------
      FLEET BANK, NA                                                                              52.79%
      CUST OF THE ROLLOVER IRA
      FBO BEN V. PHAN
      120 STOUGHTON STREET
      DORCHESTER, MA 02125-1900
--------------------------------------------------------------------------------------------------------------------
      FIM FUNDING, INC.                                                                            9.34%
      ATTN: RICHARD JOSEPH
      75 STATE STREET, 5TH FLOOR
      MAILSTOP: MA DE 10404G
      BOSTON, MA 02109
--------------------------------------------------------------------------------------------------------------------
      US CLEARING CORP                                                                             9.81%
      FBO# 245-01434-13
      ANTHONY M. SAVOY
      103 OAK STREET
      INDIAN ORCHARD, MA 01151-1538
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             22.38%
      FBO #245-94856-17
      DANIEL COLEHI
      465 LEXINGTON STREET
      WALTHAM, MA 02452
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              5.64%
      FBO #245-00907-13
      ANDREW MONTZOLIS
      40 FOX RUN ROAD
      WATERBURY, CT 06708-2137
--------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
--------------------------------------------------------------------------------------------------------------------
      FIM FUNDING, INC.                                                                           99.61%
      ATTN: RICHARD JOSEPH
      75 STATE STREET
      5TH FLOOR
      MAILSTOP: MA DE 10404G
      BOSTON, MA 02109
--------------------------------------------------------------------------------------------------------------------


                                     -132-

--------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
--------------------------------------------------------------------------------------------------------------------
      FIM FUNDING, INC.                                                                           99.61%
      ATTN: RICHARD JOSEPH
      75 STATE STREET
      5TH FLOOR
      MAILSTOP: MA DE 10404G
      BOSTON, MA 02109
--------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 64.35%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS  UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 21.34%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 14.05%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 1648-0001
--------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
--------------------------------------------------------------------------------------------------------------------
      ADRIANA VITA                                                                                 5.15%
      345 PARK AVE.
      NEW YORK, NY 10154
--------------------------------------------------------------------------------------------------------------------


                                     -133-

--------------------------------------------------------------------------------------------------------------------
      FLEET BANK, NA                                                                               8.85%
      CUST OF THE ROLLOVER IRA
      FBO JOEL J CORRIVEAU, SR.
      28 LOUISE AVE.
      METHUEN, MA 01844
--------------------------------------------------------------------------------------------------------------------
      BKB SHARES
--------------------------------------------------------------------------------------------------------------------
      BOOTT MILLS                                                                                  8.04%
      C/O RICHARD D LEGGAT
      25TH FLOOR
      150 FEDERAL STREET
      BOSTON, MA 02110-1745
--------------------------------------------------------------------------------------------------------------------
      PIPE FITTERS LOCAL 537                                                                       8.55%
      HEALTH & WELFARE FUND
      35 TRAVIS STREET #1
      ALLSTON, MA 02134-1251
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 32.89%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 17.32%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 49.37%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------


                                     -134-

--------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             19.59%
      FBO# 103-30971-12
      DORIS G SCHACK
      FBO - DORIS G SCHACK
      LIVING TRUST
      9161 EAST EVANS
      SCOTTSDALE, AZ 85260-7575
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             54.39%
      FBO# 132-90090-11
      VIRGINIA HOLMES
      303 BELLA VISTA DRIVE
      ITHACA, NY 14850-5774
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              8.97%
      FBO# 013-02964-11
      JANE L GRAYHURST
      770 BOYLSTON ST., APT 10G
      BOSTON, MA 02199-7709
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             16.89%
      FBO# 132-47141-10
      VIRGINIA A HOLMES
      303 BELLA VISTA DRIVE
      ITHACA, NY 14850-5774
--------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             32.42%
      FBO# 200-70099-19
      NEIL C FELDMAN
      41 WINDHAM WAY
      ENGLISHTOWN, NJ 07726-8216
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF                                                                   13.08%
      FLEET SECURITIES INC.
      FBO# 119-97697-10
      IRA ZORNBERG
      4219 NAUTILUS AVENUE
      BROOKLYN, NY 11224-1019
--------------------------------------------------------------------------------------------------------------------


                                     -135-

--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             12.50%
      FBO# 147-24459-13
      JAY ROBERT KLEIN
      26800 AMHEARST CIRCLE
      #209
      CLEVELAND, OH 44122-7572
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             13.09%
      FBO# 230-02116-18
      MARJORIE DION
      301 RAIMOND STREET
      YAPHANK, NY 11980-9725
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              8.34%
      FBO# 157-98031-13
      PATRICIA FUSCO
      112 E. CHAPEL AVENUE
      CHERRY HILL, NJ 08034-1204
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.18%
      FBO# 238-97175-19
      MARIE GOTTFRIED
      10208 ANDOVER COACH
      CIRCLE H-2
      LAKE WORTH, FL 33467-8158
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 31.92%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 55.48%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------


                                     -136-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 12.01%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
--------------------------------------------------------------------------------------------------------------------
      CHELSEA POLICE RELIEF ASSOC.                                                                14.47%
      JOHN R. PHILLIPS TREAS.
      & MICHAEL MCCONA CLERK
      180 CRESCENT AVENUE
      CHELSEA, MA 02150-3017
--------------------------------------------------------------------------------------------------------------------
      JOSUE COLON CUST                                                                             8.40%
      HAZEL COLON UGMA CT
      400 LASALLE ST.
      NEW BRITAN, CT 06051-1315
--------------------------------------------------------------------------------------------------------------------
      ELIZABETH MUGAR                                                                              7.73%
      10 CHESTNUT ST.
      APT. 1808
      SPRINGFIELD, MA 01103-1709
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              5.64%
      FBO #979-99169-12
      ANDREW CRILL
      31 BEDLE STREET
      BELLE MEAD, NJ 08501
--------------------------------------------------------------------------------------------------------------------
      TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 38.56%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------


                                     -137-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 24.78%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 36.34%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              9.73%
      FBO #979-14339-16
      CHARLES DAGRACA & BARBARA
      DAGRACA
      JT TEN
      20 WILLIAM PENN RD.
      WARREN, NJ 07059
--------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
--------------------------------------------------------------------------------------------------------------------
      SYLVIA FENDLER                                                                              11.63%
      72 BRINKERHOFF AVE.
      STAMFORD, CT 06905
--------------------------------------------------------------------------------------------------------------------
      FRANCES E STADY                                                                              5.98%
      P.O. BOX 433
      3176 MAIN ST.
      YORKSHIRE, NY 14173-0433
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF                                                                    5.18%
      FLEET SECURITIES INC.
      FBO# 978-02869-11
      CAROL GUY & ALI E GUY
      14 THOMAS ST.
      SCARSDALE, NY 10583-1031
--------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------


                                     -138-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  6.02%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 91.71%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      LYNNE P ELDRIDGE REV. LIVING TRUST                                                          99.26%
      LYNNE P ELDRIDGE TRUSTEE
      U/T/A DATED 2/24/00
      12 TIDES END LANE
      PO BOX 576
      EAST ORLEANS, MA 02643-0576
--------------------------------------------------------------------------------------------------------------------
      BKB SHARES
--------------------------------------------------------------------------------------------------------------------
      CHARLES SCHWAB & CO.                                                                        33.97%
      ATTN: MUTUAL FUNDS
      101 MONTGOMERY STREET
      SAN FRANCISCO, CA 94104-4122
--------------------------------------------------------------------------------------------------------------------
      RICHARD F MESSING                                                                            5.43%
      3310 SOUTH OCEAN BLVD.
      APT. 532
      HIGHLAND BEACH, FL 33487
--------------------------------------------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 73.56%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------


                                     -139-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 26.23%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      THEODORE KONSTANTINO                                                                        10.72%
      JEAN N. KONSTANTINO JT WROS
      49 SHORE RD.
      CLINTON, CT 06413-2363
--------------------------------------------------------------------------------------------------------------------
CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 93.42%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      N. TERRY MUNGER REV TRUST                                                                    7.12%
      N. TERRY MUNGER TTEE
      U/A D/D 11/01/98
      121 PORTER HILL ROAD
      MIDDLEBURY, CT 06762
--------------------------------------------------------------------------------------------------------------------
      ELIZABETH C. SMITH TRUST AGENCY                                                             80.12%
      U/T/A DTD 11-01-1998
      354 POMPERAUL WOODS
      SOUTHBURY, CT 06488
--------------------------------------------------------------------------------------------------------------------
      MCGRATH FAMILY LIVING TRUST                                                                  7.26%
      GEORGE MCGRATH TRUSTEE
      35 RIDGEWOOD ROAD
      MERIDEN, CT 06450-4459
--------------------------------------------------------------------------------------------------------------------
      BKB SHARES
--------------------------------------------------------------------------------------------------------------------


                                     -140-

--------------------------------------------------------------------------------------------------------------------
      CHARLES SCHWAB & CO.                                                                        25.12%
      ATTN: MUTUAL FUNDS
      101 MONTGOMERY STREET
      SAN FRANCISCO, CA 94104-4122
--------------------------------------------------------------------------------------------------------------------
      KELLY F. SHACKLEFORD                                                                        5.89%
      P. O. BOX 672
      NEW CANAAN, CT 06840-0672
--------------------------------------------------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 89.13%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  9.83%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
--------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 43.30%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 54.37%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
FUND
--------------------------------------------------------------------------------------------------------------------


                                     -141-

      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 83.71%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 15.76%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      EDWARD S. KONDI &                                                                           17.81%
      WENJA S. KONDI JT WROS
      501 LEXINGTON ST.
      UNIT 1
      WALTHAM, MA  02462
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             35.47%
      WILLIAM J. TEDOLDI & BETSY M. TEDOLDI JT WROS
      68 HIGH ST.
      NEEDHAM, MA  02492
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             17.38%
      FBO# 245-00100-00
      MARC P. HAYES & HELEN HAYES JTTEN
      52 PHILLIP FARM RD.
      MARSHFIELD, MA  02050
--------------------------------------------------------------------------------------------------------------------
      ANTHONY E. HOWES                                                                             5.63%
      51 WAYSIDE INN ROAD
      FRAMINGHAM, MA 01701
--------------------------------------------------------------------------------------------------------------------
      YARON TCHWELLA                                                                               5.76%
      8 VINE STREET
      NEWTON, MA 02467
--------------------------------------------------------------------------------------------------------------------
      CORPORATE BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------


                                     -142-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 37.62%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 34.87%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 21.07%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
RHODE ISLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 90.09%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  9.53%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 34.15%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------


                                     -143-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 24.83%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      JAMES R MCCULLOCH                                                                            7.36%
      C/O MICROFIBRE
      P.O. BOX 1208
      PAWTUCKET, RI 02862-1208
--------------------------------------------------------------------------------------------------------------------
      BKB SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              9.30%
      FBO# 245-26616-10
      PENN & CURREN MATERIALS
      75 PENNSYLVANIA AVENUE
      WARWICK, RI  02888-3028
--------------------------------------------------------------------------------------------------------------------
      CHARLES SCHWAB & CO.                                                                         8.23%
      ATTN:  MUTUAL FUNDS
      101 MONTGOMERY STREET
      SAN FRANCISCO, CA  94104-4122
--------------------------------------------------------------------------------------------------------------------
      JOHN J ALMEDIA TR                                                                            5.30%
      JOHN J ALMEDIA REVOCABLE TRUST
      U/A DATED MAY 15, 1997
      517 PLEASANT STREET
      PAWTUCKET, RI 02860-5725
--------------------------------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 63.63%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------


                                     -144-

--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 30.67%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  5.65%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      MARILYN J BRANTLEY                                                                          13.47%
      5954 VAN ALLEN ROAD
      BELFAST, NY 14711-8750
--------------------------------------------------------------------------------------------------------------------
      NEW JERSEY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 53.09%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 46.35%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
--------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
--------------------------------------------------------------------------------------------------------------------
      US CLEARING CORP                                                                             8.96%
      FBO #979-14430-14
      JOHN R. WRIGHT & MARIA N. WRIGHT JT TEN
      118 WOODLAND ROAD
      MONTVALE, NJ 07645
--------------------------------------------------------------------------------------------------------------------


                                     -145-

--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              12.93%
      FBO 979-08676-19
      GEORGE L. GUTIERREZ & NEREIDA GUTIERREZ
      8 OLD FARM ROAD
      SADDLE RIVER, NJ  07458-3106
--------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             40.70%
      FBO 979-10688-11
      JOHN J. DELUCCA
      314 ARDMORE ROAD
      HO HO KUS, NJ  07423-1110
--------------------------------------------------------------------------------------------------------------------
      US CLEARING CORP                                                                             39.53%
      FBO #979-14430-14
      JOHN R. WRIGHT & MARIA N. WRIGHT JT TEN
      118 WOODLAND ROAD
      MONTVALE, NJ 07645
--------------------------------------------------------------------------------------------------------------------
      PRIME RESERVES
--------------------------------------------------------------------------------------------------------------------
      U.S. CLEARING                                                                              100.00%
      26 BROADWAY
      NEW YORK, NY  10004-1703
--------------------------------------------------------------------------------------------------------------------
      GOVERNMENT RESERVES
--------------------------------------------------------------------------------------------------------------------
      U.S. CLEARING                                                                              100.00%
      26 BROADWAY
      NEW YORK, NY  10004-1703
--------------------------------------------------------------------------------------------------------------------
      TAX-EXEMPT RESERVES
--------------------------------------------------------------------------------------------------------------------
      U.S. CLEARING                                                                              100.00%
      26 BROADWAY
      NEW YORK, NY  10004-1703
--------------------------------------------------------------------------------------------------------------------
     AS OF DECEMBER 12, 2000, THE NAME, ADDRESS AND PERCENTAGE OWNERSHIP OF THE
ENTITIES OR PERSONS THAT HELD BENEFICIALLY MORE THAN 5% OF THE OUTSTANDING TRUST
SHARES OF EACH OF GALAXY'S INVESTMENT PORTFOLIOS WERE AS FOLLOWS:
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------


                                     -146-

--------------------------------------------------------------------------------------------------------------------
      STABLE ASSET FUND                                                                           12.59%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------------------------------------------------------------------------------------------------------
      MURPHY JOHN DAVIS TRUA                                                                       6.46%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY FUND
--------------------------------------------------------------------------------------------------------------------
      LORING WALCOTT CLIENT SWEEP ACCT.                                                           40.34%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
--------------------------------------------------------------------------------------------------------------------
      LEVITON MFG CO RET SAV PLAN                                                                  6.52%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
      FLEET SAVINGS PLUS-EQUITY GROWTH                                                            23.46%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      NUSCO RETIREE HEALTH VEBA TRUST                                                              6.61%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------------------


                                     -147-

--------------------------------------------------------------------------------------------------------------------
      FLEET SAVINGS PLUS-INTL EQUITY                                                               8.67%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY  14638
--------------------------------------------------------------------------------------------------------------------
      FFG INTERNATIONAL EQUITY FUND                                                                7.26%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
STRATEGIC EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
      FFG RETIREMENT & PENSION VDG                                                                90.54%
      C/O FLEET FINANCIAL GROUP
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------------------------------------------
      FLEET SAVINGS PLUS PLAN-HQ BOND                                                             12.47%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      SHORT TERM BOND FUND                                                                         8.87%
      BROWN SHOE CO.
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------
      FLEET SAVINGS PLUS-ASSET ALLOCATION                                                         31.68%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY EQUITY FUND
--------------------------------------------------------------------------------------------------------------------


                                     -148-

--------------------------------------------------------------------------------------------------------------------
      FLEET SAVINGS PLUS-SMALL COMPANY                                                            36.89%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------------------
      NUSCO RETIREE HEALTH VEBA TRUST                                                             37.50%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
      WINNIFRED M PURDY                                                                            7.69%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      JOHN H. DUERDEN IMA                                                                          6.76%
      C/O NORSTAR TRUST CO.
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY  14638
--------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
--------------------------------------------------------------------------------------------------------------------
      COLE HERSEE PENSION PLAN                                                                     7.33%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------
      FLEET SAVINGS PLUS-GRTH INCOME                                                              38.42%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------


                                     -149-

--------------------------------------------------------------------------------------------------------------------
      FFG EMP RET MISC ASSETS SNC                                                                 23.34%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      CVS INC 401K P/S PLN SCV                                                                     7.49%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      CVS INC 401K P/S PLN AGGRESSIVE                                                              5.31%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------
      INS CORP. OF NEW YORK                                                                        6.14%
      LIAB. MATCH PORT
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
--------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
      PERILLO TOURS                                                                               19.30%
      C/O NORSTAR TRUST CO/GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      ROYAL CHAMBORD IMA                                                                           9.65%
      C/O NORSTAR TRUST CO/GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      MCKEE WENDELL A. MARITAL TRUST                                                               9.58%
      C/O NORSTAR TRUST CO/GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------


                                     -150-

--------------------------------------------------------------------------------------------------------------------
      DOROTHY L. NELSON                                                                            6.46%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
      ROBERT LAWRENCE JR.                                                                          5.47%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
--------------------------------------------------------------------------------------------------------------------
RHODE ISLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
      CP PRITCHARD TR GST NON-EXEMPT                                                              13.16%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------
      TR2 FOR HELEN DANFORTH                                                                      14.42%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
--------------------------------------------------------------------------------------------------------------------
CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
      GAIL MUNGER SUCC TTEE T.P. PARKES TR                                                        10.70%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
--------------------------------------------------------------------------------------------------------------------
      M.G./MICHAEL SENDZIMIR                                                                       5.44%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
--------------------------------------------------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------


                                     -151-

--------------------------------------------------------------------------------------------------------------------
      C. PRITCHARD TR B SH LP HESS                                                                 6.51%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
--------------------------------------------------------------------------------------------------------------------
      WILLIAM M. WOOD TRUST                                                                        6.22%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
--------------------------------------------------------------------------------------------------------------------
      CHARLES G. BANCROFT TR U/WILL                                                                5.72%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
--------------------------------------------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2000 ______________ with the SEC. The financial statements contained in such Annual Report are _____________ this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal year ended October 31, 2000 have been audited by Galaxy's independent auditors, _________________, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been ________________________________ in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements and Financial Highlights included in the Annual Report for the Funds for periods prior to October 31, 1999 were audited by Galaxy's former independent auditors.

     The Annual Report to Shareholders with respect to the Predecessor Funds for the fiscal year ended May 31,2000 has been filed with the SEC. The financial statements contained in such Annual Report are _______________ into this Statement of Additional Information. No other parts of the Annual Report to Shareholders are incorporated by reference herein. The financial statements and financial highlights for the Predecessor Funds included in such Annual Report to Shareholders have been audited by the Predecessor Funds' independent accountants, _________________________, whose report thereon also appears in such Annual Report and is also incorporated by reference. The financial statements in such Annual report have been ____________________ in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS:

     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

NOTES TO FITCH LONG-TERM AND SHORT-TERM RATINGS:

     - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" and "F1" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     - `NR' indicates the Fitch does not rate the issuer or issue in question.

     - `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     - RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

                                   APPENDIX B

     As stated above, the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MUNICIPAL BOND INDEX FUTURES CONTRACTS

     A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient.

The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     The Funds will sell index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     Closing out a futures contract sale prior to the settlement date may be effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

     Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                                                 Current Price
                                                                                                 (points and
                                                                                Maturity        thirty-seconds
Issue                            Coupon                  Issue Date                Date           of a Point)
-------------------------------------------------------------------           ------------------------------------
Ohio HFA                         9 3/8                    5/05/83                5/1/13           94-2
NYS Power                        9 3/4                    5/24/83                1/1/17           102-0
San Diego, CA IDR                10                       6/07/83                6/1/18           100-14
Muscatine, IA Elec               10 5/8                   8/24/83                1/1/08           103-16
Mass Health & Ed                 10                       9/23/83                7/1/16           100-12

         The current value of the portfolio is $5,003,750.

         To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

         On March 23, the bonds in the portfolio have the following values:

                           Ohio HFA                  81-28
                           NYS Power                 98-26
                           San Diego, CA IDB         98-11
                           Muscatine, IA Elec        99-24
                           Mass Health & Ed          97-18

         The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

         The following table provides a summary of transactions and the results of the hedge.

                              CASH MARKET                      FUTURES MARKET
                              -----------                      --------------
         February 2           $5,003,750 long posi-            Sell 50 Municipal Bond
                              tion in municipal                futures contracts at
                              bonds                            86-09

         March 23             $4,873,438 long posi-            Buy 50 Municipal Bond
                              tion in municipal                futures contracts at
                              Bonds                            83-27
                              --------------------------       -----------------------------

                              $130,312 Loss                    $121,875 Gain

         While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

         The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III.     MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION

_______________, 2001

GALAXY INSTITUTIONAL MONEY MARKET FUND
GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND

CLASS II SHARES AND CLASS III SHARES

         This Statement of Additional Information is not a prospectus. It relates to the prospectus for Class II Shares of the Funds dated _______, 2000 and the prospectus for Class III Shares of the Funds dated _______________, 2001, as they may be supplemented or revised from time to time (the "Prospectus"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 2000, may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)


         The Funds' audited financial statements and the report thereon of _________________, the Funds' independent auditors, included in their Annual Report to Shareholders dated October 31, 2000, are ____________________________
this Statement of Additional Information. No other parts of the Funds' Annual Report to Shareholders are incorporated herein. The Predecessor Funds' audited financial statement and the report thereon of __________, the Predecessors Funds' independent accountants, included in their Annual Report to Shareholders dated May 31, 2000 are _________ into this statement of Additional Information. No other parts of the Predecessor Funds' Annual Report to Shareholders are incorporated herein.

                                TABLE OF CONTENTS
                                                                           PAGE

GENERAL INFORMATION..........................................................1
DESCRIPTION OF GALAXY AND ITS SHARES.........................................2
INVESTMENT STRATEGIES, POLICIES AND RISKS....................................4
         Institutional Money Market Fund.....................................4
         Institutional Treasury Money Market Fund............................5
         Other Investment Policies and Risk Considerations...................5
         Ratings ............................................................5
         U.S. Government Obligations and Money Market Instruments............6
         Variable and Floating Rate Obligations..............................7
         Municipal Securities................................................8
         Stand-by Commitments...............................................11
         Private Activity Bonds.............................................12
         Custodial Receipts and Certificates of Participation...............12
         Repurchase and Reverse Repurchase Agreements.......................13
         Securities Lending.................................................13
         Investment Company Securities......................................14
         Asset-Backed Securities............................................14
         Mortgage-Backed Securities.........................................15
         Convertible Securities.............................................16
         When-Issued Purchases and Forward Commitment Transactions..........16
         Guaranteed Investment Contracts....................................17
         Loan Participations................................................18
         Strips.............................................................18
         Zero Coupon Securities.............................................18
         Portfolio Securities Generally.....................................18
         Portfolio Turnover.................................................19
INVESTMENT LIMITATIONS......................................................19
         Non-Fundamental Policies...........................................22
VALUATION OF PORTFOLIO SECURITIES...........................................23
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................24
         Purchases of Class II Shares and Class III Shares of the Funds.....24
         Other Purchase Information.........................................25
         Redemptions........................................................25
TAXES ......................................................................26
         In General.........................................................26
         State and Local....................................................27
         Miscellaneous......................................................27
TRUSTEES AND OFFICERS.......................................................28
         Shareholder and Trustee Liability..................................31
INVESTMENT ADVISER..........................................................32
ADMINISTRATOR...............................................................33
CUSTODIAN AND TRANSFER AGENT................................................34
EXPENSES....................................................................35

PORTFOLIO TRANSACTIONS......................................................36
SHAREHOLDER SERVICES PLANS..................................................37
DISTRIBUTOR.................................................................38
AUDITORS....................................................................39
COUNSEL.....................................................................39
CODES OF ETHICS.............................................................39
PERFORMANCE AND YIELD INFORMATION...........................................39
         Performance Reporting..............................................40
MISCELLANEOUS...............................................................41
FINANCIAL STATEMENTS........................................................82
APPENDIX A.................................................................A-1

                               GENERAL INFORMATION

         This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Class II Shares and Class III Shares of the Institutional Money Market and Institutional Treasury Money Market Funds (the "Funds"). The Funds also offer Class I Shares, which are described in a separate prospectus and related statement of additional information. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. No investment in shares of the Funds should be made without reading a Prospectus.

         The Funds commenced operations as separate portfolios (each a "Predecessor Fund," and collectively, the "Predecessor Funds") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of The Galaxy Fund (the "Reorganization"). Prior to the Reorganization, the Predecessor Funds offered and sold one class of shares. In connection with the Reorganization, shareholders of the Predecessor Funds exchanged their shares for Class I Shares of the Funds.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in thirty-seven investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund and Florida Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class FF Shares (Class I Shares), Class FF - Special Series 1 Shares (Class II Shares) and Class FF - Special Series 2 Shares (Class III Shares), representing interests in the Institutional Money Market Fund; and Class GG Shares (Class I Shares), Class GG - Special Series 1 Shares (Class II Shares) and Class GG - Special Series 2 Shares (Class III Shares), representing interests in the Institutional Treasury Money Market Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Class I Shares, Class II Shares and Class III Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any shareholder servicing plan applicable to such series. For example, as described below, holders of Class II Shares and Class III Shares will bear the expenses of the

Shareholder Services Plan for Class II Shares and Class III Shares applicable to such Class. In addition, each series may incur differing transfer agency fees. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" below.

         In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any shareholder servicing plan applicable to such series.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any shareholder servicing plan for such series (e.g., only Class II Shares and Class III Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Class II Shares and Class III Shares). Further, shareholders of both Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS


         Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectuses may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

INSTITUTIONAL MONEY MARKET FUND

         Instruments in which the Institutional Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

INSTITUTIONAL TREASURY MONEY MARKET FUND

         Portfolio securities held by the Institutional Treasury Money Market Fund have remaining maturities of 397 days or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments. For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

         ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS


         Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or both of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS


         The Funds will purchase only those instruments which meet the applicable quality requirements described below. The Institutional Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in one of such Rating Agency's two highest categories for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in one of the two highest short-term rating categories. See "Investment Limitations" below. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

         Determinations of comparable quality will be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Fleet will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. Fleet also considers other relevant information in its evaluation of unrated short-term securities.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

         Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other money market instruments, including bank obligations and commercial paper.

         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

         U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, non-negotiable time deposits (including Eurodollar time deposits) issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC, and other short-term debt obligations issued by banks. With respect to each Fund, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks, foreign banks or U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For the purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Funds to investment risks similar to those accompanying direct investments in foreign securities. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

         Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations and other entities without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Institutional Money Market Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

VARIABLE AND FLOATING RATE OBLIGATIONS


         The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

         If a variable or floating rate instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

         Long-term variable and floating rate obligations held by the Institutional Money Market and Institutional Treasury Money Market Funds may have maturities of more than 397 days, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

MUNICIPAL SECURITIES

         The Institutional Money Market Fund may invest in debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). Municipal Securities acquired by the Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

         The two principal categories of Municipal Securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

         The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

         There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a Rating Agency, such as Moody's and S&P, described in the Prospectuses and in Appendix A hereto, represent such Rating Agencies' opinions as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

         Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

         Also included within the general category of Municipal Securities are participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by states or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although

"non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to the Fund's applicable limitation on illiquid securities described under "Investment Limitations" below.

         Certificates of participation represent undivided interests in lease payments by a governmental or nonprofit entity. A lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations. To alleviate potential liquidity problems with respect to these investments, the Fund may enter into remarketing agreements which may provide that the seller or a third party will repurchase the obligation within seven days after demand by the Fund and upon certain conditions such as the Fund's payment of a fee.

         Municipal Securities purchased by the Fund in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by the Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

         The payment of principal and interest on most Municipal Securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Among other instruments, the Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans that are rated in one of the two highest rating categories assigned by a Rating Agency with respect to such instruments or, if unrated, determined by Fleet to be of comparable quality. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectuses.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

         As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended (the "Code"), yields on Municipal Securities can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time Municipal Securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances.

STAND-BY COMMITMENTS

         The Institutional Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by the Fund. However, without a stand-by commitment, these securities could be more difficult to sell. The Fund will enter into stand-by commitments only with those dealers whose credit Fleet believes to be of high quality.

         Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying municipal security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. The Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

PRIVATE ACTIVITY BONDS

         The Institutional Money Market Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

         Securities acquired by the Institutional Money Market Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Fund may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives the Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet. Neither Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Funds' 10% limit on illiquid securities described below under "Investment Limitations."

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Income on repurchase agreements is taxable.

         The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Each Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term money market instruments. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

         Each Fund may invest in securities issued by other investment companies and foreign investment trusts. Each Fund may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers.

         Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by Fleet. The limitations provided by clauses
(a), (b) and (c) above do not apply to an investment of all of the investable assets of the Institutional Money Market Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund.

ASSET-BACKED SECURITIES


         The Institutional Money Market Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

         Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

CONVERTIBLE SECURITIES

         Each Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENT TRANSACTIONS


         Each Fund may purchase eligible securities on a "when-issued" basis. Each Fund may also purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that when-issued purchases and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's when-issued purchases and forward commitments ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes, but only in furtherance of their investment objectives.

         A Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

         When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its commitment to purchase securities on a when-issued or forward commitment basis exceeded 25% of the value of its assets.

         When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

GUARANTEED INVESTMENT CONTRACTS

         The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Neither Fund will invest more than 20% of its total assets in GICs.

LOAN PARTICIPATIONS

         Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRIPS

         Each Fund may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. Fleet will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate a Fund's investment policy concerning investments in illiquid securities. Fleet will purchase only those STRIPS that have a remaining maturity of 397 days or less. Neither of these Funds may invest more than 5% of its total assets in STRIPS and Fleet will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

ZERO COUPON SECURITIES

         Each Fund may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

PORTFOLIO SECURITIES GENERALLY

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

PORTFOLIO TURNOVER


         Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders.


                             INVESTMENT LIMITATIONS


         In addition to each Fund's investment objective as stated in the Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

         1. A Fund may not purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities and to investments in obligations issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks, to the extent that a Fund may under the 1940 Act reserve freedom of action to concentrate its investments in such securities. Each Fund has reserved its freedom of action to concentrate its investments in government securities and bank instruments described in the foregoing sentence. This limitation also does not apply to an investment of all of the investable assets of the Institutional Money Market Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund (in each case, a "Qualifying Portfolio"). For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry;
                  (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) suprantional entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

         2. A Fund may not make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

         3. A Fund may not acquire more than 10% of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5% of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that (a) the foregoing limitation shall not apply to 25% of the total assets of the Institutional Money Market Fund, and
                  (b) the foregoing limitation shall not apply to an investment of all of the investable assets of the Institutional Money Market Fund in a Qualifying Portfolio.

         4. A Fund may not invest in companies for the purpose of exercising control.

         5. A Fund may not borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.

         6. The Institutional Treasury Money Market Fund may not pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by Investment Limitation No. 5 above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

         7. A Fund may not purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, either Fund may invest in companies which invest in real estate, commodities or commodities contracts. Each Fund may invest in futures contracts and options thereon to the extent described in the Prospectuses and elsewhere in this Statement of Additional Information.

         8. A Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.

         9. A Fund may not act as underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

         10. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3% of the total voting stock of the company;
                  (b) securities issued by any one investment company represent more than 5% of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such Fund, provided, that with respect to the Institutional Money Market Fund, the limitations do not apply to an investment of all of the investable assets of such Fund in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

                  It is the position of the SEC's Staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

         11.      A Fund may not issue senior securities (as defined in the 1940
                  Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

         12. A Fund may not write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectuses or elsewhere in this Statement of

                  Additional Information and each Fund may purchase and sell other options as described in the Prospectuses and this Statement of Additional Information.

NON-FUNDAMENTAL POLICIES

         The following policies are not fundamental and may be changed with respect to any Fund without approval by the shareholders of that Fund:

                  1.       Neither Fund may invest in warrants.

                  2. Neither Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 10% of that Fund's net assets, provided that this limitation does not apply to an investment of all of the investable assets of the Institutional Money Market Fund in a Qualifying Portfolio. The foregoing limitation does not apply to restricted securities, including Section 4(2) paper and Rule 144A securities, if it is determined by or under procedures established by the Board of Trustees of Galaxy that, based on trading markets for the specific restricted security in question, such security is not illiquid.

                  3. Neither Fund may purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

                  4. Neither Fund may invest in interests in oil, gas or other mineral exploration or development programs. Neither Fund may invest in oil, gas or mineral leases.

                  5. Neither Fund may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) Municipal Securities which are rated by at least one Rating Agency; or (c) an investment of all of the investable assets of the Institutional Money Market Fund in a Qualifying Portfolio.


         Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

         Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. In accordance with Rule 2a-7, the Institutional Money Market Fund is subject to the 5% limitation contained in Investment Limitation No. 3 above as to all of its assets; however in accordance with such Rule, the Institutional Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Adherence by a Fund to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation No. 3 above. Each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

         The Institutional Money Market Fund may purchase Rule 144A securities. Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by the Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities.


                        VALUATION OF PORTFOLIO SECURITIES

         Galaxy uses the amortized cost method of valuation to value shares of the Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of the Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

         The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that neither of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.

PURCHASES OF CLASS II SHARES AND CLASS III SHARES OF THE FUNDS

         Investments in Class II Shares and Class III Shares of the Funds are not subject to any sales charge. Class II Shares and Class III Shares of the Funds are available for purchase by financial institutions, such as banks, savings and loan associations and broker-dealers, including financial institutions affiliated with Fleet, that are purchasing shares of a Fund on behalf of their customers. Purchases of Class II Shares and Class III Shares may take place on any day that Galaxy's distributor, Galaxy's custodian and your financial institution or employer-sponsored plan are open for business ("Business Day"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors procedures.

         Class II Shares and Class III Shares of the Funds purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of such shares will be recorded by the institution and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of shares established by institutions in connection with the requirements of their customer accounts may apply. Customers purchasing Class II Shares or Class III Shares should contact their institution directly for appropriate purchase instructions.

OTHER PURCHASE INFORMATION

         On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTIONS

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

         Galaxy requires that an institution maintain an average balance of $2,000,000 in an account. If the balance in such account falls below that minimum, the institution may be obliged by Galaxy to redeem all of the shares in the account. In addition, Galaxy may redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Galaxy's responsibilities under the 1940 Act.


                                      TAXES


IN GENERAL

         Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year if such dividends are actually paid during January of the following year.

         An investment in any one Fund is not intended to constitute a balanced investment program.

STATE AND LOCAL

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

MISCELLANEOUS

         Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                -----------------------
Dwight E. Vicks, Jr.                         Chairman & Trustee         President & Director, Vicks Lithograph &
Vicks Lithograph &                                                      Printing Corporation (book manufacturing
  Printing Corporation                                                  and commercial printing); Director, Utica
Commercial Drive                                                        First Insurance Company; Trustee, Savings
P.O. Box 270                                                            Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                     Insurance Company; Director, Commercial
Age 66                                                                  Travelers Mutual Insurance Company;
                                                                        Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy  Fund II.

John T. O'Neill(1)                           President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue                   & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI  02889                                                      manufacturer) until December 1999; Trustee,
Age 55                                                                  The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

Louis DeThomasis                             Trustee                    President, Saint Mary's College of Minnesota;
Saint Mary's College                                                    Director, Bright Day Travel, Inc.; Trustee,
  of Minnesota                                                          Religious Communities Trust; Trustee, The
Winona, MN 55987                                                        Galaxy VIP Fund; Trustee, Galaxy Fund II.
Age 59

Kenneth A. Froot                             Trustee                    Professor of Finance, Harvard University;
Harvard Business School                                                 Trustee, The Galaxy VIP Fund; Trustee,
Soldiers Field                                                          Galaxy Fund II
Boston, MA 02163
Age 43

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                -----------------------
Donald B. Miller                             Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                  services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                                 Funds; Chairman, Executive Committee,
Age 74                                                                  Compton International, Inc. (advertising
                                                                        agency); Trustee, Keuka College; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

James M. Seed                                Trustee                    Chairman and President, The Astra Projects,
The Astra Ventures, Inc.                                                Incorporated (land development); President,
One Citizens Plaza                                                      The Astra Ventures, Incorporated
Providence, RI 02903                                                    (previously, Buffinton Box Company -
Age 59                                                                  manufacturer of cardboard boxes);
                                                                        Commissioner, Rhode Island Investment
                                                                        Commission; Trustee, The Galaxy VIP Fund;
                                                                        Trustee, Galaxy Fund II.

W. Bruce McConnel, III                       Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                        Reath LLP, Philadelphia, Pennsylvania.
18th and Cherry Streets
Philadelphia, PA 19103
Age 57

William Greilich                             Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                               President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                     1996 to present.
Westborough, MA 01581-5108
Age 46

--------------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

         Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy

Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. For the period May 28, 1999 until September 7, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts, plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being those currently in effect. Prior to May 28, 1999, each trustee was entitled to receive an annual aggregate fee of $40,000 for his services as a trustee of the Trusts, plus an additional $2,500 for each in-person Galaxy Board meeting attended, with all other fees being those currently in effect.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of PFPC or Fleet or its affiliates receives any compensation from Galaxy for acting as an officer. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

         The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

============================================================================================================
                                                                    Pension or
                                                                    Retirement        Total Compensation
                                               Aggregate         Benefits Accrued    from Galaxy and Fund
                                          Compensation From      as Part of Fund       Complex** Paid to
      Name of Person/Position                   Galaxy               Expenses              Trustees
      -----------------------                     ------             --------              --------
------------------------------------------------------------------------------------------------------------
Bradford S. Wellman                               $                    None                    $
Trustee*
------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                              $                    None                    $
------------------------------------------------------------------------------------------------------------
Donald B. Miller***
Trustee                                           $                    None                    $
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                    Pension or
                                                                    Retirement        Total Compensation
                                               Aggregate         Benefits Accrued    from Galaxy and Fund
                                          Compensation From      as Part of Fund       Complex** Paid to
      Name of Person/Position                   Galaxy               Expenses              Trustees
      -----------------------                     ------             --------              --------
Rev. Louis DeThomasis
Trustee                                           $                    None                    $
------------------------------------------------------------------------------------------------------------
John T. O'Neill
President, Treasurer                              $                    None                    $
and Trustee
------------------------------------------------------------------------------------------------------------
James M. Seed***
Trustee                                           $                    None                    $
------------------------------------------------------------------------------------------------------------
Kenneth A. Froot****
Trustee                                           $                    None                    $
============================================================================================================

---------------------------------

*        Mr. Wellman resigned as a trustee of Galaxy on December 14, 2000.

** The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprised a total of 50 separate portfolios as of October 31, 2000.

*** Deferred compensation (including interest) in the amounts of $___________ and $_______ accrued during Galaxy's fiscal year ended October 31, 2000 for Messrs. Miller and Seed, respectively.

**** Mr. Froot became a trustee of Galaxy on December 15, 2000 and, accordingly, received no compensation from Galaxy or the Fund Complex for the most recently completed fiscal year.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                               INVESTMENT ADVISER


         Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the Advisory Agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

         For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate 0.20% of the average daily net assets of each Fund. The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Advisory Agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

         Prior to the Reorganization, each Predecessor Fund was advised by BankBoston N.A. ("BankBoston"). BankBoston was a wholly-owned subsidiary of BankBoston Corporation. On

October 1, 1999, BankBoston Corporation merged into Fleet Financial Group, Inc. to form FleetBoston Financial Corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, BankBoston became a subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.

         BankBoston served as investment adviser to each Predecessor Fund pursuant to an investment advisory agreement dated June 1, 1993 (the "Prior Agreement"). Pursuant to the terms of the Prior Agreement, BankBoston was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of each Fund. In addition, BankBoston agreed to waive investment advisory fees and/or reimburse expenses to help the Predecessor Funds maintain competitive expense ratios.

         During the last three fiscal years, the Predecessor Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to BankBoston as set forth below:

                                                                          FOR THE FISCAL YEAR ENDED MAY 31:
                                                                      2000               1999              1998
FUND                                                               (THOUSANDS)        (THOUSANDS)       (THOUSANDS)
----                                                               -----------        -----------       -----------
Institutional Money Market Fund                                      $1,642               $760               $46
Institutional Treasury Money Market Fund                             $9,736             $8,329            $6,468

         For the period June 1, 2000 through October 31, 2000, the Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet and/or Bank Boston as set forth below:

Institutional Money Market Fund                                         $
Institutional Treasury Money Market Fund                                $


                                 ADMINISTRATOR


         PFPC, Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is a majority-owned subsidiary of PNC Financial Services Group.

         PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

                  COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                  ---------------------------------           -----------
                  Up to $2.5 billion..........................   0.090%
                  From $2.5 to $5 billion.....................   0.085%
                  From $5 to $12 billion......................   0.075%
                  From $12 to $15 billion.....................   0.065%
                  From $15 to $18 billion.....................   0.060%
                  From $18 to $21 billion.....................  0.0575%

                  COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                  ---------------------------------           -----------
                  Over $21 billion............................  0.0525%

In addition, PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services. From time to time, PFPC may waive voluntarily all or a portion of the administration fees payable to it by the Funds.

         Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.

         Prior to the Reorganization, SEI Investments Mutual Funds Services ("SEI") served as the administrator to the Predecessor Funds. For its services, SEI received a fee calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the Predecessor Funds' combined average daily net assets and 0.045% of combined average daily net assets in excess of $5 billion. SEI also agreed to waive portions of its fees from time to time.

         During the last three fiscal years, SEI received administration fees, net of fee waivers, as set forth below:

                                                                           FOR THE FISCAL YEAR ENDED MAY 31:
                                                                        2000             1999              1998
FUND                                                                (THOUSANDS)       (THOUSANDS)      (THOUSANDS)
----                                                                -----------       -----------      -----------
Institutional Money Market Fund                                          $538             $327               $79
Institutional Treasury Money Market Fund                               $3,148           $2,779            $2,303

         During the period June 1, 2000 through October 31, 2000, the Funds paid SEI and/or PFPC administration fees, net of fee waivers, as set forth below:

Institutional Money Market Fund                                          $
Institutional Treasury Money Market Fund                                 $


                          CUSTODIAN AND TRANSFER AGENT


         The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

         Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                                    EXPENSES

         Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS


         Debt securities purchased or sold by the Funds are generally traded in over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers' mark-up or mark-down.

         Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

         The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds.

         In purchasing or selling securities for the Funds, Fleet will seek to obtain best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended October 31, 2000, the Institutional Money Market Fund held securities issued by ________________ in the aggregate value of $___________________. ________________ [is/are] considered to be "regular brokers or dealers" of Galaxy.

         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                           SHAREHOLDER SERVICES PLANS

         Galaxy has adopted a Shareholder Services Plan with respect to Class II Shares and Class III Shares of the Funds (the "Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain shareholder liaison and/or administrative support services to customers who are the beneficial owners of Class II Shares or Class III Shares. Such services are provided to customers who are the beneficial owners of Class II Shares or Class III Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of Class II Shares or Class III Shares. The Plan provides that Galaxy will pay fees for such services at the annual rate of up to 0.50% of the average daily net asset value of Class II Shares or Class III Shares owned beneficially by customers. Institutions may receive fees for providing one or more of the following services to such customers: (i) processing dividend payments on behalf of customers; (ii) providing information periodically to customers showing their positions in Class II Shares or Class III Shares; (iii) arranging for bank wires; (iv) responding to customer inquiries relating to the services performed by the institution; (v) providing subaccounting with respect to Class II Shares or Class III Shares beneficially owned by customers or the information necessary for Galaxy to provide subaccounting; (vi) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (vii) forwarding to customers proxy statements and proxies containing any proposals regarding the Plan or related servicing agreements; (viii) aggregating and processing purchase, exchange and redemption requests from customers and placing net purchase, exchange and redemption orders with Galaxy's distributor or transfer agent; (ix) providing customers with a service that invests the assets of their accounts in Class II Shares or Class III Shares; and
(x) providing such other similar services as Galaxy may reasonably request to the extent the institution is permitted to do so under applicable statutes, rules and regulations.

         Galaxy intends to enter into servicing agreements under the Plan and to limit the payments under these servicing agreements for each Fund to an aggregate fee of not more than 0.15% of the average daily net asset value of Class II Shares owned beneficially by customers of institutions, and 0.25% of the average daily net asset value of Class III Shares owned beneficially by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Class II Shares or Class III Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class II Shares or Class III Shares.

         Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Plan requires that the Service Organization agrees to waive a portion of the servicing fee payable to it under the Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class II Shares or Class III Shares of the Funds on any day do not exceed the income to be accrued to such Class II Shares or Class III Shares on that day.

         Galaxy's servicing agreements are governed by the Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Class II Shares and Class III Shares of each Fund. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class II Shares and Class III Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                                   DISTRIBUTOR


         PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly-owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

         Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors will continue in effect from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

                                    AUDITORS


         ____________________, independent auditors, with offices at
___________________, serve as auditors for Galaxy. The financial highlights for the Funds for the period ended October 31, 2000 included in the Prospectuses and the financial statements contained in the Funds' Annual Report to Shareholders dated October 31, 2000 ________ this Statement of Additional Information have been audited by ________________.

         Prior to the Reorganization, ______________________, with offices at __________________________________, served as independent auditors for the
Predecessor Funds. The financial highlights for the Predecessor Funds for each of the years or periods in the five-year period ended May 31, 2000 included in the Prospectuses and the financial statements contained in the Predecessor Funds' Annual Report to Shareholders dated May 31, 2000 _________________________ this Statement of Additional Information have been audited by;

                                     COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.


                                 CODES OF ETHICS

         Galaxy and Fleet have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.


                        PERFORMANCE AND YIELD INFORMATION

         The standardized annualized seven-day yields for the Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The current yields for the Funds may be obtained by calling PFPC Distributors at 1-877-BUY-GALAXY (1-877-289-4252).


PERFORMANCE REPORTING


         From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

         Performance data as reported in national financial publications including, but not limited to, DONOGHUE'S MONEY FUND REPORT-Registered Trademark-, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and
THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. The performance of the Funds may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance data will be calculated separately for Class I Shares, Class II Shares and Class III Shares of the Funds

         The yield of a Fund refers to the income generated over a seven-day period identified in the advertisement and is calculated as described above. Each Fund may also advertise its "effective yield" which is calculated as described above. The "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment.

         The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS


         As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

         As of December 12, 2000, the name, address and percentage ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Shares of each class of Galaxy's investment portfolios were as follows:

----------------------------------------------------------------------------------------------------------------------
                  REGISTRATION NAME                                                    PERCENT OWNERSHIP
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         99.69%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
----------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
----------------------------------------------------------------------------------------------------------------------
      WEI QIANG CHEN & YAN JUANM CHEN JT WROS                                                      6.97%
      45 OVAL ROAD UNIT 1
      QUINCY, MA  02170-3819
----------------------------------------------------------------------------------------------------------------------
      BKB SHARES
----------------------------------------------------------------------------------------------------------------------
      JAMES H. FURNEAUX &                                                                          5.95%
      CAROL S. FURNEAUX
      JTTEN
      810 CONCORD ROAD
      CARLISLE, MA  01741-1523
----------------------------------------------------------------------------------------------------------------------
      MELLON BANK (DE) NA                                                                          5.24%
      ENHANCED CASH FUND
      WILSHIRE ENHANCED INDEX
      TRUST
      135 SANTILLI HWY.
      EVERETT, MA  02149-1906
----------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                        100.00%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      JOSEPH DIMENNA                                                                               9.19%
      1049 FIFTH AVE. APT. P3
      NEW YORK, NY 10028-0115
----------------------------------------------------------------------------------------------------------------------
      THOMAS E. DAMBRA                                                                             6.45%
      CONSTANCE M. DAMBRA
      370 RIVERVIEW ROAD
      REXFORD, NY  12148-1428
----------------------------------------------------------------------------------------------------------------------


                                      -42-

      BKB SHARES
----------------------------------------------------------------------------------------------------------------------
      BOB & CO.                                                                                    6.28%
      TREASURY
      ATTN:  A. J. FERULLO
      MAILSTOP: MADE10013E
      100 FEDERAL STREET
      BOSTON, MA  02110-1802
----------------------------------------------------------------------------------------------------------------------
      ROBERT J. GRANTHAM &                                                                         6.54%
      HANNELORE GRANTHAM
      JTTEN
      71 MOUNT VERNON STREET
      BOSTON, MA  02108-1330
----------------------------------------------------------------------------------------------------------------------
      GILBERT L. WADE                                                                              5.44%
      143 AVENUE B APARTMENT 6A
      NEW YORK, NY  10009-5026
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         98.32%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         95.47%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             12.37%
      26 BROADWAY
      NEW YORK, NY 10004-1703
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL TREASURY MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------


                                      -43-

      FLEET NATIONAL BANK                                                                          8.85%
      P.O. BOX 92800
      ROCHESTER, NY  14692-8900
----------------------------------------------------------------------------------------------------------------------
      BOB & CO.                                                                                    8.40%
      TREASURY
      ATTN:  A. J. FERULLO
      100 FEDERAL STREET
      #01-13-07
      BOSTON, MA  02110-1802
----------------------------------------------------------------------------------------------------------------------
      FLEET BANK OMNIBUS                                                                          69.31%
      STEVEN P. SUCHECKI
      20 CHURCH STREET
      HARTFORD, CT  06103
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         98.99%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         26.94%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.96%
      26 BROADWAY
      NEW YORK, NY  10004-1703
----------------------------------------------------------------------------------------------------------------------
      BOB & CO.                                                                                   36.84%
      TREASURY
      ATTN:  A.J. FERULLO
      100 FEDERAL STREET
      #01-13-07
      BOSTON, MA  02110-1802
----------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------


                                      -44-

      FLEET NATIONAL BANK                                                                         41.60%
      P.O. BOX 92800
      ROCHESTER, NY 14692-8900
----------------------------------------------------------------------------------------------------------------------
      U.S. CLEARING A DIVISION OF FLEET SECURITIES, INC.                                          19.23%
      26 BROADWAY
      NEW YORK, NY  10004-1703
----------------------------------------------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      FLEET NATIONAL BANK                                                                         46.77%
      P.O. BOX 92800
      ROCHESTER, NY  14692-8900
----------------------------------------------------------------------------------------------------------------------
      WILLIAM L. BUCKNALL                                                                          5.22%
      NORMA LEE BUCKNALL
      5 OAK RIDGE DR.
      BETHANY, CT  06524-3117
----------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 66.27
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 21.61%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  9.97%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------


                                      -45-

      GALES & CO.                                                                                 66.89%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 18.43%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 14.44%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             44.83%
      FBO# 104-32732-16
      HILDA BRANDT
      ROLAND PARK PLACE
      830 W. 40TH STREET, APT. 359
      BALTIMORE, MD 21211-2176
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             23.40%
      FBO# 114-97238-17
      SARA MALLOW
      6415 NW 24TH STREET
      BOCA RATON, FL 33434-4320
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              7.79%
      FBO# 120-97689-18
      YOOK Y DOO
      46-34 ROBINSON ST.
      FLUSHING, NY 11355-3445
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.16%
      FBO# 021-90471-15
      MABEL L BOWMAN
      35634 MEYERS CT.
      FREMONT, CA 94536-2540
----------------------------------------------------------------------------------------------------------------------


                                      -46-

      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.64%
      FBO# 237-97013-17
      YALE HIRSHBERG
      48 LAURELWOOD DRIVE
      WEBSTER, MA 01570-3441
----------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             18.96%
      FBO# 111-98315-17
      THOMAS J BERNFELD
      185 WEST END AVENUE, APT. 21D
      NEW YORK, NY 10023-5548
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             12.25%
      FBO# 166-31108-13
      FRANK CATANHO, TRUSTEE OF THE FRANK CATANHO
      1996 TRUST DATED 10/22/96
      24297 MISSION BLVD.
      HAYWARD, CA 94544-1020
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             11.89%
      FBO# 024-90318-16
      LYNN C. SHERRIE
      P.O. BOX 316
      WILSON, NY 14172-0316
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             10.26%
      FBO# 221-00085-18
      WALTER M. SWIECICKI &
      CATHLEEN SWIECICKI JT WROS
      119 OLD BEEKMAN ROAD
      MONMOUTH JUNCTION, NJ 08852-3114
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              5.63%
      FBO# 244-90004-19
      W P FLEMING
      66500 E 253RD
      GROVE, OK 74344-6163
----------------------------------------------------------------------------------------------------------------------


                                      -47-

      US CLEARING CORP.                                                                            6.32%
      FBO 131-98122-18
      ELAINE B. ODESSA
      9 NEWMAN ROAD
      PAWTUCKET, RI 02860-6183
----------------------------------------------------------------------------------------------------------------------
GROWTH FUND II
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 21.66%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  8.33%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 69.60%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES                                            13.49%
      FBO 245-94671-10
      ELLIOT ENTNER
      16 PAUL REVERE ROAD
      SHARON, MA  02067-2213
----------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                        8.49%
      FBO 979-00486-16
      JOSEPH PAPAI JR.
      918 LEE AVENUE
      NORTH BRUNSWICK, NJ  08902-2351
----------------------------------------------------------------------------------------------------------------------


                                      -48-

      FLEET BANK NA                                                                                6.39%
      CUST OF THE ROLLOVER IRA
      FBO JUAN ROSAI
      25 CRESTVIEW DR.
      NORTH HAVEN, CT  06473
----------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 51.78%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 35.50%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 12.40%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 29.72%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 28.68%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------


                                      -49-

----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 38.66%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      CHARLES SCHWAB & CO. INC.                                                                   10.64%
      SPECIAL CUSTODY ACCT. FOR EXCLUSIVE OF CUSTOMERS
      ATTN: MUTUAL FUNDS
      101 MONTGOMERY ST.
      SAN FRANCISCO, CA 94104-4122
----------------------------------------------------------------------------------------------------------------------
      JOHN F. KENNEDY CENTER FOR THE PERFORMING ARTS                                               7.03%
      NON PROFIT 501 CC1C31 TRUST CREATED BY ACT OF CONGRESS
      72 STRP 1698DC
      2700 "F" STREET N.W.
      WASHINGTON, DC 20566
----------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             80.62%
      FBO 125-98055-11 ALBERT F TWANMO 6508 81ST ST.
      CABIN JOHN, MD 20818-1203
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             14.83%
      FBO 136-99157-13
      JON-PAUL DADAIAN
      178 CLARKEN DRIVE
      WEST ORANGE, NJ 07052-3441
----------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             72.76%
      FBO# 102-59241-17
      CHURCH & FRIARY OF ST. FRANCIS OF ASSISI
      C/O FR. RONALD P STARK OFM
      135 WEST 31ST ST.
      NEW YORK, NY 10001-3405
----------------------------------------------------------------------------------------------------------------------


                                      -50-

----------------------------------------------------------------------------------------------------------------------
      BKB SHARES
----------------------------------------------------------------------------------------------------------------------
      NATIONAL FINANCIAL SERVICES CORP                                                            13.67%
       FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
      P.O. BOX 3908
      CHURCH STREET STATION
      NEW YORK, NY -10008-3908
----------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 55.05%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 39.88%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             36.51%
      FBO# 160-27022-17
      LINDA SHAW, TRUSTEE FOR THE LINDA J SHAW TRUST
      920 MEADOWS ROAD
      GENEVA, IL 60134-3052
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             29.52%
      FBO# 113-27816-16
      PAMELA M FEIN
      68 OAK RIDGE DRIVE
      BETHANY, CT 06524-3118
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             24.69%
      FBO# 175-97327-10
      MARGARET ANN GILLENWATER
      2525 E PRINCE ROAD #23
      TUCSON, AZ 85716-1146
----------------------------------------------------------------------------------------------------------------------


                                      -51-

----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.42%
      FBO#103-80060-19
      SAINT CLARE SCHOOL ENDOWMENT FUND
      ATTN: FR, O'SHEA/ANDREW J HOUVOURAS
      &/OR BRUCE BLATMAN
      821 PROSPERITY FARMS ROAD
      NO PALM BEACH, FL 33408-4299
----------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             29.49%
      FBO# 147-97497-13
      MARTIN ALLEN SANTE
      8858 MOANALUA WAY
      DIAMONDHEAD, MS 39525
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             19.45%
      FBO# 103-31744-16
      IRWIN LUFTIG & ELAINE LUFTIG
      6119 BEAR CREEK CT
      LAKE WORTH, FL 33467-6812
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             16.54%
      FBO# 148-28677-18
      LINDA M. BERKE & MICHAEL E. BERKE JT TEN
      30941 WESTWOOD ROAD
      FARMINGTON HILLS, MI 48331-1466
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             16.14%
      FBO# 147-29019-15
      WALTER W QUAN
      2617 SKYLINE DRIVE
      LORAIN, OH 44053-2243
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.18%
      FBO# 013-90166-12
      FLORENCE G. ST. ONGE
      34 CEDAR LANE
      WARREN, RI 02885-2236
----------------------------------------------------------------------------------------------------------------------


                                      -52-

      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              5.94%
      FBO# 108-00116-10
      MICHAEL KENNEDY & CARLEEN KENNEDY JT WROS
      12 WALTON AVENUE
      LOCUST VALLEY, NY 11560-1227
----------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 91.82%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  6.75%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             33.56%
      FBO# 114-97238-17
      SARA MALLOW
      6415 NW 24TH STREET
      BOCA RATON, FL 33434-4320
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             21.92%
      FBO# 175-97327-10 MARGARET ANN GILLENWATER 2525 E PRINCE ROAD #23 TUCSON,
      AZ 85716-1146
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             11.19%
      FBO 170-29789-15
      NICHOLAS G. ROSELLI & NICHOLAS A. ROSELLI JT WROS
      315 SOUTHAMPTON ROAD
      WESTFIELD, MA 01085-1360
----------------------------------------------------------------------------------------------------------------------


                                      -53-

      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             14.95%
      FBO 194-97099-17
      JAMES KENNETH WINTER
      2523 GREENRIDGE DR.
      BELDEN, MS  08826-9530
----------------------------------------------------------------------------------------------------------------------
      US CLEARING CORP                                                                             5.20%
      FBO# 155-98529-16
      FREDERICK B GALT
      144 JAY STREET
      ALBANY, NY 12210-1806
----------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             10.89%
      FBO# 138-97818-14
      CAROL Y FOSTER
      524 MARIE AVENUE
      BLOUNTSTOWN, FL 32424-1218
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             10.40%
      FBO# 102-92974-11
      ANN E HERZOG
      74 TACOMA STREET
      STATEN ISLAND, NY 10304-4222
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.93%
      FBO# 166-98559-16
      ANN P SARGENT
      422 LOS ENCINOS AVENUE
      SAN JOSE, CA 95134-1336
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.72%
      FBO# 166-97970-19
      ALICIA E SCHOBER
      10139 RIDGEWAY DRIVE
      CUPERTINO, CA 95014-2658
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.17%
      FBO# 194-14889-16
      PAUL R THORNTON & KARIN Z THORNTON JT TEN
      1207 OAK GLEN LANE
      SUGAR LAND, TX 77479-6175
----------------------------------------------------------------------------------------------------------------------


                                      -54-

      US CLEARING CORP                                                                             5.13%
      FBD# 013-00189-14
      DAVID PAQUIN & SUSAN PAQUIN
      ATTN: PAUL D NUNES VP
      JT TEN 100 WESTMINISTER ST.,
      RI/MO/F02G
      PROVIDENCE, RI 02903-2318
----------------------------------------------------------------------------------------------------------------------
SMALL COMPANY EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 61.06%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 28.43%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  9.41%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 44.22%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------


                                      -55-

      GALES & CO.                                                                                 36.84%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 18.76%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             30.37%
      FBO# 104-32732-16
      HILDA BRANDT
      ROLAND PARK PLACE
      830 W. 40TH, APT. 359
      BALTIMORE, MD 21211-2176
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             19.14%
      FBO# 150-98301-11
      N CLIFFORD NELSON JR
      58 MIDDLEBURY ROAD
      ORCHARD PARK, NY 14127-3581
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             19.00%
      FBO# 102-60254-19
      FREDERICK W GEISSINGER
      601 NW 2ND STREET
      EVANSVILLE, IN 47708-1013
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             12.75%
      FBO# 103-97564-14
      THOMAS X MCKENNA
      170 TURTLE CREEK DRIVE
      TEQUESTA, FL 33469-1547
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              9.35%
      FBO# 103-31296-18
      EDWARD U RODDY III
      109 ANGLER AVENUE
      PALM BEACH, FL 33480-3101
----------------------------------------------------------------------------------------------------------------------



                                      -56-

----------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             13.65%
      FBO# 111-98315-17
      THOMAS J BERNFELD
      185 WEST END AVENUE, APT. 21D
      NEW YORK, NY 10023-5548
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                               11.98%
      FBO# 162-27769-10
      GILBERT SHUE & EVA SHUE TRUSTEES
      SHUE FAMILY TRUST - DTD
      11/8/84
      10119 RIVERSIDE DR.
      ONTARIO, CA  91761-7814
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              9.25%
      FBO# 107-30623-15
      ANDREJS ZVEJNIEKS
      2337 CHRISTOPHER WALK
      ATLANTA, GA 30327-1110
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              7.20%
      FBO# 80-98472-11
      RUFUS O. EDDINS, JR.
      360 DOMINION CIRCLE
      KNOXVILLE, TN 37922-2750
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.91%
      FBO# 221-97250-13
      MICHEAL A VESCHI
      106 EXMOOR COURT
      LEESBURG, VA 20176-2049
----------------------------------------------------------------------------------------------------------------------
      STRATEGIC EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 94.27%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------


                                      -57-

      GALES & CO.                                                                                  5.18%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              5.90%
      FBO #978-12453-12
      VIOLET K. SAIDNEHR
      260 MIDDLE NECK ROAD
      GREAT NECK, NY  11021-1175
----------------------------------------------------------------------------------------------------------------------
PAN-ASIA FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      FIM FUNDING, INC.                                                                          100.00%
      ATTN: RICHARD JOSEPH
      75 STATE STREET
      5TH FLOOR
      MAILSTOP: MA DE 10404G
      BOSTON, MA 02109
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      ANTHONY P VERICCO                                                                           16.43%
      & ANTONIA VERICCO JT WROS
      32 SUSAN DRIVE
      SAUGUS, MA 01906
----------------------------------------------------------------------------------------------------------------------
      JOHN J MANCINI                                                                              34.40%
      ANTHONY MANCINI JT TEN
      114 ALPINE ROAD
      PORTLAND, ME 04103-2804
----------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
----------------------------------------------------------------------------------------------------------------------
      JOHN M. SORENSON                                                                             7.10%
      GLORIA D. SORENSON JT WROS
      3320 PLANTATION DRIVE, #3
      VELDOSTA, GA 316051068
----------------------------------------------------------------------------------------------------------------------
      JOHN C FRAVEL & HELEN A FRAVEL JT WROS                                                          6.96%
      17 ARROWHEAD FARM ROAD
      BOXFORD, MA 01921-2643
----------------------------------------------------------------------------------------------------------------------


                                      -58-

----------------------------------------------------------------------------------------------------------------------
      DAVE STRIPLIN & KRISTIN STRIPLIN JT WROS                                                      14.27%
      MUTUAL FUND PAYROLL DEDUCTION PROGRAM
      1705 VISTA DEL MONTE
      AUBURN, CA 95603-6104
----------------------------------------------------------------------------------------------------------------------
      DWIGHT R. PIERCE & STEPHANIE K. PIERCE JT WROS                                                  5.50%
      125 EVERGREEN STREET
      DUXBURY, NA 02332
----------------------------------------------------------------------------------------------------------------------
      FLEET BANK, NA                                                                              52.79%
      CUST OF THE ROLLOVER IRA
      FBO BEN V. PHAN
      120 STOUGHTON STREET
      DORCHESTER, MA 02125-1900
----------------------------------------------------------------------------------------------------------------------
      FIM FUNDING, INC.                                                                            9.34%
      ATTN: RICHARD JOSEPH
      75 STATE STREET, 5TH FLOOR
      MAILSTOP: MA DE 10404G
      BOSTON, MA 02109
----------------------------------------------------------------------------------------------------------------------
      US CLEARING CORP                                                                             9.81%
      FBO# 245-01434-13
      ANTHONY M. SAVOY
      103 OAK STREET
      INDIAN ORCHARD, MA 01151-1538
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                       22.38%
      FBO #245-94856-17
      DANIEL COLEHI
      465 LEXINGTON STREET
      WALTHAM, MA 02452
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                        5.64%
      FBO #245-00907-13
      ANDREW MONTZOLIS
      40 FOX RUN ROAD
      WATERBURY, CT 06708-2137
----------------------------------------------------------------------------------------------------------------------


                                      -59-

      PRIME A SHARES
----------------------------------------------------------------------------------------------------------------------
      FIM FUNDING, INC.                                                                           99.61%
      ATTN: RICHARD JOSEPH
      75 STATE STREET
      5TH FLOOR
      MAILSTOP: MA DE 10404G
      BOSTON, MA 02109
----------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
----------------------------------------------------------------------------------------------------------------------
      FIM FUNDING, INC.                                                                           99.61%
      ATTN: RICHARD JOSEPH
      75 STATE STREET
      5TH FLOOR
      MAILSTOP: MA DE 10404G
      BOSTON, MA 02109
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 64.35%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS  UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 21.34%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 14.05%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 1648-0001
----------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
----------------------------------------------------------------------------------------------------------------------


                                      -60-

      ADRIANA VITA                                                                                 5.15%
      345 PARK AVE.
      NEW YORK, NY 10154
----------------------------------------------------------------------------------------------------------------------
      FLEET BANK, NA                                                                               8.85%
      CUST OF THE ROLLOVER IRA
      FBO JOEL J CORRIVEAU, SR.
      28 LOUISE AVE.
      METHUEN, MA 01844
----------------------------------------------------------------------------------------------------------------------
      BKB SHARES
----------------------------------------------------------------------------------------------------------------------
      BOOTT MILLS                                                                                  8.04%
      C/O RICHARD D LEGGAT
      25TH FLOOR
      150 FEDERAL STREET
      BOSTON, MA 02110-1745
----------------------------------------------------------------------------------------------------------------------
      PIPE FITTERS LOCAL 537                                                                       8.55%
      HEALTH & WELFARE FUND
      35 TRAVIS STREET #1
      ALLSTON, MA 02134-1251
----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 32.89%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 17.32%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------


                                      -61-

      GALES & CO.                                                                                 49.37%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      PRIME A SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             19.59%
      FBO# 103-30971-12
      DORIS G SCHACK
      FBO - DORIS G SCHACK
      LIVING TRUST
      9161 EAST EVANS
      SCOTTSDALE, AZ 85260-7575
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             54.39%
      FBO# 132-90090-11
      VIRGINIA HOLMES
      303 BELLA VISTA DRIVE
      ITHACA, NY 14850-5774
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              8.97%
      FBO# 013-02964-11
      JANE L GRAYHURST
      770 BOYLSTON ST., APT 10G
      BOSTON, MA 02199-7709
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             16.89%
      FBO# 132-47141-10
      VIRGINIA A HOLMES
      303 BELLA VISTA DRIVE
      ITHACA, NY 14850-5774
----------------------------------------------------------------------------------------------------------------------
      PRIME B SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             32.42%
      FBO# 200-70099-19
      NEIL C FELDMAN
      41 WINDHAM WAY
      ENGLISHTOWN, NJ 07726-8216
----------------------------------------------------------------------------------------------------------------------


                                      -62-

      US CLEARING A DIVISION OF                                                                     13.08%
      FLEET SECURITIES INC.
      FBO# 119-97697-10
      IRA ZORNBERG
      4219 NAUTILUS AVENUE
      BROOKLYN, NY 11224-1019
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             12.50%
      FBO# 147-24459-13
      JAY ROBERT KLEIN
      26800 AMHEARST CIRCLE
      #209
      CLEVELAND, OH 44122-7572
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             13.09%
      FBO# 230-02116-18
      MARJORIE DION
      301 RAIMOND STREET
      YAPHANK, NY 11980-9725
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              8.34%
      FBO# 157-98031-13
      PATRICIA FUSCO
      112 E. CHAPEL AVENUE
      CHERRY HILL, NJ 08034-1204
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              6.18%
      FBO# 238-97175-19
      MARIE GOTTFRIED
      10208 ANDOVER COACH
      CIRCLE H-2
      LAKE WORTH, FL 33467-8158
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 31.92%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------


                                      -63-

      GALES & CO.                                                                                 55.48%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 12.01%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
----------------------------------------------------------------------------------------------------------------------
      CHELSEA POLICE RELIEF ASSOC.                                                                14.47%
      JOHN R. PHILLIPS TREAS.
      & MICHAEL MCCONA CLERK
      180 CRESCENT AVENUE
      CHELSEA, MA 02150-3017
----------------------------------------------------------------------------------------------------------------------
      JOSUE COLON CUST                                                                             8.40%
      HAZEL COLON UGMA CT
      400 LASALLE ST.
      NEW BRITAN, CT 06051-1315
----------------------------------------------------------------------------------------------------------------------
      ELIZABETH MUGAR                                                                              7.73%
      10 CHESTNUT ST.
      APT. 1808
      SPRINGFIELD, MA 01103-1709
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                                5.64%
      FBO #979-99169-12
      ANDREW CRILL
      31 BEDLE STREET
      BELLE MEAD, NJ 08501
----------------------------------------------------------------------------------------------------------------------
      TAX-EXEMPT BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------


                                      -64-

      GALES & CO.                                                                                 38.56%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 24.78%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 36.34%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              9.73%
      FBO #979-14339-16
      CHARLES DAGRACA & BARBARA
      DAGRACA
      JT TEN
      20 WILLIAM PENN RD.
      WARREN, NJ 07059
----------------------------------------------------------------------------------------------------------------------
      RETAIL B SHARES
----------------------------------------------------------------------------------------------------------------------
      SYLVIA FENDLER                                                                              11.63%
      72 BRINKERHOFF AVE.
      STAMFORD, CT 06905
----------------------------------------------------------------------------------------------------------------------
      FRANCES E STADY                                                                                 5.98%
      P.O. BOX 433
      3176 MAIN ST.
      YORKSHIRE, NY 14173-0433
----------------------------------------------------------------------------------------------------------------------


                                      -65-

      US CLEARING A DIVISION OF                                                                    5.18%
      FLEET SECURITIES INC.
      FBO# 978-02869-11
      CAROL GUY & ALI E GUY
      14 THOMAS ST.
      SCARSDALE, NY 10583-1031
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  6.02%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                   91.71%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      LYNNE P ELDRIDGE REV. LIVING TRUST                                                          99.26%
      LYNNE P ELDRIDGE TRUSTEE
      U/T/A DATED 2/24/00
      12 TIDES END LANE
      PO BOX 576
      EAST ORLEANS, MA 02643-0576
----------------------------------------------------------------------------------------------------------------------
      BKB SHARES
----------------------------------------------------------------------------------------------------------------------
      CHARLES SCHWAB & CO.                                                                        33.97%
      ATTN: MUTUAL FUNDS
      101 MONTGOMERY STREET
      SAN FRANCISCO, CA 94104-4122
----------------------------------------------------------------------------------------------------------------------
      RICHARD F MESSING                                                                            5.43%
      3310 SOUTH OCEAN BLVD.
      APT. 532
      HIGHLAND BEACH, FL 33487
----------------------------------------------------------------------------------------------------------------------


                                      -66-

----------------------------------------------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 73.56%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 26.23%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      THEODORE KONSTANTINO                                                                          10.72%
      JEAN N. KONSTANTINO JT WROS
      49 SHORE RD.
      CLINTON, CT 06413-2363
----------------------------------------------------------------------------------------------------------------------
CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 93.42%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT -
      NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      N. TERRY MUNGER REV TRUST                                                                    7.12%
      N. TERRY MUNGER TTEE
      U/A D/D 11/01/98
      121 PORTER HILL ROAD
      MIDDLEBURY, CT 06762
----------------------------------------------------------------------------------------------------------------------


                                      -67-

      ELIZABETH C. SMITH TRUST AGENCY                                                             80.12%
      U/T/A DTD 11-01-1998
      354 POMPERAUL WOODS
      SOUTHBURY, CT 06488
----------------------------------------------------------------------------------------------------------------------
      MCGRATH FAMILY LIVING TRUST                                                                  7.26%
      GEORGE MCGRATH TRUSTEE
      35 RIDGEWOOD ROAD
      MERIDEN, CT 06450-4459
----------------------------------------------------------------------------------------------------------------------
      BKB SHARES
----------------------------------------------------------------------------------------------------------------------
      CHARLES SCHWAB & CO.                                                                        25.12%
      ATTN: MUTUAL FUNDS
      101 MONTGOMERY STREET
      SAN FRANCISCO, CA 94104-4122
----------------------------------------------------------------------------------------------------------------------
      KELLY F. SHACKLEFORD                                                                   5.89%
      P. O. BOX 672
      NEW CANAAN, CT 06840-0672
----------------------------------------------------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 89.13%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  9.83%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY 14638-0001
----------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 43.30%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------


                                      -68-

----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 54.37%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 83.71%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 15.76%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      EDWARD S. KONDI &                                                                           17.81%
      WENJA S. KONDI JT WROS
      501 LEXINGTON ST.
      UNIT 1
      WALTHAM, MA  02462
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             35.47%
      WILLIAM J. TEDOLDI & BETSY M. TEDOLDI JT WROS
      68 HIGH ST.
      NEEDHAM, MA  02492
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             17.38%
      FBO# 245-00100-00
      MARC P. HAYES & HELEN HAYES JTTEN
      52 PHILLIP FARM RD.
      MARSHFIELD, MA  02050
----------------------------------------------------------------------------------------------------------------------


                                      -69-

      ANTHONY E. HOWES                                                                                5.63%
      51 WAYSIDE INN ROAD
      FRAMINGHAM, MA 01701
----------------------------------------------------------------------------------------------------------------------
      YARON TCHWELLA                                                                                  5.76%
      8 VINE STREET
      NEWTON, MA 02467
----------------------------------------------------------------------------------------------------------------------
      CORPORATE BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 37.62%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 34.87%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001

----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 21.07%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
RHODE ISLAND MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 90.09%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  9.53%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------


                                      -70-

----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 34.15%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 24.83%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
      JAMES R MCCULLOCH                                                                            7.36%
      C/O MICROFIBRE
      P.O. BOX 1208
      PAWTUCKET, RI 02862-1208
----------------------------------------------------------------------------------------------------------------------
      BKB SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              9.30%
      FBO# 245-26616-10
      PENN & CURREN MATERIALS
      75 PENNSYLVANIA AVENUE
      WARWICK, RI  02888-3028
----------------------------------------------------------------------------------------------------------------------
      CHARLES SCHWAB & CO.                                                                         8.23%
      ATTN:  MUTUAL FUNDS
      101 MONTGOMERY STREET
      SAN FRANCISCO, CA  94104-4122
----------------------------------------------------------------------------------------------------------------------
      JOHN J ALMEDIA TR                                                                            5.30%
      JOHN J ALMEDIA REVOCABLE TRUST
      U/A DATED MAY 15, 1997
      517 PLEASANT STREET
      PAWTUCKET, RI 02860-5725
----------------------------------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------


                                      -71-

      GALES & CO.                                                                                 63.63%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 30.67%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                  5.65%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      MARILYN J BRANTLEY                                                                          13.47%
      5954 VAN ALLEN ROAD
      BELFAST, NY 14711-8750
----------------------------------------------------------------------------------------------------------------------
      NEW JERSEY MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 53.09%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
      GALES & CO.                                                                                 46.35%
      FLEET INVESTMENT SERVICES
      MUTUAL FUNDS UNIT - NY/RO/TO4A
      159 EAST MAIN STREET
      ROCHESTER, NY  14638-0001
----------------------------------------------------------------------------------------------------------------------
      RETAIL A SHARES
----------------------------------------------------------------------------------------------------------------------
      US CLEARING CORP                                                                             8.96%
      FBO #979-14430-14
      JOHN R. WRIGHT & MARIA N. WRIGHT JT TEN
      118 WOODLAND ROAD
      MONTVALE, NJ 07645
----------------------------------------------------------------------------------------------------------------------


                                      -72-

----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                              12.93%
      FBO 979-08676-19
      GEORGE L. GUTIERREZ & NEREIDA GUTIERREZ
      8 OLD FARM ROAD
      SADDLE RIVER, NJ  07458-3106
----------------------------------------------------------------------------------------------------------------------
      US CLEARING A DIVISION OF FLEET SECURITIES INC.                                             40.70%
      FBO 979-10688-11
      JOHN J. DELUCCA
      314 ARDMORE ROAD
      HO HO KUS, NJ  07423-1110
----------------------------------------------------------------------------------------------------------------------
      US CLEARING CORP                                                                             39.53%
      FBO #979-14430-14
      JOHN R. WRIGHT & MARIA N. WRIGHT JT TEN
      118 WOODLAND ROAD
      MONTVALE, NJ 07645
----------------------------------------------------------------------------------------------------------------------
      PRIME RESERVES
----------------------------------------------------------------------------------------------------------------------
      U.S. CLEARING                                                                              100.00%
      26 BROADWAY
      NEW YORK, NY  10004-1703
----------------------------------------------------------------------------------------------------------------------
      GOVERNMENT RESERVES
----------------------------------------------------------------------------------------------------------------------
      U.S. CLEARING                                                                              100.00%
      26 BROADWAY
      NEW YORK, NY  10004-1703
----------------------------------------------------------------------------------------------------------------------
      TAX-EXEMPT RESERVES
----------------------------------------------------------------------------------------------------------------------
      U.S. CLEARING                                                                              100.00%
      26 BROADWAY
      NEW YORK, NY  10004-1703
----------------------------------------------------------------------------------------------------------------------
         AS OF DECEMBER 12, 2000, THE NAME, ADDRESS AND PERCENTAGE OWNERSHIP OF
THE ENTITIES OR PERSONS THAT HELD BENEFICIALLY MORE THAN 5% OF THE OUTSTANDING
TRUST SHARES OF EACH OF GALAXY'S INVESTMENT PORTFOLIOS WERE AS FOLLOWS:
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------


                                      -73-

      STABLE ASSET FUND                                                                           12.59%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
      MURPHY JOHN DAVIS TRUA                                                                       6.46%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY FUND
----------------------------------------------------------------------------------------------------------------------
      LORING WALCOTT CLIENT SWEEP ACCT.                                                           40.34%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
----------------------------------------------------------------------------------------------------------------------
      LEVITON MFG CO RET SAV PLAN                                                                  6.52%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
      FLEET SAVINGS PLUS-EQUITY GROWTH                                                            23.46%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      NUSCO RETIREE HEALTH VEBA TRUST                                                              6.61%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------


                                      -74-

      FLEET SAVINGS PLUS-INTL EQUITY                                                               8.67%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY  14638
----------------------------------------------------------------------------------------------------------------------
      FFG INTERNATIONAL EQUITY FUND                                                                7.26%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
STRATEGIC EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
      FFG RETIREMENT & PENSION VDG                                                                90.54%
      C/O FLEET FINANCIAL GROUP
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY BOND FUND
----------------------------------------------------------------------------------------------------------------------
      FLEET SAVINGS PLUS PLAN-HQ BOND                                                             12.47%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      SHORT TERM BOND FUND                                                                         8.87%
      BROWN SHOE CO.
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------
      FLEET SAVINGS PLUS-ASSET ALLOCATION                                                         31.68%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
SMALL COMPANY EQUITY FUND
----------------------------------------------------------------------------------------------------------------------


                                      -75-

      FLEET SAVINGS PLUS-SMALL COMPANY                                                            36.89%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND
----------------------------------------------------------------------------------------------------------------------
      NUSCO RETIREE HEALTH VEBA TRUST                                                             37.50%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      WINNIFRED M PURDY                                                                            7.69%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      JOHN H. DUERDEN IMA                                                                          6.76%
      C/O NORSTAR TRUST CO.
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY  14638
----------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
----------------------------------------------------------------------------------------------------------------------
      COLE HERSEE PENSION PLAN                                                                     7.33%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------------
      FLEET SAVINGS PLUS-GRTH INCOME                                                              38.42%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------


                                      -76-

      FFG EMP RET MISC ASSETS SNC                                                                 23.34%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      CVS INC 401K P/S PLN SCV                                                                     7.49%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      CVS INC 401K P/S PLN AGGRESSIVE                                                        5.31%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------
      INS CORP. OF NEW YORK                                                                        6.14%
      LIAB. MATCH PORT
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
----------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      PERILLO TOURS                                                                               19.30%
      C/O NORSTAR TRUST CO/GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      ROYAL CHAMBORD IMA                                                                           9.65%
      C/O NORSTAR TRUST CO/GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      MCKEE WENDELL A. MARITAL TRUST                                                               9.58%
      C/O NORSTAR TRUST CO/GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------


                                      -77-

----------------------------------------------------------------------------------------------------------------------
      DOROTHY L. NELSON                                                                            6.46%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
      ROBERT LAWRENCE JR.                                                                          5.47%
      C/O NORSTAR TRUST CO
      GALES & CO
      159 EAST MAIN
      ROCHESTER, NY 14638
----------------------------------------------------------------------------------------------------------------------
RHODE ISLAND MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      CP PRITCHARD TR GST NON-EXEMPT                                                              13.16%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL TREASURY MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------
      TR2 FOR HELEN DANFORTH                                                                      14.42%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
----------------------------------------------------------------------------------------------------------------------
CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------
      GAIL MUNGER SUCC TTEE T.P. PARKES TR                                                        10.70%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
----------------------------------------------------------------------------------------------------------------------
      M.G./MICHAEL SENDZIMIR                                                                       5.44%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
----------------------------------------------------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------


                                      -78-

      C. PRITCHARD TR B SH LP HESS                                                                 6.51%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
----------------------------------------------------------------------------------------------------------------------
      WILLIAM M. WOOD TRUST                                                                        6.22%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
----------------------------------------------------------------------------------------------------------------------
      CHARLES G. BANCROFT TR U/WILL                                                                5.72%
      C/O NORSTAR TRUST CO.
      GALES & CO.
      159 EAST MAIN
      ROCHESTER, NY  14638
----------------------------------------------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2000 ______________ with the SEC. The financial statements contained in such Annual Report are _____________ this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal year ended October 31, 2000 have been audited by Galaxy's independent auditors, _________________, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been ________________________________ in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements and Financial Highlights included in the Annual Report for the Funds for periods prior to October 31, 1999 were audited by Galaxy's former independent auditors.

     The Annual Report to Shareholders with respect to the Predecessor Funds for the fiscal year ended May 31,2000 has been filed with the SEC. The financial statements contained in such Annual Report are _______________ into this Statement of Additional Information. No other parts of the Annual Report to Shareholders are incorporated by reference herein. The financial statements and financial highlights for the Predecessor Funds included in such Annual Report to Shareholders have been audited by the Predecessor Funds' independent accountants, _________________________, whose report thereon also appears in such Annual Report and is also incorporated by reference. The financial statements in such Annual report have been ____________________ in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS:

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

NOTES TO FITCH LONG-TERM AND SHORT-TERM RATINGS:

         - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" and "F1" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

         - `NR' indicates the Fitch does not rate the issuer or issue in question.

         - `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         - RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

                                 THE GALAXY FUND

                                    FORM N-1A


PART C.  OTHER INFORMATION

Item 23.  Exhibits

   (a)  (1)  Declaration of Trust dated March 31, 1986.(4)

        (2) Amendment No. 1 to the Declaration of Trust dated as of April 26, 1988.(4)

        (3) Certificate pertaining to Classification of Shares pertaining to Class A and Class B shares.(4)

        (4) Certificate of Classification of Shares pertaining to Class C, Class D and Class E shares.(4)

        (5) Certificate of Classification of Shares pertaining to Class C - Special Series 1 and Class D - Special Series 1 shares.(4)

        (6) Certificate of Classification of Shares pertaining to Class F shares; Class G - Series 1 shares; Class G - Series 2 shares; Class H - Series 1 shares; Class H - Series 2 shares; Class I - Series 1 shares; Class I - Series 2 shares; Class J - Series 1 shares; and Class J - Series 2 shares.(4)

        (7) Certificate of Classification of Shares pertaining to Class K - Series 1 shares; Class K - Series 2 shares; Class L - Series 1 shares; Class L - Series 2 shares; Class M - Series 1 shares; Class M - Series 2 shares; Class N - Series 1 shares; Class N - Series 2 shares; Class O - Series 1 shares; and Class O - Series 2 shares.(4)

        (8) Certificate of Classification of Shares pertaining to Class P - Series 1 shares; Class P - Series 2 shares; Class Q - Series 1 shares; Class Q - Series 2 shares; Class R - Series 1 shares; Class R - Series 2 shares; and Class S shares.(4)

        (9) Certificate of Classification of Shares pertaining to Class T - Series 1 shares and Class T - Series 2 shares.(4)

        (10) Certificate of Classification of Shares pertaining to Class U - Series 1 shares and Class U - Series 2 shares; Class V shares; Class W shares; and Class X - Series 1 shares and Class X - Series 2 shares.(8)

        (11) Certificate of Classification of Shares pertaining to Class C - Special Series 2 shares; Class H - Series 3 shares; Class J - Series 3 shares; Class K - Series 3 shares; Class L - Series 3 shares; Class M - Series 3 shares; Class N - Series 3 shares; and Class U - Series 3 shares.(8)

        (l2) Certificate of Classification of Shares pertaining to Class A - Special Series 2 shares.(8)

        (13) Certificate of Classification of Shares pertaining to Class Y - Series 1 shares and Class Y - Series 2 shares; Class Z - Series 1 shares, Class Z - Series 2 shares and Class Z - Series 3 shares; and Class AA - Series 1 shares, Class AA - Series 2 shares and Class AA - Series 3 shares.(8)

        (14) Certificate of Classification of Shares pertaining to Class BB, Class CC and Class DD shares.(8)

        (15) Certificate of Classification of Shares pertaining to Class D - Special Series 2 shares; Class G - Series 3 shares; Class I - Series 3 shares; and Class X - Series 3 shares.(8)

        (16) Certificate of Classification of Shares pertaining to Class C - Special Series 3 shares; Class C - Special Series 4 shares; Class D - Special Series 3 shares; Class D - Special Series 4 shares; Class G - Series 4 shares; Class G Series 5 shares; Class H - Series 4 shares; Class H - Series 5 shares; Class I - Series 4 shares; Class I - Series 5 shares; Class J - Series 4 shares; Class J - Series 5 shares; Class K - Series 4 shares; Class K - Series 5 shares; Class L - Series 4 shares; Class L - Series 5 shares; Class M - Series 4 shares; Class M - Series 5 shares; Class N - Series 4 shares; Class N - Series 5 shares; Class U - Series 4 shares; Class U - Series 5 shares; Class X - Series 4 shares; Class X - Series 5 shares; Class AA - Series 4 shares; and Class AA - Series 5 shares.(8)

        (17) Certificate of Classification of Shares pertaining to Class EE - Series shares and Class EE - Series 2 shares; Class V - Special Series 1 shares; and Class W - Special Series 1 shares.(11)

        (18) Certificate of Classification of Shares pertaining to Class A - Special Series 3 shares; Class F - Special Series 2 shares; Class E - Special Series 2 shares; Class L - Series 6 shares; Class D - Special Series 5 shares; Class J - Series 6 shares; Class R - Series 3 shares; Class N - Series 6 shares; Class U - Series 6 shares; Class H - Series 6 shares; and Class G - Series 6 shares.
             (12)
                                       -2-

        (19) Certificate of Classification of Shares pertaining to Class FF shares; Class GG shares; Class HH - Series 1 shares and Class HH
             - Series 2 shares; Class II shares; Class JJ - Series 1 shares, Class JJ - Series 2 shares and Class JJ - Series 3 shares; Class KK - Series 1 shares, Class KK - Series 2 shares and Class KK - Series 3 shares; Class LL - Series 1 shares, Class LL - Series 2 shares and Class LL - Series 3 shares; and Class MM - Series 1 shares, Class MM - Series 2 shares and Class MM - Series 3 shares.(14)

        (20) Certificate of Classification of Shares pertaining to Class MM - Series 4 shares.(16)

        (21) Certificate of Classification of Shares pertaining to Class NN-Series 1 shares; Class NN-Series 2 shares; and Class NN-Series 3 shares.(16)

        (22) Certificate of Classification of Shares pertaining to Class NN-Series 4 Shares and Class NN- Series 5 shares.(17)

        (23) Certificate of Classification of Shares pertaining to Class OO - Series 1 shares, Class OO - Series 2 shares, Class OO - Series 3 shares, Class OO - Series 4 shares and Class OO - Series 5 shares; Class PP - Series 1 shares, Class PP - Series 2 shares, Class PP - Series 3 shares, Class PP - Series 4 shares and Class PP - Series 5 shares; Class QQ - Series 1 shares, Class QQ - Series 2 shares, Class QQ - Series 3 shares, Class QQ - Series 4 shares and Class QQ - Series 5 shares; Class P- Series 3 shares; Class KK - Series 4 shares; Class Q - Series 3 shares; Class LL - Series 4 shares; Class O - Series 3 shares; Class R - Series 4 shares; and Class JJ - Series 4 shares.(19)

   (b)  Code of Regulations.(4)

   (c) Article V, Section 5.1, and Article VIII, Section 8.1, of Registrant's Declaration of Trust incorporated herein by reference as Exhibit
        (a)(1), and Amendment No. 1 to Registrant's Declaration of Trust incorporated herein by reference as Exhibit (a)(2).

   (d) (1) Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Money Market, Government, U.S. Treasury, Tax-Exempt, Institutional Government Money Market (formerly Institutional Treasury Money Market), Short-Term Bond, Intermediate Government Income (formerly Intermediate Bond), Corporate Bond, High Quality Bond, Tax-Exempt Bond,

             New York Municipal Bond, Connecticut Municipal Bond,
             Massachusetts Municipal Bond, Rhode Island Municipal Bond, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds dated as of May 19, 1994.(2)

        (2) Addendum No. 1 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Growth and Income and Small Cap Value Funds dated as of December 1, 1995.(1)

        (3) Addendum No. 2 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund dated as of March 3, 1998.(5)

        (4) Addendum No. 3 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves dated as of September 18, 1998.(8)

        (5) Addendum No. 4 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II dated as of June 23, 2000.(19)

        (6) Addendum No. 5 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Pan Asia Fund dated as of September 5, 2000.(19)

        (7) Form of Addendum No. 6 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New York Municipal Money Market Fund.(11)

        (8) Sub-Advisory Agreement between Fleet Investment Advisors Inc. and Oechsle International Advisors, LLC with respect to the International Equity Fund dated as of October 8, 1998.(8)

        (9) Sub-Advisory Agreement between Fleet Investment Advisors Inc. and UOB Global Capital LLC with respect to the Pan Asia Fund dated as of September 5, 2000.(20)

     (e) (1) Distribution Agreement between the Registrant and Provident Distributors, Inc. dated as of December 1, 1999.(12)

          (2) Amendment No. 1 dated as of June 23, 2000 to Distribution Agreement between the Registrant and Provident Distributors, Inc. with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(19)

          (3) Amendment No. 2 dated as of September 5, 2000 to Distribution Agreement between the Registrant and Provident Distributors, Inc. with respect to the Pan Asia Fund.(19)

          (4) Form of Amendment No. 3 to Distribution Agreement between the Registrant and Provident Distributors, Inc. with respect to the New York Municipal Money Market Fund.(11)

          (5) Form of Distribution Agreement between the Registrant and PFPC Distributors, Inc.(21)

     (f) The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan and Related Agreement effective as of January 1, 1997.(2)

     (g)  (1)  Global Custody Agreement between the Registrant and The Chase
                Manhattan Bank dated as of November 1, 1991.(4)

          (2) Amendment dated December 2, 1998 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank.(9)

          (3) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New Jersey Municipal Bond, MidCap Equity and Strategic Equity Funds.(3)

          (4) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(5)

          (5) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New York Municipal Money Market Fund.(11)

          (6) Amendment dated as of June 23, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(19)

          (7) Amendment dated as of September 5, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Pan Asia Fund.(19)

          (8) Amendment dated as of September 7, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank.(19)

          (9) Consent to Assignment of Global Custody Agreement between the Registrant, The Chase Manhattan Bank, N.A. and 440 Financial Group of Worcester, Inc. to The Shareholder Services Group, Inc. d/b/a 440 Financial dated March 31, 1995.(11)

     (h) (1) Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) dated as of June 1, 1997.(3)

          (2) Amendment No. 1 dated March 3, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)

          (3) Amendment No. 2 dated as of March 5, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)

          (4) Amendment No. 3 dated as of September 18, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(8)

          (5) Amendment No. 4 dated as of September 10, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(9)

          (6) Amendment No. 5 dated as of December 1, 1999 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

          (7) Amendment No. 6 dated as of June 23, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(19)

          (8) Amendment No. 7 dated as of June 26, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(19)

          (9) Amendment No. 8 dated as of September 5, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pan Asia Fund.(20)

          (10) Form of Amendment No. 9 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(11)

          (11) Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) dated as of June 1, 1997.(3)

          (12) Amendment No. 1 dated March 3, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)

          (13) Amendment No. 2 dated as of March 5, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)

          (14) Amendment No. 3 dated as of September 18, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(8)

          (15) Amendment No. 4 dated as of September 10, 1998 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(9)

          (16) Amendment No. 5 dated as of September 9, 1999 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

          (17) Amendment No. 6 dated as of December 2, 1999 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

          (18) Amendment No. 7 dated as of June 23, 2000 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc). with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(19)

          (19) Amendment No. 8 dated as of June 26, 2000 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(19)

          (20) Amendment No. 9 dated as of September 5, 2000 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pan Asia Fund.(20)

          (21) Form of Amendment No. 10 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(11)

          (22) Shareholder Services Plan for Trust Shares and Retail A Shares and Related Forms of Servicing Agreements.(14)

          (23) Shareholder Services Plan for BKB Shares and Related Forms of Servicing Agreements.(14)

          (24) Credit Agreement dated as of December 29, 1999 among the Registrant, The Galaxy VIP Fund, Galaxy Fund II, Various Banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.(14)

          (25) Agreement and Plan of Reorganization between The Galaxy Fund and Boston 1784 Funds.(17)

          (26) Shareholder Services Plan for Class II and Class III Shares and Related Forms of Servicing Agreements.(21)

     (i)  (1)  Opinion and consent of counsel dated September 28, 1999.(10)

          (2)  Opinion and consent of counsel dated December 3, 1999.(11)

          (3)  Opinion and consent of counsel dated February 28, 2000.(15)

          (4)  Opinion and consent of counsel dated May 30, 2000.(17)

          (5)  Opinion and consent of counsel dated May 31, 2000.(18)

     (j)  (1)  Consent of Drinker Biddle & Reath LLP.(21)

     (k)       None.

     (l) (1) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. dated July 24, 1986.(4)

          (2) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. dated October 11, 1990 with respect to the Treasury, Equity Growth, Equity Income, International Equity and High Quality Bond Funds.(4)

          (3) Purchase Agreement between the Registrant and SMA Equities, Inc. dated December 30, 1991 with respect to the Small Company Equity Fund, Short-Term Bond Fund, Tax-Exempt Bond Fund, Asset Allocation Fund, and New York Municipal Bond Fund.(4)

          (4) Purchase Agreement between the Registrant and Allmerica Investments, Inc. dated February 22, 1993 with respect to the Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond and Institutional Government Money Market (formerly Institutional Treasury Money Market) Funds.(4)

          (5) Purchase Agreement between the Registrant and 440 Financial Distributors, Inc. dated May 19, 1994 with respect to the Corporate Bond Fund.(4)

          (6) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated February 28, 1996 with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market Money, Growth and Income and Small Cap Value Funds.(4)

          (7) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated March 9, 1998 with respect to the New Jersey Municipal Bond Fund.(5)

          (8) Form of Purchase Agreement between the Registrant and First Data Distributors, Inc. with respect to the MidCap Equity Fund.(3)

          (9) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated March 3, 1998 with respect to the Strategic Equity Fund.(5)

          (10) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated September 18, 1998 with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(9)

          (11) Form of Purchase Agreement between the Registrant and Provident Distributors, Inc. with respect to the New York Municipal Money Market Fund.(14)

          (12) Purchase Agreement between the Registrant and Provident Distributors, Inc. dated June 23, 2000 with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(19)

          (13) Purchase Agreement between the Registrant and Provident Distributors, Inc. dated September 5, 2000 with respect to the Pan Asia Fund.(19)

     (m) (1) Distribution and Services Plan for Retail B Shares and Related Form of Servicing Agreement.(21)

          (2) Distribution and Services Plan and Related Form of Servicing Agreement with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(5)

          (3)  Distribution Plan for Prime A Shares.(6)

          (4) Distribution and Services Plan for Prime B Shares and Related Form of Servicing Agreement.(6)

          (5) Distribution and Services Plan and Related Form of Servicing Agreement with respect to Prime Shares of the New York Municipal Money Market Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund.(11)

          (6) Distribution Plan with respect to Retail A Shares of the Pan Asia Fund.(16)

     (n)       None.

     (o) (1) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System.(21)

     (p)  (1)  Code of Ethics - Registrant.(17)

          (2)  Code of Ethics - Fleet Investment Advisors, Inc.(16)

          (3)  Code of Ethics - Oechsle International Advisors, LLC(17)

          (4)  Code of Ethics - UOB Global Capital LLC(17)

----------

1 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-4806 and 811-4636) as filed with the Commission on March 4, 1996.

2 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1996.

3 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 15, 1997.

4 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 27, 1998.

5 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on June 30, 1998.

6 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 11, 1998.

7 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on October 6, 1998.

8 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1998.

9 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 26, 1999.

10 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 28, 1999.

11 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 3, 1999.

12 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 29, 1999.

13 Filed electronically as Appendix II to the Combined Prospectus/Proxy Statement and incorporated herein by reference to the Registrant's Registration Statement on Form N-14 as filed with the Commission on February 7, 2000.

14 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 23, 2000.

15 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 28, 2000.

16 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on April 17, 2000.

17 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on May 31, 2000.

18 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on June 1, 2000.

19 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 29, 2000.

20 Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 1, 2000.

21   Filed herewith.

Item 24.  Persons Controlled By or Under Common Control with
          Registrant

          Registrant is controlled by its Board of Trustees.

Item 25.  Indemnification

     Indemnification of the Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Section
1.19 of the Distribution Agreement incorporated herein by reference as Exhibit
(e)(1), in Section 12 of the Global Custody Agreement incorporated herein by reference as Exhibit (g)(1) and in Article 10 of the Transfer Agency and Services Agreement incorporated herein by reference as Exhibit (h)(9). The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust dated March 31, 1986, incorporated herein by reference as Exhibit (a)(1), provides as follows:

     9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the

          Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this
          Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

          The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.(a) Business and Other Connections of Investment Adviser

          Fleet Investment Advisors Inc. ("Fleet") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The list required by this Item 26 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).

     (b)  Business and Other Connections of Sub-Adviser

          Oechsle International Advisors, LLC ("Oechsle") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

          The list required by this Item 26 of the officers of Oechsle, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Oechsle pursuant to the Advisers Act (SEC File No. 801-28111).

     (c)  Business and Other Connections of Sub-Adviser

          UOB Global Capital LLC ("UOB") is an investment adviser registered under the Advisers Act.

          The list required by this Item 26 of the officers of UOB, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by UOB pursuant to the Advisers Act (SEC File No. 801-56090).

Item 27.  Principal Underwriter

     (a) In addition to The Galaxy Fund, Provident Distributors, Inc. (the "Distributor") currently acts as distributor for The Galaxy VIP Fund, Galaxy Fund II, International Dollar Reserve Fund I, Ltd., Provident Institutional Funds, Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Strategic Value, Fund Inc., Columbia
          Technology Fund, Inc., GAMNA Series Funds, Inc., WT Investment Trust, Kalmar Pooled Investment Trust, The RBB Fund, Inc., Robertson Stephens Investment Trust, Harris Insight Funds Trust, Allegheny Funds, Deutsche Asset Management VIT Funds, First Choice Funds Trust, Forward Funds, Inc., IBJ Funds Trust, Light Index Funds, Inc., LKCM Funds, Matthews International Funds, McM Funds, Metropolitan West Funds, New Covenant Funds, Inc., Pictet Funds, Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., The Stratton Funds, Inc., Trainer, Wortham First Mutual Funds, Undiscovered Managers Funds, Wilshire Target Funds, Inc., Weiss, Peck & Greer Funds Trust, Weiss, Peck & Greer International Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Tudor Fund, RWB/WPG U.S. Large Stock Fund, Tomorrow Funds Retirement Trust, The BlackRock Funds, Inc. (distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of the Distributor), Northern Funds Trust and Northern Institutional Funds Trust (distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of the Distributor), The Offit Investment Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly-owned subsidiary of the Distributor), The Offit Variable Insurance Fund, Inc.

          (distributed by Offit Funds Distributor, Inc., a wholly-owned subsidiary of the Distributor), ABN AMRO Funds (distributed by ABN AMRO Distribution Services (USA), Inc., a wholly-owned subsidiary of the Distributor).

     (b) The information required by this Item 27 (b) with respect to each director, officer, or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended (File No. 8-46564).

     (c) The Distributor receives no compensation from the Registrant for distribution of its shares other than payments for distribution assistance pursuant to Registrant's Distribution Plan for Retail A Shares (Pan Asia Fund only), Distribution and Services Plan for Retail B Shares, Distribution and Services Plan for the Prime Reserves, Government Reserves and Tax-Exempt Reserves, Distribution and Services Plan for Prime Shares (New York Municipal Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds
          only), Distribution Plan for Prime A Shares and Distribution and Services Plan for Prime B Shares.

Item 28. Location of Accounts and Records

          (1) Fleet Investment Advisors Inc., 100 Federal Street, Boston, Massachusetts 02109 (records relating to its functions as investment adviser to all of the Registrant's Funds).

          (2) Oechsle International Advisors, LLC, One International Place, Boston, Massachusetts 02210 (records relating to its functions as sub-investment adviser to the International Equity Fund).

          (3) UOB Global Capital LLC, 592 Fifth Avenue, Suite 602, New York, NY 10036 and UOB Plaza 2, 80 Raffles Place, #03-00, Singapore 048624 (records relating to its functions as sub-investment adviser to the Pan Asia Fund).

          (4) Provident Distributors Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 (records relating to its functions as distributor).

          (5) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 53 State Street, Mail Stop BOS 425, Boston, MA 02109 (records relating to its functions as administrator).

          (6) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 4400 Computer Drive, Westborough, MA 01581-5108 (records relating to its functions as transfer agent).

          (7) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

          (8) The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as custodian).

Item 29.  Management Services

          Inapplicable.

Item 30.  Undertakings

          None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 52 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Warwick, Rhode Island, on the 29th day of December, 2000.

                                            THE GALAXY FUND
                                            Registrant


                                             /s/ JOHN T. O'NEILL
                                            ---------------------------
                                            John T. O'Neill
                                            President

                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 52 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                     DATE
---------                          ------                    ------

/s/ JOHN T. O'NEILL                 Trustee, President        December 29, 2000
------------------------------      and Treasurer
John T. O'Neill

*DWIGHT E. VICKS, JR.               Chairman of the Board     December 29, 2000
-----------------------             of Trustees
Dwight E. Vicks, Jr.

*DONALD B. MILLER                   Trustee                   December 29, 2000
-------------------------
Donald B. Miller

*LOUIS DETHOMASIS                   Trustee                   December 29, 2000
----------------------
Louis DeThomasis

                                    Trustee                   December 29, 2000
-----------------
Kenneth J. Froot

*JAMES M. SEED                      Trustee                   December 29, 2000
-------------------------
James M. Seed

*By: /s/ JOHN T. O'NEILL
    -------------------------
        John T. O'Neill
        Attorney-In-Fact

                                 THE GALAXY FUND

                                POWER OF ATTORNEY

                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 4, 1996                         /s/DWIGHT E. VICKS, JR.
                                                 --------------------------
                                                Dwight E. Vicks, Jr.

                                 THE GALAXY FUND

                                POWER OF ATTORNEY

                               ------------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                             /s/ DONALD B. MILLER
                                                     ---------------------
                                                      Donald B. Miller

                                 THE GALAXY FUND

                                POWER OF ATTORNEY

                                ------------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                         /s/ BROTHER LOUIS DETHOMASIS
                                                 ---------------------------
                                                    Brother Louis DeThomasis

                                 THE GALAXY FUND

                                POWER OF ATTORNEY

                                ------------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                              /s/ JAMES M. SEED
                                                      --------------------
                                                      James M. Seed

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

(e)(5) Form of Distribution Agreement between the Registrant and PFPC Distributors, Inc.

(h)(26) Form of Shareholder Services Plan for Class II and Class III Shares and Related Forms of Servicing Agreements.

(j)(1)         Consent of Drinker Biddle & Reath LLP.

(m)(1) Distribution and Services Plan for Retail B Shares and Related Form of Servicing Agreement.

(o)(1) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System.